High-trigger loss-absorbing additional tier 1 capital
instrument
Exhibit 4.23
Issuer UBS Group AG
ISIN
US902613BW72 (144A) / USH42097FQ50 (Reg S)
Issue Date
08.01.2026
Currency
USD
Nominal (million)
1,500
Interest Rate
7.000%
1
Maturity Date
perpetual
Call Dates any time during the six-month period from (and
including) 8 January 2036 to (and including) 8
July 2036 or on any Reset Date thereafter
1
Rate subject to change after first reset date.

TERMS AND CONDITIONS OF THE NOTES
The terms and conditions of the Tier 1 Capital Notes issued by UBS Group AG are as follows:
1.
DEFINITIONS
" Acquiror
"
has
the
meaning
assigned
to
such
term
in
subclause
(iv)
of
Condition
8(e)
( Conversion – Qualifying Relevant Event ).
"
Additional
Amounts
"
has
the
meaning
assigned
to
such
term
in
clause
(b)
of
Condition
10
( Taxation ).
"
Additional
Tier
1
Capital
"
means,
at
any
time,
any
item
that
qualifies
as
additional
tier
1
capital ( zusätzliches Kernkapital ) under National Regulations at such time.
"
Adjustment
Spread
"
means,
with
respect
to
any
Alternative
Benchmark
Rate
determined
in
accordance
with
the
provisions
of
Condition
5(c)
(
Interest
–
Benchmark
replacement
),
a
spread
(which may
be positive
or negative),
or
a formula
or
methodology for
calculating such
a
spread,
applied
to
such
Alternative
Benchmark
Rate
in
order
to
reduce
or
eliminate,
to
the
extent
reasonably practicable
in
the
circumstances, any
economic prejudice
or
benefit (as
applicable) to
Holders
as
a
result
of
the
replacement
of
the
Existing
Benchmark
Rate
with
such
Alternative
Benchmark Rate.
"
Affected
Reset
Interest
Period
"
has
the
meaning
assigned
to
such
term
in
subclause
(i)
of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Agent
Insolvency
Event
"
has
the
meaning
assigned
to
such
term
in
subclause
(c)(ii)
of
Condition 9 ( Payments; Agents ).
" Agents
" means
the Fiscal
Agent, the
Registrar, the
Calculation Agent,
the Swiss
Paying Agent
and
any
other
agent
from
time
to
time
appointed
pursuant
to
the
terms
of
the
Fiscal
Agency
Agreement, and the Settlement Agent.
"
Alternative
Benchmark
Rate
"
has
the
meaning
assigned
to
such
term
in
subclause
(i)
of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Alternative
Loss
Absorption
Date
" has
the meaning
assigned to
such term
in Condition
7(e)
(
Trigger Event and Viability
Event – Alternative loss absorption
).
"
Alternative
MMSR
Page
"
has
the
meaning
assigned
to
such
term
in
subclause
(v)(A)
of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Alternative
Relevant
Time
"
has
the
meaning
assigned
to
such
term
in
subclause
(v)(A)
of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Approved
Entity
" has
the meaning
assigned to
such term
in subclause
(iv)
of
Condition 8(e)
( Conversion – Qualifying Relevant Event ).
" Auditor
"
means
the
accounting
firm
(i)
appointed
by
the
Board
of
Directors
of
the
Group
Holding
Company
or
the
shareholders of
the Group
Holding
Company,
as
the
case
may
be,
to
provide,
among
other
things,
audit
and/or
review
opinions
on
the
Group
Holding
Company's
financial
statements,
and
(ii)
approved
by
FINMA
in
accordance
with
the
Financial
Market
Supervisory
Act
(
Finanzmarktaufsichtsgesetz
)
of
22
June
2007,
as
amended
and
as
may
be
further amended from time to time.
" Authorised Signatories
" means any two authorised officers of the Issuer
signing jointly.
"
Balance Sheet
Date
" means
(i) with
respect to
any Ordinary
Publication Date,
the cut-off
date
for the
measurement of
the CET1
Ratio in
the Quarterly
Financial Accounts
published on
such
Ordinary Publication
Date, and
(ii) with
respect to
any Extraordinary
Publication Date,
the cut-
off
date
for
the
Reviewed
Interim
Measurement
published
upon
the
instruction
of
FINMA
on
such Extraordinary Publication Date.

"
Bankruptcy
Event
"
means
any
of
the
following
events
with
respect
to
the
Issuer:
(i)
the
adjudication of bankruptcy
(
Konkurseröffnung
) pursuant to
articles 171, 189,
190, 191 or
192 of
the
DEBA,
(ii)
the
opening
of
restructuring
proceedings
(
Sanierungsverfahren
)
pursuant
to
articles 28
to 32
of the
Swiss Banking
Act or
pursuant to
any successor
or analogous
Swiss law
or regulation applicable
to bank holding
companies in Switzerland
such as UBS
Group AG (any
such
proceedings,
"
Restructuring
Proceedings
"),
and/or
(iii)
the
ordering
of
liquidation
proceedings ( Liquidation
) pursuant to
articles 33 to
37g of the
Swiss Banking Act
or pursuant to
any
successor
or
analogous
Swiss
law
or
regulation
applicable
to
bank
holding
companies
in
Switzerland
such
as
UBS
Group
AG;
provided ,
however
,
that
none
of
the
following
will
constitute
a
Bankruptcy
Event:
(x)
mere
debt
collection
proceedings
(
Betreibungsverfahren )
pursuant to
article 38
et seq.
of the
DEBA, (y)
proceedings in
connection with
a freezing
order
( Arrestverfahren
)
pursuant
to
article
271
et
seq.
of
the
DEBA,
and/or
(z)
the
ordering
of
protective
measures
(
Schutzmassnahmen
)
pursuant
to
article
26
of
the
Swiss
Banking
Act
or
pursuant
to
any
successor
or
analogous
Swiss
law
or
regulation
applicable
to
bank
holding
companies in Switzerland such as UBS
Group AG (any such measures, "
Protective Measures "),
including,
in
the
case
of
each
of
subclauses
(x),
(y)
and
(z),
any
steps
(other
than
any
steps
described in clauses (i) through (iii) of this definition) taken under or in connection therewith.
"
BIS
Regulations
"
means,
at
any
time,
the
capital
adequacy
standards
and
guidelines
promulgated
by
the
Basel
Committee
on
Banking
Supervision,
as
implemented
by
FINMA
in
Switzerland at such time.
"
BIS Risk Weighted
Assets
" means, as of any Balance
Sheet Date, the aggregate amount, in
the
Presentation
Currency,
of
risk-weighted
assets
of
the
Group
as
of
such
Balance
Sheet
Date,
as
determined
by
the
Group
Holding
Company
pursuant
to
the
BIS
Regulations
applicable
to
the
Group
Holding
Company
as
of
such
Balance
Sheet
Date,
and
as
(i)
disclosed
in
the
Quarterly
Financial Accounts published
on the relevant
Ordinary Publication Date
or (ii) may
be disclosed
as a component of the
Reviewed Interim Measurement published upon the instruction
of FINMA
on
the
relevant
Extraordinary
Publication
Date,
as
applicable.
For
the
avoidance
of
doubt,
the
term " risk-weighted assets
" as
used in
this definition
has the
meaning assigned
to such
term in
the BIS Regulations in effect as of the relevant Balance Sheet Date.
"
Business
Day
"
means a
day (other
than
a Saturday
or
a Sunday)
on which
commercial banks
and
foreign
exchange
markets
settle
payments
and
are
open
for
general
business
(including,
without limitation, dealing in
foreign exchange and foreign
currency deposits) in (i)
for purposes
of
the definitions
of
the terms
"Extraordinary Publication
Date", "Higher-Trigger
Amount"
and
"Ordinary Publication Date", Zurich, and (ii) otherwise, New York City and Zurich.
"
Calculation
Agent
"
means
UBS
AG,
in
its
capacity
as
calculation
agent
for
the
Notes,
and
includes any successor calculation
agent for the Notes
appointed in accordance with
the terms of
the Fiscal Agency Agreement.
" Calculation Amount " means USD 1,000.
"
Capital Adequacy
Ordinance
" means
the Swiss
Ordinance concerning
Capital Adequacy
and
Risk Diversification
for Banks
and Securities
Firms of
1 June
2012, as
amended and
as may
be
further amended from time to time, or any successor Swiss law or regulation.
" Cash Distribution
" means any dividend or
distribution in respect of the
Ordinary Shares that is
to
be
paid
or
made
to
Shareholders
as
a
class
in
cash
(in
whatever
currency)
and
however
described
and whether
payable
out
of
share premium
account, profits,
retained earnings
or
any
other
capital
or
revenue
reserve
or
account,
and
including
any
cash
distribution
or
payment
to
Shareholders upon
or in
connection with
a reduction
of capital.
For the
avoidance of
doubt, the
term
"Cash
Distribution"
does
not
include
consideration
paid
or
any
other
payments
made
by
UBS Group
AG or
any of
its affiliates
in connection
with the
repurchase of
Ordinary Shares
in
connection with any share buyback programme.
" Certificate " means a Global Certificate and/or a Definitive Certificate, as the case may be.
" CET1 Capital
" means, as of any
Balance Sheet Date, the aggregate amount,
in the Presentation
Currency,
of items
that constitute
common equity
tier 1 capital
of the
Group as
of such
Balance

Sheet Date,
less any
deductions from
common equity
tier 1
capital required
to be
made, in
each
case as
determined by
the Group
Holding Company
pursuant to
the BIS
Regulations applicable
to
the
Group
Holding
Company
as
of
such
Balance
Sheet
Date,
and
as
(i)
disclosed
in
the
Quarterly Financial Accounts published
on the relevant Ordinary
Publication Date or (ii)
may be
disclosed as
a component
of the
Reviewed Interim
Measurement published
upon the
instruction
of
FINMA
on
the
relevant
Extraordinary
Publication
Date,
as
applicable. For
the
avoidance of
doubt,
the
term
"
common
equity
tier
1
capital
"
as
used
in
this
definition
has
the
meaning
assigned to such term in the BIS Regulations in effect as of the relevant Balance Sheet Date.
" CET1 Ratio
" means, as of
any Balance Sheet Date,
the CET1 Capital as
of such Balance Sheet
Date, divided
by
the BIS
Risk Weighted
Assets
as of
such Balance
Sheet Date,
expressed as
a
percentage,
such
ratio
(or
the
components
thereof)
as
determined
by
the
Group
Holding
Company,
and
(i)
as
disclosed
in
the
Quarterly
Financial
Accounts
published
on
the
relevant
Ordinary
Publication
Date
or
(ii)
constituting
(or
as
disclosed
in)
the
Reviewed
Interim
Measurement
published
upon
the
instruction
of
FINMA
on
the
relevant
Extraordinary
Publication Date, as applicable.
" Clearstream, Luxembourg " means Clearstream Banking S.A.
"Code" has the meaning assigned to such term in subclause (c)(iii) of Condition 10 ( Taxation ).
"Compliant
Securities"
means
securities
issued
by
UBS
Group
AG
or
any
of
its
subsidiaries
that
have
economic
terms
not
materially
less
favourable
to
a
Holder
than
these
Terms
and
Conditions (as reasonably determined by the Issuer), provided that:
(a)
such securities (i) include terms that provide for the same interest rate and principal from time to time
applying to the
Notes, (ii) rank
pari passu
with the Notes
and (iii) preserve
any existing rights under
these Terms
and Conditions to any
accrued and unpaid interest
that has not been satisfied;
(b)
where such securities are issued by
a subsidiary of UBS Group AG,
UBS Group AG has
irrevocably
and
unconditionally
guaranteed
to
the
holders
of
such
securities,
on
a
subordinated
basis
corresponding
mutatis
mutandis
to
Condition
4
(
Status
and
Subordination
), the
due and
punctual payment
of all
amounts due
and payable
by such
subsidiary
under,
or
in
respect
of,
such
securities
pursuant
to
article
111
of
the
Swiss
Code;
(c)
where the Notes
that have been
substituted or amended
were listed immediately
prior to
their substitution or amendment, such securities are listed on (i)
the SIX Swiss Exchange
or (ii) such other internationally recognised stock exchange selected by the Issuer; and
(d)
where
the
Notes
that
have
been
substituted
or
amended
were
rated
by
a
rating
agency
immediately
prior
to
such
substitution
or
amendment,
each
such
rating
agency
has
ascribed, or
announced its
intention to
ascribe and
publish, an
equal or
higher rating
to
such securities.
" Conversion
"
has
the
meaning
given
to
it in
Condition 8(a)
(
Conversion –
Conversion upon
a
Trigger
Event
or
a
Viability
Event
),
and
"convert"
and
"converted"
shall
be
construed
accordingly.
"
Conversion
Capital
" means
conversion capital
(
Wandlungskapital
) within
the meaning
of
the
Swiss Banking Act.
" Conversion Date
" means,
with respect
to any
Conversion, the
Trigger Event
Conversion Date
or the Viability Event Conversion Date, as applicable.
"
Conversion
Price
"
means
USD
43.39,
subject
to
any
adjustment
in
accordance
with
Condition 8(d) ( Conversion – Anti-dilution adjustment of the Conversion Price ).
"
Current
Issuer
"
has
the
meaning
assigned
to
such
term
in
clause
(a)
of
Condition 15
(
Issuer
Substitution ).
"
Current Market
Price
" means, in respect of an
Ordinary Share at a particular date,
the average
of
the
daily
Volume
Weighted
Average
Price
of
an
Ordinary
Share
on
each
of
the
five
consecutive dealing days (or, for the purposes of subclause (i)(D) of

Condition 8(d)
(
Conversion –
Anti-dilution adjustment
of the
Conversion Price
), 10
consecutive
dealing
days)
ending
on
the
dealing
day
immediately
preceding
such
date
(such
period,
the
"
Reference
Period
"), provided
that,
if
at
any
time
during
the
Reference
Period
the
Volume
Weighted
Average
Price
shall
have
been
based
on
a
price
ex-dividend
(or
ex-any
other
entitlement) and
during some
other part
of the
Reference Period
the Volume
Weighted
Average
Price shall have been based on a price cum-dividend (or cum- any other entitlement), then:
(a)
if
the
Ordinary
Shares
to
be
issued
and
delivered
do
not
rank
for
the
dividend
(or
entitlement) in question,
the Volume
Weighted
Average
Price on the
dates on which
the
Ordinary
Shares
were
based
on
a
price
cum-dividend
(or
cum-
any
other
entitlement)
shall, for the purposes
of this definition, be
deemed to be the
amount thereof reduced by
an
amount
equal
to
the
Fair
Market
Value
of
any
such
dividend
or
entitlement
per
Ordinary Share
as at
the date
of first
public announcement
relating to
such dividend
or
entitlement,
in
any
such
case,
determined
on
a
gross
basis
and
disregarding
any
withholding or deduction
required to be
made for or
on account of
tax, and disregarding
any associated tax credit; or
(b)
if
the
Ordinary
Shares
to
be
issued
and
delivered
do
rank
for
the
dividend
(or
entitlement) in question,
the Volume
Weighted
Average
Price on the
dates on which
the
Ordinary Shares
were based
on a
price ex-dividend
(or ex-
any other
entitlement) shall,
for the
purposes of
this definition,
be deemed
to be
the amount
thereof increased
by an
amount equal to the Fair
Market Value
of any such dividend or
entitlement per Ordinary
Share
as
at
the
date
of
first
public
announcement
relating
to
such
dividend
or
entitlement,
in
any
such
case,
determined
on
a
gross
basis
and
disregarding
any
withholding or deduction required
to be made
for or on
account of tax,
and disregarding
any associated tax credit;
and provided , further
that,
if
on
each
of
the
five
dealing
days
(or,
for
the
purposes
of
subclause
(i)(D)
of
Condition
8(d)
(
Conversion
–
Anti-dilution
adjustment
of
the
Conversion
Price
),
the
10
dealing
days)
in
the
Reference
Period
the
Volume
Weighted
Average
Price
was
based on
a price
cum-dividend (or
cum-any other
entitlement) in
respect of
a dividend
(or other
entitlement)
that
has
been
declared
or
announced
but
the
Ordinary
Shares
to
be
issued
and
delivered
do
not
rank
for
that
dividend
(or
other
entitlement),
the
Volume
Weighted
Average
Price on each of
such dates shall, for
the purposes of this
definition, be deemed to
be the amount
thereof reduced by an amount equal to
the Fair Market Value
of any such dividend or entitlement
per
Ordinary
Share
as
at
the
date
of
first
public
announcement
relating
to
such
dividend
or
entitlement, in
any such
case, determined
on a
gross basis
and disregarding
any withholding
or
deduction
required
to
be
made
for
or
on
account
of
tax,
and
disregarding
any
associated
tax
credit;
and provided , further
that,
if
the
Volume
Weighted
Average
Price
of
an
Ordinary
Share
is
not
available
on
one
or
more
of
the
five
dealing
days
(or,
for
the
purposes
of
subclause
(i)(D)
of
Condition 8(d)
(
Conversion –
Anti-dilution adjustment
of the
Conversion Price
), the
10 dealing
days)
in
the
Reference
Period
(disregarding
for
this
purpose
the
proviso
to
the
definition
of
Volume
Weighted
Average
Price),
then
the
average
of
such
Volume
Weighted
Average
Prices
that are available in the Reference Period shall be used (subject to a minimum of two such prices)
and if only one, or no, such Volume
Weighted Average
Price is available in the Reference Period,
the Current Market Price shall be determined by an Independent Adviser.
" Day Count Fraction " means, in respect of any period (the " Calculation Period "), the number of days in the Calculation Period divided by 360 calculated on a formula basis as follows:
where:
" Y
1
" is the year, expressed as a number,
in which the first day of the Calculation Period
falls;
" Y
2
" is the year, expressed as a number, in which the day immediately following the last day included in the Calculation Period falls;

" M
1
"
is
the
calendar
month,
expressed
as
a
number,
in
which
the
first
day
of
the
Calculation Period falls;
" M
2
" is the calendar month,
expressed as number, in which the day immediately
following the last day included in the Calculation Period falls;
" D
1
" is the
first calendar day,
expressed as a
number, of
the Calculation Period,
unless
such number would be 31, in which case D
1
will be 30; and
" D
2
"
is
the
calendar
day,
expressed
as
a
number,
immediately
following
the
last
day
included in
the Calculation
Period, unless
such number
would be
31 and
D
1
is greater
than 29, in which case D
2
will be 30.
" dealing day
" means a day on which the Relevant
Stock Exchange or relevant stock exchange or
securities market is
open for business
and on which
Ordinary Shares or
other securities, options,
warrants
or
other
rights
(as
the
case
may
be)
may
be
dealt
in
(other
than
a
day
on
which
the
Relevant Stock Exchange or
relevant stock exchange or
securities market is scheduled
to or does
close prior to its regular weekday closing time).
" DEBA
" means
the Swiss
Federal Debt
Enforcement and
Bankruptcy Act
of 11
April 1889,
as
amended and as may be further amended from time to time.
" Definitive Certificate " has the meaning assigned to such term in subclause (i) of Condition 2(c)
( Amount, Denomination and Form – Definitive Certificates ).
" Depositary
"
means
DTC
or
any
other
Relevant
Clearing
System
outside
of
Switzerland
designated
as
Depositary
by
the
Issuer;
provided , however
,
that,
irrespective
of
the
number
of
Regulation
S
Global
Certificates
and/or
Rule
144A
Global
Certificates,
as
the
case
may
be,
outstanding, there will be no more than one Depositary for the Notes at any time.
"
Distributable
Items
" means,
in respect
of any
Interest Payment
Date, the
aggregate of
(i) net
profits carried
forward and
(ii) freely
distributable reserves,
in each
case, less
any amounts
that
must
be
contributed
to
legal
reserves
under
applicable
law,
all
in
UBS
Group
AG's
reporting
currency and as appearing in the Relevant Accounts.
" Distribution Compliance Period " means the 40-day period commencing on (and including) the later
of
(i)
the
day
on
which
the
Notes
are
first
offered
to
Persons
other
than
distributors
(as
defined in Regulation S under the US Securities Act), and (ii)
the day on which the closing of the
offering of the Notes occurs.
" DTC " means The Depository Trust Company.
" EEA Regulated Market " means a market as defined by Article 4.1(21) of Directive 2014/65/EU of the European Parliament and of the Council on markets on financial instruments.
" Effective Date " has the meaning assigned to such term in subclause (i)(C) or (i)(D), as applicable, of Condition 8(d) ( Conversion – Anti-dilution adjustment of the Conversion Price ).
" Euroclear " means Euroclear Bank SA/NV.
" Event of Default " has the meaning assigned to such term in clause (a) of Condition 12 ( Events of
Default ).
"
Exempt
Reorganisation
" means
a Reorganisation
where, immediately
after completion
of the
relevant proceedings, the
ordinary shares or
units or equivalent
of Newco (or
depositary or other
receipts
or
certificates
representing
ordinary
shares
or
units
or
equivalent
of
Newco)
are
(i) admitted
to trading
on the
Relevant Stock
Exchange or
(ii) admitted
to listing
on such
other
Recognised Stock Exchange as UBS Group AG or Newco may determine.
" Existing Benchmark Rate " has the meaning assigned to such term in Condition 5(c) ( Interest –
Benchmark replacement ).

" Existing Shareholders " has the meaning assigned to such term in the definition of the term
"Reorganisation".
"
Extraordinary
Distribution
"
means
any
Cash
Distribution
(i)
that
is
expressly
declared
by
UBS
Group
AG
to
be
an
extraordinary
or
special
dividend
or
an
extraordinary
or
special
distribution to
Shareholders as
a class
or
any analogous
or similar
term, and
(ii) the
amount of
which exceeds
the arithmetic
average of
the ordinary
dividend per
Ordinary Share
paid by
UBS
Group
AG
in
the
three
most
recently
preceding
calendar
years
(each
such
ordinary
dividend
translated, if
necessary,
into the
currency in which
the applicable Cash
Distribution is
expressed
at the Prevailing Rate on the date on which such ordinary dividend was paid) by more than 25 per cent.
"
Extraordinary
Publication
Date
"
means
the
Business
Day
on
which
a
Reviewed
Interim
Measurement is published upon
the instruction of FINMA,
after FINMA has
determined that the
conditions for issuing a Trigger
Event Notice in accordance with Condition
7 (
Trigger Event and
Viability Event ) have been met.
"
Extraordinary
Trigger
Event
Notice
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (i) of Condition 7(b) (
Trigger Event and Viability Event –
Trigger Event Notice
).
" Fair Market Value " means, with respect to any property on any date (the " Relevant Valuation
Date
"), the fair market value of that property as determined by an
Independent Adviser,
provided
that:
(a)
the Fair Market Value of a cash amount shall be the amount of such cash;
(b)
where
securities,
options,
warrants
or
other
rights
are
publicly
traded
on
a
stock
exchange
or
securities
market
of
adequate
liquidity
(as
determined
by
an
Independent
Adviser), the Fair
Market Value
(i) of such
securities shall equal
the arithmetic mean
of
the
daily
Volume
Weighted
Average
Prices of
such
securities and
(ii) of
such options,
warrants
or
other
rights
shall
equal
the
arithmetic
mean
of
the
daily
closing
prices
of
such
options,
warrants
or
other
rights,
in
the
case
of
each
of
subclauses
(i)
and
(ii),
during
the
period
of
five
dealing
days
on
the
relevant
stock
exchange
or
securities
market
commencing
on
the
later
of
(x)
the
applicable
Relevant
Valuation
Date
and
(y)
the
first
dealing
day
on
which
such
securities, options,
warrants
or
other
rights
are
publicly
traded,
or
such
shorter
period
as
such
securities,
options,
warrants
or
other
rights are publicly traded; and
(c)
where
securities,
options,
warrants
or
other
rights
are
not
publicly
traded
on
a
stock
exchange or securities market of adequate
liquidity (as aforesaid), the Fair Market
Value
of
such
securities,
options,
warrants
or
other
rights
shall
be
determined
by
an
Independent Adviser, on the basis of
a commonly accepted market valuation method and
taking account of
such factors as
it considers appropriate, including
the market price per
Ordinary
Share,
the
dividend
yield
of
an
Ordinary
Share,
the
volatility
of
such
market
price, prevailing interest rates and the terms
of such securities, options, warrants or other
rights, including as to the expiry date and exercise price (if any) thereof.
Any amounts determined pursuant
to the above shall
be translated into
the Relevant Currency (if
expressed in a currency
other than the Relevant
Currency) at the Prevailing
Rate on the Relevant
Valuation
Date.
In
addition,
in
the
case
of
clause
(a)
above,
the
Fair
Market
Value
shall
be
determined on
a gross
basis and
disregarding any
withholding or
deduction required
to be
made
on account of tax, and disregarding any associated tax credit.
" Final Cancellation Date " means the date specified in the Trigger Event Notice or a Viability
Event Notice, as applicable, as being the date on which any Notes in relation to which no valid
Settlement Shares Settlement Notice has been received by the Settlement Share Depository (or its designated agent(s)) on or before the Settlement Notice Cut-off Date shall be cancelled, which date is expected to be no more than 12 Business Days following the Settlement Notice Cut-off
Date.
" FINMA
" means
the Swiss
Financial Market
Supervisory Authority
FINMA and
any successor
thereto.
" First Call Date " means 8 January 2036.

" First Reset Date " means 8 July 2036.
"
Fiscal
Agency
Agreement
"
means
the
Tier
1
Capital
Fiscal
Agency
Agreement
dated
as
of
10 February
2021, among
the Issuer,
the Fiscal
Agent, the
Registrar,
the Calculation
Agent, the
Swiss
Paying
Agent
and
the
other
Agents
from
time
to
time
party
thereto,
as
amended
by
Amendment No. 1
thereto dated as
of 2
January 2025, and
by the
Fiscal Agent Termination
and
Replacement
Agreement
dated
as
of
3
December
2025,
and
as
may
be
further
amended,
supplemented or otherwise modified from time to time.
"
Fiscal
Agent
"
means
The
Bank
of
New
York
Mellon,
in
its
capacity
as
fiscal
agent
for
the
Notes,
and
includes
any
successor
fiscal
agent
for
the
Notes
appointed
in
accordance
with
the
terms of the Fiscal Agency Agreement.
" Fixed Interest Rate " means 7.000 per cent. per annum.
" Former Residence
" has the
meaning assigned to
such term in
subclause (a)(v) of
Condition 15
( Issuer Substitution ).
"
Global
Certificate
"
means
a
Regulation
S
Global
Certificate
and/or
Rule
144A
Global
Certificate, as the case may be.
"
Going-Concern
LR
Requirement
"
means
a
requirement
under
National
Regulations
for
systemically
relevant
banks
(
systemrelevante
Banken
)
to
hold
a
minimum
amount
of
going-
concern capital
(
Eigenmittel zur
ordentlichen
Weiterführung
der Bank
), which
amount is
set by
reference to the leverage ratio ( Höchstverschuldungsquote ) of such bank.
"
Going-Concern
RWA
Requirement
"
means
a
requirement
under
National
Regulations
for
systemically
relevant
banks
(
systemrelevante
Banken
)
to
hold
a
minimum
amount
of
going-
concern capital
(
Eigenmittel zur
ordentlichen
Weiterführung
der Bank
), which
amount is
set by
reference to the risk weighted assets ( risikogewichtete Positionen ) of such bank.
"
Governmental
Entity
"
has
the
meaning
assigned
to
such
term
in
subclause
(iv)
of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
" Group
"
means,
at
any
time,
the
Group
Holding
Company
and
all
its
subsidiaries
and
other
entities that are
included in the
Group Holding Company's
consolidated capital adequacy
reports
prepared pursuant to National Regulations.
"
Group Holding
Company
" means, at any time, the
top Swiss holding company at such
time of
the
financial
group
to
which
UBS
Group
AG
belongs
for
purposes
of
preparing
consolidated
capital adequacy reports
pursuant to National
Regulations. As at
the Issue
Date, the Group
Holding
Company is UBS Group AG.
"
Higher-Trigger
Amount"
means,
as
of
any
Publication
Date,
the
sum
of
(i)
the
maximum
portion
of
the
aggregate
principal
amount,
in
the
Presentation
Currency
of
the
Quarterly
Financial
Accounts
or
Reviewed
Interim
Measurement,
as
the
case
may
be,
to
which
such
Publication
Date
relates,
of
all
Higher-Trigger
Contingent
Capital,
if
any,
outstanding
on
the
relevant Balance
Sheet Date
that could
be converted
into equity
and/or fully
or partially
written
down,
or
otherwise
operate
to
increase
the
CET1
Capital,
if
a
Higher-Trigger
Write-
down/Conversion
Notice
were
delivered
in
accordance
with
the
terms
thereof,
and
(ii)
the
maximum
portion
of
the
aggregate
principal
amount,
in
the
Presentation
Currency
of
the
Quarterly Financial
Accounts or
Reviewed Interim
Measurement, as
the case
may be,
to which
such
Publication Date
relates,
of
all Higher-Trigger
Contingent Capital,
if
any,
issued after
the
relevant
Balance
Sheet
Date,
but
prior
to
such
Publication
Date,
that
could
be
converted
into
equity and/or fully
or partially written
down, or
otherwise operate to
increase the CET1
Capital,
if a
Higher-Trigger
Write-down/Conversion Notice
were delivered
in accordance
with the
terms
thereof, in the case of each of clauses (i) and (ii), as determined by UBS Group AG. For purposes of clause (ii) of this
definition and, in the case
of an Extraordinary Publication Date,
clause (i) of
this definition,
the aggregate
principal amount
of any
Higher-Trigger
Contingent Capital
that is
not denominated in the Presentation Currency will be converted into the Presentation Currency at
the
applicable
prevailing
exchange
rate
on
the
last
Business
Day
preceding
the
relevant
Publication Date, as determined by UBS Group
AG. In the case of an
Ordinary Publication Date,
for purposes of clause (i) of this definition, the aggregate principal amount of any Higher-Trigger
Contingent Capital
that is
not denominated
in the
Presentation Currency
will be
converted into

the Presentation
Currency at the
applicable exchange rate
used for
such purposes
in the
relevant
Quarterly Financial Accounts.
"
Higher-Trigger
Contingent Capital
" means
any instrument issued
by,
or any
other obligation
of,
any member
of
the Group
that (i)
is
issued or
owed
to holders
that are
not
members of
the
Group
and
(ii)
is
required
pursuant
to
its
terms
to
be
converted
into
equity
and/or
fully
or
partially
written
down,
or
otherwise
operating
to
increase
the
CET1
Capital,
when
the
CET1
Ratio (or
equivalent
capital measure
of
the
Group described
in
the
terms
and
conditions
thereof)
falls
below
a
threshold
that
is
higher
than
the
Threshold
Ratio
(with
respect
to
the
relevant Higher-Trigger Contingent Capital, its "
Higher-Trigger
Threshold Ratio
").
"
Higher-Trigger
Threshold
Ratio
" has
the meaning
assigned to
such term
in the
definition of
the term "Higher-Trigger Contingent Capital".
"
Higher-Trigger
Write-down/Conversion Date
" has
the meaning
assigned to
such term
in the
definition of the term "Higher-Trigger Write-down/Conversion Notice".
"
Higher-Trigger
Write-down/Conversion
Notice
"
means
a
notice
delivered
pursuant
to
the
terms
of
any
Higher-Trigger
Contingent
Capital
that
notifies
the
holders
thereof
that
the
CET1
Ratio
(or
similar
measure
or
other
event
described
in
the
terms
and
conditions
of
such
Higher-Trigger
Contingent
Capital)
has
fallen
below
its
Higher-Trigger
Threshold
Ratio
and,
consequently,
that such
Higher-Trigger
Contingent Capital
will be
converted into
equity and/or
fully or partially
written down, or
otherwise operate to
increase the CET1
Capital, as applicable,
as of a particular date (such
date, the "
Higher-Trigger
Write-down/Conversion Date
"). For the
avoidance of doubt, if the terms and conditions of such Higher-Trigger
Contingent Capital permit
FINMA
to
waive
the
conversion
into
equity
and/or
write-down
of
such
Higher-Trigger
Contingent
Capital
notwithstanding
the
fact
that
the
CET1
Ratio
(or
similar
measure
or
other
event described in the terms and conditions of such Higher-Trigger Contingent Capital) has fallen below its Higher-Trigger Threshold Ratio, the non-issuance of such a waiver by FINMA between the relevant Publication Date and the Trigger Event
Notice Date will be deemed equivalent to the
delivery
of
a
Higher-Trigger
Write-down/Conversion
Notice
for
purposes
of
subclause
(ii)
of
Condition 7(b) (
Trigger Event and Viability Event –
Trigger Event Notice
).
" Holder
" means, with respect to any Note, the Person in whose
name the Certificate representing
such
Note
is
registered
in
the
Register.
For
the
avoidance
of
doubt,
with
respect
to
Notes
represented
by
a
Global
Certificate,
no
Indirect
Holder
or
other
Person
will
be
a
Holder
for
purposes
of
these
Terms
and
Conditions
or
such
Notes
or
have
any
rights,
or
be
owed
any
obligations by the Issuer, under such Notes.
" IBA " means ICE Benchmark Administration® Limited (or any successor administrator of the
USD SOFR ICE Swap Rate® (or any successor label)).
" Independent Adviser
" means
an independent
financial institution
of international
repute or
an
independent adviser of
recognised standing and
expertise, in either
case, appointed by
the Issuer
at its own expense to make any
determination that is required to be made, or
may be made, by an
Independent Adviser under these Terms and Conditions.
"
Independent Adviser Determination
Cut-off Date
" has the meaning
assigned to such term
in
subclause (i) of Condition 5(c) ( Interest – Benchmark replacement ).
"
Indirect
Holder
"
means,
with
respect
to
any
Note
represented
by
a
Global
Certificate,
any
Person
(other
than
the
Holder)
that
owns
a
beneficial
interest
in
such
Notes
through
a
bank,
broker
or
other
financial
institution
that
(i)
participates
in
the
book-entry
system
of
DTC,
Euroclear,
Clearstream,
Luxembourg
and/or
any
other
clearing
system
(each,
a
"
Relevant
Clearing System
"), or (ii)
holds an interest
in such Note
through a participant
in the book-entry
system
of
any
Relevant
Clearing
System.
No
Indirect
Holder
will
have
any
rights,
or
be
owed
any obligations by the Issuer, under the Notes.
"
Interest
Payment
Date
"
has
the
meaning
assigned
to
such
term
in
subclause
(ii)
of
Condition 5(a) ( Interest – Interest Payment Dates ).

" Interest Period
" means each period beginning on (and
including) an Interest Payment Date (or,
in
the
case
of
the
first
Interest
Period,
the
Issue
Date)
and
ending
on
(but
excluding)
the
next
Interest Payment Date.
" Interest Rate
" means the Fixed Interest Rate and/or Reset Interest Rate, as the case may be.
" Issue Date " means 8 January 2026.
" Issuer " means UBS Group AG in its capacity as issuer of the Notes.
" Junior Obligations
" means (i) all classes of
share capital and participation securities (if
any) of
the Issuer and
(ii) all other
obligations of the
Issuer that rank,
or are
expressed to rank,
junior to
claims in respect of the Notes and/or any Parity Obligation.
" Margin " means 3.321 per cent. per annum.
" Mid Market Swap Rate
" means, in relation
to any Reset Interest
Period:
(a)
the USD SOFR ICE Swap
Rate on the Reset Determination
Date in relation to such
Reset
Interest Period as it appears on the MMSR Page on such Reset Determination Date; or
(b)
if such
USD SOFR
ICE Swap
Rate does
not appear
on the
MMSR Page
on such
Reset
Determination
Date,
the
Reset
Reference
Bank
Rate
in
relation
to
such
Reset
Interest
Period.
"
Mid
Market
Swap
Rate
Quotation
"
means,
in
relation
to
any
Reset
Interest
Period,
the
arithmetic mean of the bid and offered rates for the
annual fixed leg (calculated on an Actual/360
day count basis) of a fixed-for-floating USD interest rate swap transaction that:
(a)
has
a
term
of
five
years
commencing
on
the
Reset
Date
on
which
such
Reset
Interest
Period commences; and
(b) is in an amount that is representative for a single transaction in the relevant market at the relevant time with an acknowledged dealer of good credit in the swap market; and
(c)
has a floating leg based on
SOFR compounded in arrear for 12 months
(calculated on an
Actual/360 day count basis).
"
MMSR
Page
"
means Bloomberg
page USISSO05
Index (or
(i)
such other
page as
may
replace
that page on Bloomberg
(or on any successor to
Bloomberg), or (ii) if
there is no such replacement
page on Bloomberg (or on any successor to Bloomberg), such other page on such other information service,
in
the
case
of
each
of
clauses
(i)
and
(ii),
on
which
the
USD
SOFR
ICE
Swap
Rate
is
displayed and as selected by the Issuer after consultation with the Calculation Agent).
" National Regulations
" means, at
any time, (i)
the Swiss national
banking and capital
adequacy
laws,
and
(ii)
the
capital
adequacy
regulations
promulgated
by
the
Swiss
Federal
Council
( Bundesrat
) or
FINMA and
the interpretation
thereof by
FINMA or
any other
competent Swiss
authority, in the case of each of clauses (i) and (ii), directly applicable to UBS Group AG (and/or, if different, the Group Holding Company) and/or the Group at such time.
"
New
Conversion
Condition
"
has
the
meaning
assigned
to
such
term
in
subclause
(iv)
of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New
Conversion
Condition
Effective
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (iv) of Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New
Conversion
Price
"
has
the
meaning
assigned
to
such
term
in
subclause
(iv)
of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New
Residence
"
has
the
meaning
assigned
to
such
term
in
subclause
(a)(v)
of
Condition
15
( Issuer Substitution ).

"
New
York
Business
Day
"
means
a
day
(other
than
a
Saturday
or
a
Sunday)
on
which
commercial banks and foreign exchange markets settle payments generally in New York City.
" Newco " has the meaning assigned to such term in the definition of the term "Reorganisation".
" Non-Qualifying Relevant Event " has the meaning assigned to such term in subclause (iv) of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
" Notes
" means the
USD 1,500,000,000 7.000 per
cent. Tier
1 Capital Notes
issued by the
Issuer
on the Issue Date.
" OECD " means the Organisation for Economic Co-operation and Development.
"
Offer
Settlement
Period
"
has
the
meaning
given
to
it
in
Condition
8(h)
(
Conversion
–
Procedure for delivery in respect of a Conversion ).
" Ordinary Publication Date
" means each Business Day on which Quarterly Financial
Accounts
are published.
"
Ordinary
Shares
"
means
the
registered
ordinary
shares
of
UBS
Group
AG,
which
as
of
the
Issue Date
have a
par value
of USD
0.10 each.
The Ordinary
Shares deliverable
on Conversion
will be newly issued from the capital range ( Kapitalband ), conditional capital ( bedingtes Kapital )
and/or
Conversion
Capital
of
UBS
Group
AG,
and
rank
pari
passu
with
all
other
registered
ordinary shares
of UBS
Group AG
for any
and all
distributions payable
on them
on or
after the
relevant Share Creation Date.
"
Ordinary
Trigger
Event
Notice
Date
"
has the
meaning assigned
to such
term in
subclause (i)
of
Condition 7(b) (
Trigger Event and
Viability Event –
Trigger Event Notice
).
" Other Tier 1 Contingent Convertible Capital Note " means any capital instrument (other than the Notes) that:
(a)
is eligible in full to be (i) treated as Additional Tier 1 Capital and (ii) counted towards either the Going-Concern LR Requirement or the Going-Concern RWA
Requirement (or
both); and
(b)
subject to the terms and conditions thereof, is to be converted into Ordinary Shares when the CET1 Ratio (or equivalent capital measure of the Group described in the terms and conditions thereof) falls below a certain threshold and/or a Viability Event (or equivalent event described in the terms and conditions thereof) occurs.
"
Parity
Obligations
"
means
(i)
all
obligations
of
the
Issuer
in
respect
of
Tier
1
Instruments
(excluding any such obligations
that rank, or
are expressed to
rank, junior to
claims in respect
of
the
Notes),
and
(ii)
any
other
securities
or
obligations
(including,
without
limitation,
any
guarantee,
credit
support
agreement
or
similar
undertaking)
of
the
Issuer
that
rank,
or
are
expressed to rank, pari passu with claims in respect of the Notes and/or any Parity Obligation.
"
Paying
Agent
"
has
the
meaning
assigned
to
such
term
in
subclause
(c)(i)
of
Condition
9
( Payments; Agents ).
" Payment Business Day " means a day (other than a Saturday or a Sunday) on which commercial banks
and
foreign
exchange
markets
settle
payments
and
are
open
for
general
business
(including, without limitation, dealing in foreign exchange and foreign currency deposits) in New
York City.
" Permitted Transactions " means:
(a)
repurchases, redemptions or other acquisitions of any Ordinary
Shares in connection with
(x) any employment contract, benefit plan or similar
arrangement with, or for the benefit
of, any
employees, officers,
directors or
consultants of
any member
of the
Group, (y) a
dividend
reinvestment
or
shareholder
share
purchase
plan
or
(z) the
issuance
of
any
Ordinary
Shares
(or
securities convertible
into,
or
exercisable
for,
Ordinary
Shares)
as
consideration for an acquisition consummated by any member of the Group;

(b)
market-making in Ordinary Shares as part of
the securities business of any member of the
Group;
(c)
purchases
of
fractional
interests
in
any
Ordinary
Shares
pursuant
to
the
conversion
or
exchange provisions
of (x) such
Ordinary Shares
or (y) any
security convertible
into, or
exercisable for, Ordinary Shares;
(d)
redemptions or repurchases of Ordinary Shares pursuant to
any shareholders' rights plan;
and
(e)
distributions in
cash or
in kind
on, or
repurchases, redemptions
or other
acquisitions of,
any Ordinary Shares as
a part of any
solvent reorganisation, reconstruction,
amalgamation
or merger of
any member of the
Group, so long as
such member (or the
successor entity
resulting from such reorganisation, reconstruction, amalgamation or merger) continues to be a member of the Group.
" Person
" means
any individual,
corporation, bank,
partnership, joint
venture, association,
joint-
stock company, limited liability company, trust,
unincorporated organisation or
government or any
agency or political subdivision thereof.
"
Presentation
Currency
"
means
(i) with
respect
to
any
Quarterly
Financial
Accounts,
the
presentation currency of such
Quarterly Financial Accounts, and (ii) with
respect to any Reviewed
Interim Measurement, the Presentation Currency of the Quarterly
Financial Accounts that will be
prepared for the relevant
financial quarterly or annual
period in which the
relevant Extraordinary
Publication Date falls.
"
Prevailing
Rate
"
means,
in
respect
of
any
currencies
on
any
day,
the
spot
rate
of
exchange
between the
relevant currencies
prevailing as
at or
about 12
noon (New
York
City time)
on that
date as appearing on or derived
from the Relevant Page or,
if such a rate cannot be
determined at
such time,
the rate
prevailing as
at or
about 12
noon (New
York
City time)
on the
immediately
preceding day
on which
such rate
can be
so determined
or, if
such rate
cannot be
so determined
by reference
to the
Relevant Page,
the rate
determined in
such other
manner as
an Independent
Adviser determines to be appropriate.
" Protective Measures " has the meaning assigned to such term in the definition of the term
"Bankruptcy Event".
" Public Sector
" means
the government of,
or a
governmental agency or
the central
bank in,
the
country of incorporation of the Group Holding Company.
" Publication Date " means an Ordinary Publication Date or an Extraordinary Publication Date, as
the case may be.
" Qualifying Relevant Event " has the meaning assigned to such term in subclause (iv) of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
Quarterly
Financial
Accounts
"
means
(i)
the
financial
statements
of
the
Group
(including,
without
limitation,
the
notes
thereto)
in
respect
of
a
financial
quarter
published
by
the
Group
Holding
Company,
which
have
been
reviewed
by
the
Auditor
in
accordance
with
the
International
Standards
on
Auditing;
provided,
however
,
that,
if
the
financial
statements
of
the
Group in respect of the last quarter of any year are not so reviewed, the term "Quarterly Financial
Accounts"
in
respect
of
such
quarter
will
mean
instead
the
annual
financial
statements
of
the
Group (including, without
limitation, the notes
thereto) in respect
of such year,
which have been
audited
by
the
Auditor
in
accordance
with
the
International
Standards
on
Auditing
and
are
published in
the annual
report of
the Group
Holding Company
for such
year, or
(ii) in
the event
that
the Group
does not
publish quarterly
financial statements
as described
in clause
(i) of
this
definition, the
financial disclosures
published by
the Group
pursuant to
and in
compliance with
the
Swiss
Ordinance
on
the
Disclosure
Obligations
of
Banks
and
Securities
Firms
of
6
March
2024, as may be amended from time to time, or pursuant to and in compliance with any successor circular
or
regulation
applicable
to
the
Group
Holding
Company,
provided
that
such
financial
disclosures
are
published
for
each
financial
quarter
and
the
interim
earnings
included
in
such
disclosures
have
been
reviewed
by
the
Auditor
in
accordance
with
International
Standards
on
Auditing.

" QIB
"
has
the
meaning
assigned
to
such
term
in
subclause
(i)
of
Condition
2(b)
(
Amount,
Denomination and Form – Global Certificates ).
"
Recognised
Stock
Exchange
"
means
an
EEA
Regulated
Market,
a
regulated,
regularly
operating, recognised
stock exchange in
Switzerland or
any other
regulated, regularly operating,
recognised stock exchange or securities market in an OECD member state.
" Record Date
" means,
with respect
to any
Scheduled Due
Date, the
last Relevant
Banking Day
immediately preceding such Scheduled Due Date.
"
Redemption
Date
"
has
the
meaning
assigned
to
such
term
in
subclause
(i)
of
Condition
6(e)
( Redemption and Purchase – Conditions for redemption ).
" Redemption Notice
" has
the meaning
assigned to
such term
in subclause
(i) of
Condition 6(e)
( Redemption and Purchase – Conditions for redemption ).
" Reference Period " has the meaning assigned to such term in the definition of the term "Current
Market Price".
" Register
" means the register that
the Issuer will procure to
be kept by the Registrar
in accordance
with the provisions of the Fiscal Agency Agreement.
" Registrar
" means The Bank
of New York
Mellon, in its capacity
as registrar for the
Notes, and
includes
any
successor
registrar
for
the
Notes
appointed
in
accordance
with
the
Fiscal
Agency
Agreement.
"
Regulation
S
Global
Certificate
"
has
the
meaning
assigned
to
such
term
in
subclause
(i)
of
Condition 2(b) ( Amount, Denomination and Form – Global Certificates ).
"
Regulatory
Event
" has
the meaning
assigned to
such term
in subclause
(ii) of
Condition 6(d)
( Redemption and Purchase – Redemption due to a Regulatory Event ).
" Relevant Accounts
" means, in respect of
any Interest Payment Date,
the most recently published
audited
unconsolidated
annual
financial
statements
of
UBS
Group
AG
prepared
in
accordance
with the Swiss Code.
" Relevant Banking Day " means a day other than a Saturday or Sunday, on which banks are open for business in the place of the Specified Office of the Registrar and the Fiscal Agent.
" Relevant Clearing System
" has the meaning assigned to such
term in the definition of the
term
"Indirect Holder".
" Relevant Currency
" means
USD or,
if at
the relevant
time or
for the
purposes of
the relevant
calculation
or
determination
there
is
a
Relevant
Stock
Exchange
but
the
New
York
Stock
Exchange
is
not
the
Relevant
Stock
Exchange
(or
is
the
Relevant
Stock
Exchange
but
the
Ordinary Shares
are not
quoted or
dealt in
thereon in
USD), the
currency in
which the
Ordinary
Shares are quoted or dealt in on the Relevant Stock Exchange at such time.
"
Relevant
Date
" means,
with respect
to any
payment, (i)
the date
on which
such payment
first
becomes due under the Notes (the " Scheduled Due Date "), or (ii) if the full amount of the money payable on
the Scheduled
Due Date
has not
been received
by the
Fiscal Agent
on or
before the
Scheduled Due Date,
the date on
which the full
amount of the
money due on
the Scheduled Due
Date has been received by the Fiscal Agent.
" Relevant Event " has the meaning assigned to such term in subclause (iv) of Condition 8(e)
( Conversion – Qualifying Relevant Event ).
" Relevant Page " means the page on Bloomberg or such other information service provider that displays the relevant information.
" Relevant Shares " has the meaning assigned to such term in subclause (iv) of Condition 8(e)
( Conversion – Qualifying Relevant Event ).

"
Relevant Stock
Exchange
" means
the New
York
Stock Exchange
or,
if at
the relevant
time the
Ordinary
Shares
are
not
listed
and
admitted
to
trading
on
the
New
York
Stock
Exchange,
the
principal
stock
exchange
or
securities
market
on
which
the
Ordinary
Shares
are
then
listed,
admitted to trading or quoted or accepted for dealing (if any).
" Relevant Time
" means 11:00 a.m. (New York
City time).
" Reorganisation
" means proceedings
that effect
the interposition of
a corporation or
other limited
liability company (" Newco
") between the Shareholders
immediately prior to such
proceedings (the
"
Existing
Shareholders
") and
UBS Group
AG,
provided
that (i)
only ordinary
shares or
units or
equivalent of
Newco or
depositary or
other receipts
or certificates
representing ordinary
shares or
units or equivalent of Newco are issued
to Existing Shareholders, (ii) immediately after completion
of such
proceedings the
only holders
of ordinary
shares, units
or equivalent
of Newco
or the
only
holders
of
depositary
or
other
receipts
or
certificates
representing
ordinary
shares
or
units
or
equivalent
of
Newco,
as
the
case
may
be,
are
Existing
Shareholders
holding
in
the
same
proportions
as
immediately
prior
to
completion
of
such
proceedings,
(iii)
immediately
after
completion of
such proceedings,
Newco is
(or one
or more
wholly-owned subsidiaries
of Newco
are) the
only shareholder
of UBS
Group AG,
(iv) all
subsidiaries of
UBS Group
AG immediately
prior to such proceedings (other than
Newco, if Newco is then
a subsidiary of UBS Group AG)
are
subsidiaries of
UBS Group
AG (or
of Newco)
immediately after
completion of
such proceedings,
and
(v)
immediately
after
completion
of
such
proceedings,
UBS
Group
AG
(or
Newco)
holds,
directly or
indirectly,
the same percentage
of the
ordinary share
capital and
equity share capital
of
those subsidiaries as was held by UBS Group AG immediately prior to such proceedings.
"
Reset
Date
"
means
the
First
Reset
Date
and
each
day
that
falls
on
the
fifth
anniversary
of
the
immediately preceding Reset Date.
"
Reset
Determination
Date
" means,
in relation
to any
Reset Interest
Period, the
day falling
two
Business Days prior to the Reset Date on which such Reset Interest Period commences.
"
Reset
Interest
Amount
"
has
the
meaning
assigned
to
such
term
in
Condition
5(b)
(
Interest
–
Determination of the Mid Market Swap Rate, the
Reset Interest Rate and the
Reset Interest Amount
in relation to each Reset Interest Period ).
"
Reset
Interest
Period
"
means
each
period
from
(and
including)
any
Reset
Date
and
ending
on
(but excluding) the next Reset Date.
"
Reset Interest
Rate
" means,
in relation
to any
Reset Interest
Period, the
sum of
the Margin
and
the Mid Market Swap Rate in relation to such Reset Interest Period.
"
Reset Reference
Bank Rate
" means, in
relation to any
Reset Interest Period,
the percentage rate
(rounded,
if
necessary,
to
the
fifth
decimal
place,
with
0.000005
being
rounded
upwards)
determined by the Calculation Agent as follows:
(a)
the
Calculation
Agent
will
request
each
Reset
Reference
Bank
to
provide
it
with
such
Reset Reference Bank's Mid Market Swap Rate Quotation in relation to such Reset Interest
Period as
at the
Relevant Time
on the
Reset Determination
Date in
relation to
such Reset
Interest Period; and
(b)
if at least
three such Mid Market
Swap Rate Quotations are
provided, the Reset Reference
Bank Rate will be the arithmetic mean of
the Mid Market Swap Rate Quotations provided,
eliminating the highest Mid Market
Swap Rate Quotation (or,
in the event of equality,
one
of
the
highest)
and
the
lowest
Mid
Market
Swap
Rate
Quotation
(or,
in
the
event
of
equality, one of the lowest); or
(c)
if
only
two
such
Mid
Market
Swap
Rate
Quotations
are
provided,
the
Reset
Reference
Bank Rate will be the arithmetic mean of
the Mid Market Swap Rate Quotations provided;
or
(d)
if only one
such Mid Market
Swap Rate Quotation
is provided, the
Reset Reference Bank
Rate will be the Mid Market Swap Rate Quotation provided; or

(e)
if no
such Mid
Market Swap
Rate Quotations
are provided,
the
Reset Reference
Bank
Rate
will
be
(i)
if
such
Reset
Determination
Date
is
in
relation
to
any
Reset
Interest
Period other than the Reset Interest Period commencing on
the First Reset Date, the Mid
Market
Swap
Rate
in
respect
of
the
immediately
preceding
Reset
Interest
Period,
or
(ii)
if
such
Reset
Determination
Date
is
in
relation
to
the
Reset
Interest
Period
commencing on the First Reset Date, 3.679 per cent. per annum.
"
Reset Reference
Banks
" means
five major
banks in
the swap,
money,
securities or
other market
most closely connected with the Mid Market Swap Rate, as selected by the Issuer after consultation with the Calculation Agent.
" Restructuring Proceedings " has the meaning assigned to such term in the definition of the term
"Bankruptcy Event".
"
Reviewed
Interim
Measurement
"
means
an
interim
measurement
of
the
CET1 Ratio,
with
respect
to
which
the
Auditor
has
performed
procedures
in
accordance
with
the
International
Standard on
Related Services
(and relevant
Swiss standards
and practices)
applicable to
agreed-
upon procedures engagements.
" Rule 144A
" has the
meaning assigned to
such term in
subclause (i) of
Condition 2(b) (
Amount,
Denomination and Form – Global Certificates ).
"
Rule
144A
Global
Certificate
"
has
the
meaning
assigned
to
such
term
in
subclause
(i)
of
Condition 2(b) ( Amount, Denomination and Form – Global Certificates ).
"
Scheduled
Due
Date
"
has
the
meaning
assigned
to
such
term
in
the
definition
of
the
term
"Relevant Date".
" Securities " means any shares in the capital of UBS Group AG, or any options, warrants or other rights to
subscribe for or
purchase or acquire
shares in the
capital of UBS
Group AG, excluding
all Other Tier 1 Contingent Convertible Capital Notes (and each a " Security ").
"
Senior
Obligations
"
means
all
obligations
of
the
Issuer
that
are
unsubordinated
or
that
are
subordinated and do not constitute either Junior Obligations or Parity Obligations.
" Settlement Agency Agreement " means the Settlement Agency Agreement dated as of the Issue
Date,
between
the
Issuer
and
the
Settlement
Agent,
as
amended,
supplemented
or
otherwise
modified from time to time.
"
Settlement
Agent
"
means
UBS
AG,
in
its
capacity
as
settlement
agent
for
the
Notes,
and
includes any
successor settlement agent
for the
Notes appointed in
accordance with these
Terms
and Conditions.
" Settlement Date " means:
(a)
with respect to any Note in relation to which a valid Settlement Shares Settlement Notice is received by
the Settlement Share
Depository (or any
of its agents
designated for such
purpose
in
the
Trigger
Event
Notice
or
Viability
Event
Notice,
as
applicable)
on
or
before the Settlement Notice Cut-off Date,
(i)
if
the
Trigger
Event
Notice
specified
that
the
Issuer
will
not
appoint
a
Settlement
Shares
Offer
Agent
to
conduct
a
Settlement
Shares
Offer
or
if
the
Issuer gave a Viability Event Notice, the date that is two Business Days after the
date
on
which
the
relevant
Settlement
Shares
Settlement
Notice
has
been
so
received by the Settlement Share Depository (or such agent); or
(ii)
if
the
Trigger
Event
Notice
specified
that
the
Issuer
will
appoint
a
Settlement
Shares
Offer
Agent
to
conduct
a
Settlement
Shares
Offer,
the
date
that
is
two
Business
Days
after
the
later
of
(x)
the
date
on
which
the
Offer
Settlement
Period expires or is terminated and (y) the date on which
the relevant Settlement
Shares
Settlement
Notice
has
been
so
received
by
the
Settlement
Share
Depository (or such agent); and

(b)
with respect to any Note in relation to which a valid Settlement Shares Settlement Notice is not
received by
the Settlement
Share Depository
(or any
of its
agents designated
for
such purpose in
the Trigger Event
Notice or Viability
Event Notice, as
applicable) on or
before
the
Settlement
Notice
Cut-off
Date,
the
date
on
which
the
Settlement
Share
Depository delivers the
relevant Ordinary Shares
and/or cash proceeds
of the Settlement
Shares
Offer,
as
applicable,
to
which
the
Holder
of
such
Note
is
entitled
pursuant
to
Condition 8 ( Conversion ) to such Holder.
"
Settlement Notice
Cut-off Date
" means the
date specified as
such in the
Trigger Event
Notice
or Viability
Event Notice, as applicable,
which date shall
be at least
20 Business Days
following
the applicable Suspension Date.
"
Settlement
Share
Depository
"
means
a
reputable
independent
financial
institution,
clearing
institution, trust
company or
similar entity,
to be
appointed by
the Issuer
on or
prior to
any date
when
a
function
ascribed
to
the
Settlement Share
Depository
in
these
Terms
and
Conditions is
required
to
be
performed
to
perform
such
functions,
who
will
hold
Ordinary
Shares
in
a
designated
trust
account
for
the
benefit
of
the
Holders
and
otherwise
on
terms
consistent
with
these Terms and Conditions.
" Settlement Shares Offer " has the meaning given to it in Condition 8(h) ( Conversion –
Procedure for delivery in respect of a Conversion ).
" Settlement Shares Offer Agent " has the meaning given to it in Condition 8(h) ( Conversion –
Procedure for delivery in respect of a Conversion ).
" Settlement Shares Settlement Notice " has the meaning given to it in Condition 8(j)
(
Conversion – Delivery of Ordinary Shares and cash proceeds received from a Settlement Shares
Offer ).
"
Share
Creation
Date
"
means,
in
relation
to
Ordinary
Shares
to
be
issued
and
delivered
on
Conversion, the date
falling after the
relevant Trigger
Event Notice or
Viability Event
Notice, as
the case may be, and on or prior to
the applicable Conversion Date on which as a matter of Swiss law the relevant Ordinary Shares are paid up.
" Shareholders " means the holders of Ordinary Shares.
" SOFR
" means
the daily
Secured Overnight
Financing Rate
provided by
the Federal
Reserve Bank
of New York, as the administrator of such rate (or any successor administrator of such rate).
"
Specified
Office
"
means
(i)
in
the
case
of
The
Bank
of
New
York
Mellon,
as
Fiscal
Agent,
Paying
Agent
and
Registrar,
500
Ross
Street,
12th
Floor,
Pittsburgh,
PA
15262,
USA,
Attn:
Janelle Poland
/ Yolanda
Ash, (ii)
in the
case of
UBS AG,
as Swiss
Paying Agent,
Calculation
Agent and Settlement Agent, Bahnhofstrasse 45, 8001 Zurich, Switzerland, (iii) in the case of any other
Agent,
such
office
as
is
notified
by
the
Issuer
to
the
Holders
in
accordance
with
Condition 14 ( Notices
) as soon as practicable after the appointment of
such Agent, and (iv) in the
case
of
the
Settlement
Share
Depository,
the
office
designated
as
such
in
the
relevant
Trigger
Event Notice or
Viability Event
Notice, as the
case may be, or,
in the case of
each of clauses
(i),
(ii),
(iii)
and
(iv),
such
other
office
as
the
relevant
Agent
or
Settlement
Share
Depository
may
designate from time to
time by providing notice
to the Issuer and
the Holders in accordance
with
Condition 14 ( Notices ).
" Substitute Issuer
" has the
meaning assigned to
such term in
clause (a) of
Condition 15 (
Issuer
Substitution ).
"
Substitution
Documents
"
has
the
meaning
assigned
to
such
term
in
subclause
(a)(iv)
of
Condition 15 ( Issuer Substitution ).
"
Substitution
or
Amendment
Effective
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (b)(iii) of Condition 13 ( Meetings of Holders; Substitution and Amendment ).
"
Suspension
Date
"
means
the
date
specified
in
the
Trigger
Event
Notice
or
Viability
Event
Notice,
as applicable,
as
the date
on which
the
Depositary is
expected to
suspend all
clearance
and
settlement
of
transactions
in
the
Notes
in
accordance
with
its
rules
and
procedures,
which
date is expected to be, if such Trigger Event Notice specifies that the Issuer will appoint

a
Settlement
Shares
Offer
Agent
to
conduct
a
Settlement
Shares
Offer,
as
proximate
to
the
expiration
or
termination
of
the
Offer
Settlement
Period
as
is
reasonably
practicable
in
accordance with the rules and procedures of the Depositary; provided , however , that, for purposes of Condition 8(j)
(
Conversion – Delivery of
Ordinary Shares
and cash proceeds
received from
a
Settlement
Shares
Offer
)
only,
if
the
date
on
which
the
Depositary
actually
suspends
such
clearance
and
settlement
is
different
from
the
date
specified
in
the
Trigger
Event
Notice
or
Viability
Event Notice,
as
applicable, then
"Suspension Date"
will mean
the date
on which
the
Depositary actually suspends such clearance and settlement.
"
Swiss
Banking
Act
"
means
the
Swiss
Federal
Act
on
Banks
and
Savings
Institutions
of
8 November 1934, as amended and as may be further amended from time to time.
" Swiss Code
" means the Swiss Code
of Obligations of 30
March 1911, as
amended and as may be
further amended from time to time.
"
Swiss Paying
Agent
" has
the meaning assigned
to such term
in subclause (c)(i)
of Condition 9
( Payments; Agents ).
"
Swiss
Resolution
Power
"
means
any
statutory
power
of
FINMA
that
it
may
exercise
during
Restructuring Proceedings
as set
forth in
article 28
et seqq.
of the
Swiss Banking
Act or
in any
implementing
ordinance
or
successor
Swiss
law
or
regulation
or
analogous
Swiss
law
or
regulation applicable to bank holding companies incorporated under the laws of Switzerland such as UBS Group AG,
including, without limitation, the power
to (i) transfer the
assets of the entity
subject
to such
Restructuring Proceedings,
or
portions
thereof, together
with
such
entity's debt,
other liabilities
and contracts,
or portions
thereof, to
another entity,
(ii) stay
(for a
maximum of
two business days) the termination of, or the exercise of (w) rights to terminate, (x) netting rights,
(y)
rights
to
enforce
or
dispose
of
certain
types
of
collateral
or
(z)
rights
to
transfer
claims,
liabilities or
certain collateral
under,
contracts to
which the
entity subject
to such
Restructuring
Proceedings
is
a
party,
(iii)
partially
or
fully
convert
the
debt
of
the
entity
subject
to
such
Restructuring Proceedings into equity,
and/or (iv) partially or
fully write-down the obligations of
the entity subject to such Restructuring Proceedings.
"
Tax
Event
"
has
the
meaning
assigned
to
such
term
in
subclause
(ii)
of
Condition
6(c)
( Redemption and Purchase – Redemption due to a Tax Event ).
" Tax Jurisdiction " means Switzerland.
" Taxes " has the meaning assigned to such term in clause (a) of Condition 10 ( Taxation ).
" Threshold Ratio " means 7 per cent.
"
Tier
1
Capital
" means
Additional Tier
1 Capital
or any
item that
qualifies as
common equity
tier 1 capital pursuant to National Regulations.
"
Tier
1
Instruments
"
means
any
and
all
(i)
securities
or
other
obligations
(other
than
Tier
1
Shares)
issued
by
UBS
Group
AG
or
(ii)
shares,
securities,
participation
securities
or
other
obligations (other
than Tier
1 Shares)
issued by
a subsidiary
of UBS
Group AG
and having
the
benefit of
a guarantee, credit
support agreement
or similar
undertaking of
UBS Group
AG, each
of
which
shares,
securities,
participation
securities
or
other
obligations
described
in
clauses
(i)
and
(ii)
of
this
definition
qualify,
or
are
issued
in
respect of
a
security
that
qualifies,
as
Tier
1
Capital
of
the
Group
and/or
UBS
Group
AG
(without
regard
to
quantitative
limits
on
such
capital) on a consolidated ( Finanzgruppe ) or on an unconsolidated ( Einzelinstitut ) basis.
"
Tier
1
Shares
"
means all classes
of share capital
and participation certificates (if any) of UBS
Group AG
or any
subsidiary of
UBS Group
AG that
qualify as
common equity
tier 1
capital of
the Group
and/or UBS Group
AG under National
Regulations on a
consolidated (
Finanzgruppe )
or on an unconsolidated ( Einzelinstitut ) basis.
" Trigger Breach Determination Date
" has the meaning assigned to such term in subclause (i)
of
Condition 7(b) (
Trigger Event and Viability Event –
Trigger Event Notice
).

"
Trigger
CET1 Ratio
" means, as of any Publication Date, (i) the sum of (x) the CET1 Capital as
of
the
relevant
Balance
Sheet
Date
and
(y)
the
Higher-Trigger
Amount
as
of
such
Publication
Date,
divided
by
(ii)
the
BIS
Risk
Weighted
Assets
as
of
the
relevant
Balance
Sheet
Date,
expressed as a percentage.
"
Trigger
Event
"
has
the
meaning
assigned
to
such
term
in
subclause
(ii)
of
Condition
7(a)
(
Trigger Event and Viability
Event – Trigger Event
).
" Trigger Event Conversion Date " has the meaning assigned to such term in subclause (i) of
Condition 7(b) (
Trigger Event and Viability Event –
Trigger Event Notice).
"
Trigger Event
Notice
" has the meaning assigned to such term in subclause (i) of Condition 7(b)
(
Trigger Event and Viability
Event – Trigger Event Notice
).
"
Trigger
Event Notice Date
" means an Ordinary Trigger Event Notice Date or
an Extraordinary
Trigger Event Notice Date, as the case may be.
" US " or " United States
" means the United States
of America (including the States
and the District
of Columbia), its territories, its possessions and other areas subject to its jurisdiction.
" US Exchange Act
" means the US
Securities Exchange Act of 1934,
as amended and as may
be
further amended from time to time.
"
US
Investment Company
Act
" means
the US
Investment Company
Act of
1940, as
amended
and as may be further amended from time to time.
"
US
Securities
Act
"
means the
US
Securities
Act
of
1933,
as
amended and
as
may
be
further
amended from time to time.
"
US Transfer
Agent
" means
Computershare Trust
Company,
N.A., in
its capacity
as US
transfer
agent
for
the
Ordinary
Shares,
and
includes
any
successor
US
transfer
agent
for
the
Ordinary
Shares that may be appointed by UBS Group AG from time to time.
" USD " means United States dollars.
"
USD
SOFR
ICE
Swap
Rate
"
means,
on
any
Reset
Determination
Date,
the
USD
SOFR
ICE
Swap Rate® (or any successor label for such rate applied by IBA) published by IBA that represents the
annual
mid
rate
as
of
the
Relevant
Time
on
such
Reset
Determination
Date
for
USD
swap
transactions with
a term of
five years
and a floating
leg based
on SOFR compounded
in arrear
for
12 months.
"
Viability
Event
"
has
the
meaning
assigned
to
such
term
in
subclause
(ii)
of
Condition
7(c)
(
Trigger Event and Viability
Event – Viability Event
).
"
Viability
Event
Conversion
Date
"
has
the
meaning
assigned
to
such
term
in
subclause
(i)
of
Condition 7(c) (
Trigger Event and Viability
Event – Viability Event
).
"
Viability
Event
Notice
"
has
the
meaning
assigned
to
such
term
in
subclause
(i)
of
Condition 7(c) (
Trigger Event and Viability
Event – Viability Event
).
"
Volume
Weighted
Average
Price
" means,
in respect
of an
Ordinary Share
or other
Security on
any dealing
day,
the order
book volume-weighted
average price
(rounded to
the same
number of
decimal places
as the
initial Conversion Price)
of an
Ordinary Share or
such other
Security,
as the
case may
be, published on
or by
or derived from
(i) in
the case of
an Ordinary
Share, the relevant
Bloomberg
page,
or
(ii)
in
the
case
of
a
Security
other
than
Ordinary Shares,
the principal
stock
exchange or securities market on which such
Security is then listed or quoted
or dealt in, if any,
or,
in the
case of
each of
clauses (i)
and (ii),
such other
source as an
Independent Adviser determines
to be
appropriate, on
such dealing
day,
provided
that if
on any
such dealing
day such
price is
not
available
or
cannot
otherwise
be
determined
as
provided
above,
the
Volume
Weighted
Average
Price of
an Ordinary
Share or
such other
Security,
as the
case may
be, in
respect of
such dealing
day shall
be (i)
the Volume
Weighted
Average
Price, determined
as provided
above, on
the most
recently preceding dealing day
on which the same
can be so determined,
or (ii) determined in
such
other manner as an Independent Adviser determines to be appropriate.

2.
AMOUNT, DENOMINATION AND FORM
(a)
Amount and denomination
The
initial
aggregate
principal
amount
of
the
Notes
will
be
USD
1,500,000,000.
The
Notes will be issued to Holders in minimum denominations of USD 200,000 and integral multiples of USD 1,000 in excess thereof. The Notes may be held and transferred only in minimum denominations of USD 200,000 and integral multiples of
USD 1,000 in excess
thereof.
(b)
Global Certificates
(i)
Notes
that
are
initially
sold
in
the
United
States
to
"qualified
institutional
buyers"
(each,
a
"
QIB
")
within
the
meaning
of
Rule
144A
under
the
US
Securities Act (" Rule 144A ") are initially represented by one or more permanent registered global certificates (each, a
"
Rule 144A Global
Certificate
"), without
interest
coupons,
deposited
with
the
Fiscal
Agent
as
custodian
for,
and
registered
in
the
name
of
Cede
&
Co.
as
nominee
for,
DTC.
Notes
that
are
initially sold in
an "offshore transaction"
within the meaning
of Regulation S
of
the
US
Securities
Act
are
initially
represented
by
one
or
more
permanent
registered
global
certificates
(each,
a
"
Regulation
S
Global
Certificate
"),
without interest
coupons, deposited
with the
Fiscal Agent
as custodian
for,
and
registered in the
name of Cede
& Co. as
nominee for,
DTC,
provided
that upon
such
Regulation
S
Global
Certificate's
deposit,
all
beneficial
interests
in
the
Notes
represented
thereby
are
maintained
at
or
through
Euroclear
and/or
Clearstream,
Luxembourg
until
expiration
of
the
Distribution
Compliance
Period. The form
of Regulation S
Global Certificate and the
form of Rule 144A
Global
Certificate
are
set
out
in
the
Fiscal
Agency
Agreement,
which
will
be
made available
by the
Registrar to
any Holder
or Indirect
Holder upon
written
request.
(ii)
The aggregate
principal amount
of the
Notes represented
by each
of the
Global
Certificates
may
from
time
to
time
be
increased
or
decreased
by
adjustments
made on the
records of the
Registrar. Each
Global Certificate shall
have affixed
a
schedule
for
the
purpose
of
recording
adjustments
in
the
aggregate
principal
amount thereof; provided , however
, that,
in the
event of
a discrepancy
between
the principal
amounts recorded
on such
schedule and
the amounts
listed on
the
records
of
the
Registrar,
the
principal
amounts
listed
on
the
records
of
the
Registrar will control.
Any beneficial interest
of an
Indirect Holder in
any Note
represented by one
of the Global
Certificates that is
transferred to a
Person who
takes
delivery
in
the
form
of
a
beneficial
interest
in
such
Note
represented
by
another Global Certificate will, upon
transfer, cease to
be a beneficial interest in
such first Global Certificate and
become a beneficial interest in
the other Global
Certificate and, accordingly,
will thereafter be subject
to all transfer restrictions,
if
any,
and
other
procedures
applicable
to
beneficial
interests
in
such
other
Global Certificate for as long as it retains such an interest.
(iii)
So
long
as
the
Notes
are
represented
by
one
or
more
Global
Certificates
deposited with,
or with
a custodian
for,
the Depositary,
the Holder
of a
Global
Certificate
may
grant
proxies
and
otherwise
authorise
any
Person,
including,
without limitation,
participants of
a Relevant
Clearing System
and Persons
that
may hold
interests through
such participants,
to take
any action
that the
Holder
is
entitled
to
take
under
these
Terms
and
Conditions
or
the
Notes
(including,
without limitation,
delivery of
a Settlement
Shares Settlement
Notice following
a
Trigger
Event
or
a
Viability
Event
in
accordance
with
Condition
8(j)
(
Conversion –
Delivery of
Ordinary Shares
and cash
proceeds
received
from
a
Settlement
Shares
Offer
)),
and
nothing
in
these
Terms
and
Conditions
will
prevent the
Issuer or
the Agents
or the
Settlement Share
Depository (if
any) or
any
of
their
respective
agents
from
giving
effect
to
any
such
proxies
or
other
authorisations furnished by the Holder of a Global Certificate for purposes of this
subclause
(b)(iii).
Although
the
Holders
are
the
only
Persons
entitled
to
participate
in,
and
vote
at,
any
meeting
of
Holders,
so
long
as
the
Notes
are
represented
by
one
or
more
Global
Certificates
deposited
with,
or
with
a
custodian for, the Depositary,
the Holder of a Global
Certificate shall (A) obtain
instructions
from
the
relevant
Indirect
Holders
in
respect
of
any
meeting
of
Holders, (B)
vote at
such meeting
in respect
of each
Note represented
by such
Global Certificate in accordance with the
instructions received from the relevant
Indirect Holder and
(C) abstain from representing
any Note represented by
such
Global
Certificate
at
a
meeting
of
Holders
for
which
it
has
not
received
an
instruction
from
the
relevant
Indirect
Holder.
Only
the
Notes
represented
by
such
Global
Certificate
for
which
the
Holder
received
an
instruction
by
the
relevant Indirect
Holder to
take part
at a
meeting of
Holders will
be deemed
to
be present or represented at such meeting.
(c)
Definitive Certificates
(i)
Definitive
Notes
in
registered
form
(each,
a
"
Definitive
Certificate
")
shall
be
issued, and a Global
Certificate will be exchanged,
in whole, but not
in part, for
Definitive Certificates, if (and only if):
(A)
the Depositary
notifies the
Issuer that
it is
no longer
willing or
able to
discharge properly its responsibilities as depositary with respect to some
or
all
of
the
Global
Certificates,
or
ceases
to
be
a
"clearing
agency"
registered under the US Exchange Act; or
(B)
at
any
time
the
Depositary
is
no
longer
eligible
to
act
as
such,
or
the
Notes
cease
for
any
reason
to
be
eligible
for
clearing
through
the
Depositary,
and
the
Issuer
is
unable
to
locate
a
qualified
successor
within 90 days of receiving notice of such ineligibility of the Depositary or of the Notes, as
the case may be, from or on behalf of the
Depositary;
or
(C)
issuance
of
the
Definitive
Certificates
is
required
by
Swiss
or
other
applicable
laws
or
regulations
in
connection
with
the
enforcement
of
rights under the Notes; or
(D)
the Issuer provides its consent.
(ii)
If a Global
Certificate is to
be exchanged for
Definitive Certificates pursuant
to
subclause (i) above,
the Issuer will
procure the prompt
delivery (free of
charge)
of
Definitive
Certificates
to
the
Fiscal
Agent,
duly
executed
without
interest
coupons, registered in
the names of
the relevant Indirect
Holders, addresses and
denominations provided in
a written notice
to be given
by the Depositary
or the
Issuer
to
the
Fiscal
Agent
(which
notice
shall
be
given
subject
to
the
Depositary's procedures
and also
specify the
taxpayer identification
number,
if
any,
of
each
Person
in
whose
name
such
Definitive
Certificates
are
to
be
registered).
Upon
written
direction
of
the
Issuer,
the
Fiscal
Agent
will
deliver
such
Definitive
Certificates
to
the
Holders
thereof
no
later
than
five
Business
Days
after
receipt
by
the
Fiscal
Agent
of
the
written
notice
provided
by
the
Depositary
(or
the
Issuer,
as
applicable)
referred
to
above
(and
any
other
necessary
information
as
the
Fiscal
Agent
may
reasonably
request
from
the
Issuer at
such time).
The Fiscal
Agent shall
promptly cancel
and deliver
to the
Issuer
the
surrendered
Global
Certificates.
The
form
of
Definitive
Certificate
that will be
issued in exchange
for a beneficial interest
in a Note
represented by
a Rule
144A Global
Certificate and
the form
of Definitive
Certificate that
will
be
issued
in
exchange
for
a
beneficial
interest
in
a
Note
represented
by
a
Regulation
S
Global
Certificate
are
set
out
in
the
Fiscal
Agency
Agreement,
which will
be made
available by
the Registrar
to any
Holder or
Indirect Holder
upon written request
.
(iii)
If
Definitive Certificates
have been
issued pursuant
to this
Condition 2(c),
any
Definitive Certificate that is lost,
stolen, mutilated, defaced or destroyed
may be
replaced, subject to applicable
laws and regulations, at
the Specified Office of the

Fiscal
Agent
upon
payment
by
the
claimant
of
the
fees,
costs
and
expenses
incurred by the Fiscal
Agent and the Issuer
in connection therewith and
on such
terms as
to evidence,
security and
indemnity (which
may provide,
among other
things,
that
if
the
Definitive
Certificate
allegedly
or
actually
lost,
stole
or
destroyed is subsequently presented for payment there shall be paid to the Issuer
on
demand
the
amount
payable
by
the
Issuer
in
respect
of
such
Definitive
Certificate
subsequently
presented)
as
the
Issuer
may
require.
Mutilated
or
defaced Definitive Certificates
must be surrendered
before replacements will
be
issued.
3.
TRANSFER
(a)
General
(i)
Subject
to
clauses
(b)
and
(c)
of
this
Condition
3,
title
to
Notes
will
pass
on
transfer
by
assignment
(
Zession
)
and
due
registration
in
the
Register.
All
transfers
of
Notes
and
entries
on
the
Register
will
be
made
subject
to
the
provisions
concerning
transfers
of
Notes
set
forth
in
the
Fiscal
Agency
Agreement,
which
will
be
made
available
by
the
Registrar
to
any
Holder
or
Indirect Holder upon written request.
(ii)
Transfers
of
Notes,
or
of
beneficial
interests
in
Notes
represented
by
Global
Certificates, may be made
only in accordance with
the legend set forth
upon the
face
of
the
applicable
Global
Certificate
or
Definitive
Certificate,
and
the
Registrar will
not be
required to
accept for
registration of
transfer any
Note or
beneficial interests in Notes except upon presentation of
evidence satisfactory to
the
Fiscal
Agent
and
the
Registrar
that
such
transfer
is
being
made
in
compliance with such legend.
(iii)
Transfers
of
Notes
and
the
issue
of
new
Global
Certificates
or
Definitive
Certificates, as
the case
may be,
on transfer
will be
effected without
charge by
or on behalf of
the Issuer or the
Registrar, but upon
payment of any tax
or other
governmental
charges
that
may
be
imposed
in
relation
to
the
transfer
(or
the
giving of
such indemnity
as the
Fiscal Agent
or
the Registrar
may require)
by
the Holder.
(iv)
No Holder may require the transfer of a Note to be registered (x) if the Notes are to be redeemed
pursuant to Condition
6 (
Redemption and Purchase ), during the
period of
15
days
ending on
(and
including) the
relevant Redemption
Date, or
(y) during
the period
of 15
days ending
on (and
including) the
Record Date
for
any Interest Payment Date
.
(v)
No
Person
(including
any
Indirect
Holder)
other
than
the
Holder(s)
will
have
any rights, or be
owed any obligations by
the Issuer, under
the Notes. Payments
of principal,
interest or any
other amount in
respect of Notes
will be made
only
to the
Person shown
on the
Register as
the registered
holder of
such Note
(i.e.,
the Holder) at close of business on the relevant Record Date.
(b)
Transfer of Notes represented by a Global Certificate
(i)
Global Certificates may be transferred only in whole, but not in part, and only to a Relevant Clearing System or any of their respective successors or nominees, in each case
located outside
of Switzerland,
except as
provided below.
Beneficial
interests of Indirect Holders
in Notes represented by
Global Certificates may be
transferred
only
in
accordance with
the
rules and
procedures of
such
Relevant
Clearing
System,
the
provisions
of
the
Fiscal
Agency
Agreement
and
this
Condition 3(b).
(ii)
A beneficial interest
in a Note
represented by a
Regulation S Global
Certificate
may
be
transferred
to
a
Person
who
takes
delivery
in
the
form
of
a
beneficial
interest
in
a
Note
represented
by
a
Rule
144A
Global
Certificate
during
the

Distribution
Compliance
Period,
only
if
such
exchange
occurs
in
connection
with a transfer of beneficial interests in the Notes pursuant to Rule 144A and the transferor first delivers to the Fiscal Agent
and the Registrar a written certificate
substantially in
the form
of a
certificate available
on request
from the
Registrar
to the
effect
that the
beneficial interests
in the
Notes are
being transferred
to a
Person
who
the
transferor
reasonably
believes
is
a
QIB within
the
meaning of
Rule
144A
under
the
US
Securities
Act,
purchasing
the
beneficial
interests
in
the Notes
for its
own account
or the
account of
a QIB
in a
transaction meeting
the requirements
of Rule
144A and
in accordance
with all
applicable securities
laws of the states of the United States and other jurisdictions.
(iii)
A
beneficial interest
in
a
Note
represented by
a
Rule
144A
Global
Certificate
may
be
transferred to
a
Person
who
takes
delivery
in
the
form
of
a
beneficial
interest
in
a
Note
represented
by
a
Regulation
S
Global
Certificate,
whether
before or
after the
expiration of the
Distribution Compliance Period, only
if the
transferor first delivers to the Fiscal Agent
and the Registrar a
written certificate
substantially in the form
of a certificate available
on request from the Registrar
to
the
effect
that
the
transfer is
being
conducted in
compliance with
Rule
903
or
Rule 904 of Regulation
S under the US Securities
Act.
(iv)
Until the termination
of the Distribution
Compliance Period, beneficial interests
in
any
Regulation
S
Global
Certificate
may
be
held
only
through
participants
acting
for
and
on
behalf
of
Euroclear
and/or
Clearstream,
Luxembourg,
provided
that
this
subclause
(iv)
shall
not
prohibit
any
transfer
in
accordance
with subclause (ii) above.
(c)
Transfer of Notes represented by a Definitive Certificate
(i)
If and when
Definitive Certificates have
been issued pursuant
to Condition 2(c)
(
Amount, Denomination and Form
– Definitive Certificates
), one or
more Notes
may be
transferred only
in accordance
with the
legends set
forth upon
the face
of
the
relevant
Definitive
Certificate
and
only
upon
the
surrender
(at
the
Specified Office of
the Registrar) of the
Definitive Certificate representing such
Notes
to
be
transferred,
together
with
the
form
of
transfer
attached
to
such
Definitive Certificate (or another form
of transfer substantially in the
same form
and
containing
the
same
representations
and
certifications
(if
any),
unless
otherwise
agreed
by
the
Issuer),
duly
completed
and
executed
and
any
other
evidence as
the Fiscal
Agent and
the Registrar
may reasonably
require. A
new
Definitive Certificate shall be issued to the transferee in respect of the Notes that are the
subject of the
relevant transfer and,
in the
case of a
transfer of part
only
of a holding of Notes represented by one Definitive Certificate, a new Definitive
Certificate in
respect of
the balance
of the
Notes not
transferred shall
be issued
to the
transferor. In
the case
of a
transfer of
Notes to
a Person
who is
already a
Holder,
a
new
Definitive
Certificate
representing
the
enlarged
holding
may
be
issued
but
only
against
surrender
of
the
Definitive
Certificate
representing
the
existing holding of such Person.
(ii)
Each
new
Definitive
Certificate
to
be
issued
pursuant
to
Condition
2(c)
(
Amount,
Denomination
and
Form
–
Definitive
Certificates
)
shall
be
available
for
delivery
within
three
Relevant
Banking
Days
of
receipt
of
the
form
of
transfer
and
surrender
of
the
relevant
Definitive
Certificate.
Delivery
of
new
Definitive Certificate(s) will be made at the Specified Office of the Fiscal Agent
to
which
delivery
and
surrender
of
such
form
of
transfer
and
Definitive
Certificate or,
as the
case may
be, surrender
of such
Definitive Certificate,
will
have been
made or,
at the
option of
the relevant
Holder and
as specified
in the
relevant form of transfer
or otherwise in writing,
be mailed by uninsured
post at
the risk
of the
Holder entitled
to the
new Definitive
Certificate to
such address
as
may
be
so
specified,
unless
such
Holder
requests
otherwise
and
pays
in
advance
to
the Fiscal
Agent the
costs of
such
other
method of
delivery
and/or
such insurance as it may specify.

(d)
Rule 144A
Each Note
that is
initially sold
in the
United States
to a
QIB will
not be
registered under
the
US
Securities
Act,
or
with
any
securities
regulatory
authority
of
any
state
or
other
jurisdiction
of
the
United
States
and
may
not
be
sold,
pledged
or
otherwise
transferred,
except (i) in accordance with Rule 144A
to a Person that the Holder
and any Person acting
on its behalf reasonably
believe is a QIB
that is acquiring the Notes
for its own account
or
for
the
account
of
one
or
more
QIBs,
(ii)
in
an
offshore
transaction
in
accordance
with
Rule
903
or
904
of
Regulation
S
under
the
US
Securities
Act,
(iii)
pursuant
to
an
exemption from registration under Rule
144 under the US
Securities Act, or in
accordance
with another
exemption from,
or in
a transaction
not subject
to, registration
under the
US
Securities Act, if available, or
(iv) pursuant to an effective
registration statement under the
US Securities
Act, in
each case,
in accordance
with any
applicable securities
laws of
any
state of the United States.
4.
STATUS
AND SUBORDINATION
(a)
Status
The
Notes
constitute
direct,
unsecured
and
subordinated
obligations
of
the
Issuer
and
rank pari passu
and without any preference
among themselves. The
rights and claims of
the Holders against the Issuer under the Notes are subordinated as described in clause (b)
of this Condition 4.
(b)
Subordination
In
the
event
of
(i)
a
Bankruptcy
Event
or
(ii)
an
order
being
made,
or
an
effective
resolution being passed, for the liquidation or winding-up of the Issuer (except, in any such case,
a
solvent
liquidation
or
winding-up
of
the
Issuer
solely
for
purposes
of
a
reorganisation, reconstruction or
amalgamation of the Issuer
or the substitution
in place of
the
Issuer
of
a
successor
in
business
to
the
Issuer,
the
terms
of
which
reorganisation,
reconstruction, amalgamation or substitution (x)
have previously been approved by
a valid
resolution of the Holders and (y) do not provide that the
Notes shall become redeemable in
accordance with these Terms and Conditions),
(i)
if
such
event
occurs
prior
to
the
occurrence
of
a
Trigger
Event
or
a
Viability
Event,
the
rights
and
claims
of
the
Holders
against
the
Issuer
in
respect
of
or
arising under (including, without
limitation, any damages awarded
for breach of
any
obligation
under)
the
Notes
will,
subject
to
any
obligations
that
are
mandatorily
preferred
by
law,
rank
(A)
junior
to
the
rights
and
claims
of
all
holders
of
Senior
Obligations,
(B)
pari
passu
with
the
rights
and
claims
of
holders of
Parity Obligations, and
(C) senior
to the
rights and
claims of holders
of Junior
Obligations;
provided , however
, that,
if a
Trigger Event
or a
Viability
Event
subsequently
occurs
while
such
Bankruptcy
Event
or
liquidation
or
winding-up,
as
the
case
may
be,
is
continuing,
the
rights
and
claims
of
the
Holders
against
the
Issuer
in
respect
of
the
delivery
of
Ordinary
Shares
in
accordance with Condition 8 ( Conversion
) will rank as set forth in
subclause (ii)
below; or
(ii)
if such event
occurs on or
after the occurrence
of a Trigger
Event or a
Viability
Event,
the rights
and
claims of
the Holders
against the
Issuer in
respect of
the
delivery
of
Ordinary
Shares in
accordance with
Condition 8
(
Conversion
)
will
rank
(A)
junior
to
the
rights
and
claims
of
all
holders
of
Senior
Obligations,
(B) junior to the
rights and claims of
holders of Parity Obligations,
and (C)
pari
passu
with the rights and claims of holders of Junior Obligations
.
(c)
Claims subject to a Conversion
Any
claim
of
any
Holder
in
respect
of
or
arising
under
the
Notes
(including,
without
limitation,
any
claim
in
relation
to
any
unsatisfied
payment
obligation
of
the
Issuer
subject to enforcement by
any Holder pursuant to
Condition 12 (
Events of Default ) or in
relation
to
the
occurrence
of
any
other
Event
of
Default)
will
be
subject
to,
and

superseded
by,
Condition 8
(
Conversion
),
irrespective
of
whether
the
relevant
Trigger
Event or Viability Event,
as applicable, has occurred, or, in the
case of a Viability
Event,
the relevant Viability
Event Notice has been
given, prior to or
after the occurrence of
an
Event of Default or any other event.
5.
INTEREST
(a)
Interest Payment Dates
(i)
Subject
to
Condition
8
(
Conversion
)
and
clause
(h)
of
this
Condition
5,
the
Notes will
bear interest
on their
principal amount
(A) from
(and including)
the
Issue Date to (but excluding) the First Reset Date, at the Fixed Interest Rate, and
(B) thereafter, at the applicable Reset Interest Rate.
(ii)
Subject to
Condition 8
(
Conversion
) and
clause (i)
of this
Condition 5,
interest
on the Notes
will be payable
semi-annually in arrear
on 8 January
and 8 July
of
each year (each, an " Interest Payment Date "), commencing on 8 July 2026.
(b)
Determination
of
the
Mid
Market
Swap
Rate,
the
Reset
Interest
Rate
and
the
Reset
Interest Amount in relation to each Reset Interest Period
With
respect to
each Reset
Interest Period
and subject
to clause
(c) of
this Condition
5,
the Calculation
Agent will,
as soon
as practicable
after the
Relevant Time
on the
Reset
Determination Date
in relation
to such
Reset Interest
Period, determine
the Mid
Market
Swap
Rate and
the Reset
Interest Rate
for such
Reset Interest
Period and
calculate the
amount
of
interest
payable
per
Calculation
Amount
on
the
Interest
Payment
Date
in
relation
to
each
Interest
Period
falling
in
such
Reset
Interest
Period
(each,
a
"
Reset
Interest Amount ").
(c)
Benchmark replacement
If
the
Issuer
(in
consultation
with
the
Calculation
Agent)
determines
prior
to
any
Reset
Determination Date
that (x)
the rate
referred to
in clause
(a) of
the definition
of the
term
"Mid
Market
Swap
Rate"
(the
"
Existing
Benchmark
Rate
")
has
been
discontinued
or
(y) there has
been a public
statement or publication
of information by
the administrator of
the
Existing
Benchmark
Rate
or
the
regulatory
supervisor
for
the
administrator
of
the
Existing
Benchmark
Rate
announcing
that
the
Existing
Benchmark
Rate
is
no
longer
representative,
then
the
following
provisions
shall
apply
(subject
to
the
subsequent
operation of this Condition 5(c)):
(i)
the Issuer shall use reasonable endeavours
to appoint an Independent Adviser to
determine
in
the
Independent
Adviser's
discretion,
in
accordance
with
subclause
(iv)
below,
an
alternative
rate
to
the
Existing
Benchmark
Rate
(the
"
Alternative Benchmark
Rate
") no later
than three Business Days
prior to the
Reset Determination
Date relating
to the
next succeeding
Reset Interest
Period
(such Business Day,
the "
Independent Adviser Determination
Cut-off Date
",
and
such
next
succeeding
Reset
Interest
Period,
the
"
Affected
Reset
Interest
Period
") for
purposes of
determining the
Mid Market
Swap Rate
in respect
of
the Affected Reset Interest Period and all Reset Interest Periods thereafter
;
(ii)
if
prior
to
the
Independent
Adviser
Determination
Cut-off
Date
the
Issuer
is
unable to appoint an Independent Adviser or the Independent Adviser appointed
by
the
Issuer
fails
to
determine
an
Alternative
Benchmark
Rate
in
accordance
with subclause
(iv) below,
then the
Issuer (in
consultation with
the Calculation
Agent) may determine in its discretion, in accordance with subclause (iv) below, the
Alternative
Benchmark
Rate
for
purposes
of
determining
the
Mid
Market
Swap Rate in respect of the
Affected Reset Interest Period and
all Reset Interest
Periods thereafter;
(iii)
if subclause (ii) above applies and the Issuer
is unable or unwilling to determine
the Alternative
Benchmark Rate
prior to
the Reset
Determination Date
relating

to
the Affected
Reset Interest
Period in
accordance with
subclause (iv)
below,
the Mid Market
Swap Rate in
respect of the
Affected Reset
Interest Period will
be equal
to the Mid
Market Swap Rate
in respect of
the immediately preceding
Reset Interest Period (or, if there is no preceding Reset Interest Period, the Reset
Interest Rate applicable to the Affected Reset Interest Period will be equal to the
Fixed Interest Rate); provided, however,
that, if this subclause (iii) applies to the
Affected Reset
Interest Period,
the Reset
Interest Rate
for all
succeeding Reset
Interest Periods
will be
the Reset Interest
Rate applicable to
the Affected
Reset
Interest
Period
as
determined
in
accordance
with
this
subclause
(iii)
unless
(A)
the
Issuer,
in
its
sole
discretion,
elects
to
determine
an
Alternative
Benchmark Rate in respect
of any such succeeding
Reset Interest Period and
all
Reset Interest Periods
thereafter in accordance with
the processes set
out in this
Condition 5(c), and (B) an Alternative Benchmark Rate is so determined;
(iv)
in the
case of
any determination
of an
Alternative Benchmark
Rate pursuant
to
subclause (i) or (ii) above, such Alternative Benchmark Rate will be such rate as the
Independent
Adviser
or
the
Issuer
(in
consultation
with
the
Calculation
Agent),
as
applicable,
determines
in
its
reasonable
discretion
has
replaced
the
Existing
Benchmark
Rate
in
customary
market
usage,
or,
if
the
Independent
Adviser or
the Issuer,
as applicable,
determines in
its reasonable
discretion that
there is no such rate, such other rate as the Independent Adviser or the Issuer (in
consultation with the
Calculation Agent) determines
in its reasonable
discretion
is most comparable to the Existing Benchmark Rate; and
(v)
if the
Independent Adviser
or the
Issuer determines
an Alternative
Benchmark
Rate in accordance with the above provisions of this Condition 5(c),
(A)
the
Independent
Adviser
(in
the
case
of
subclause
(2)
below,
in
consultation
with
the
Issuer)
or,
following
consultation
with
the
Calculation Agent,
the Issuer (as
the case may
be) shall
also determine
in
its
reasonable
discretion
(1)
the
method
for
obtaining
such
Alternative
Benchmark
Rate,
including
the
page
on
or
source
from
which
such
Alternative
Benchmark
Rate
appears
or
is
obtained
(the
"
Alternative
MMSR
Page
"),
and
the
time
at
which
such
Alternative
Benchmark
Rate
appears
on,
or
is
obtained
from,
the
Alternative
MMSR Page (the
"
Alternative Relevant
Time
"), (2) whether
to apply
an Adjustment
Spread to
such Alternative
Benchmark Rate
and, if
so,
the
Adjustment Spread,
which
Adjustment Spread
must be
recognised
or
acknowledged
as
being
in
customary
market
usage
in
international
debt capital markets transactions that reference the Existing Benchmark
Rate,
where
such
rate
has
been
replaced
by
such
Alternative
Benchmark
Rate,
and
(3)
any
alternative
method
for
determining
the
Mid
Market
Swap
Rate
if
such
Alternative
Benchmark
Rate
is
unavailable on the relevant Reset Determination Date, which alternative method
shall
be
consistent
with
any
Alternative
Benchmark
Rate
that
has broad market support
;
(B)
for
the
Affected
Reset
Interest
Period
and
all
Reset
Interest
Periods
thereafter,
(1)
clause
(a)
of
the
definition
of
the
term
"Mid
Market
Swap
Rate"
shall
be
amended
pursuant
to
clause
(c)
of
Condition
13
(
Meetings
of
Holders;
Substitution
and
Amendment
)
to
give
effect
to
the
determination
described
in
subclause
(A)(1)
above
and
any
Adjustment Spread determined pursuant to subclause (A)(2) above,
and
(2)
clause
(b)
of
the
definition
of
the
term
"Mid
Market
Swap
Rate"
shall
be
amended pursuant
to
clause
(c)
of
Condition
13
(
Meetings
of
Holders;
Substitution
and
Amendment
)
to
give
effect
to
the
determination described in subclause (A)(3) above;
(C)
references to
the
MMSR
Page
and
the
Relevant
Time
in
these
Terms
and
Conditions
will
be
deemed
to
be
references
to
the
Alternative
MMSR Page and the Alternative Relevant Time, respectively;

(D)
if
any
changes
to
the
definitions
of
the
terms
"Business
Day",
"Day
Count Fraction", "Payment Business Day" and/or
"Reset Determination
Date" are necessary in order to implement the amendments described in subclause
(B)
above,
such
definitions
shall
be
amended
pursuant
to
clause
(c)
of
Condition
13
(
Meetings
of
Holders;
Substitution
and
Amendment ) to reflect such changes; and
(E)
the Issuer shall
promptly give notice
to the Holders
in accordance with
Condition
14
(
Notices
)
specifying
such
Alternative
Benchmark
Rate
(including
any
Adjustment
Spread
determined
pursuant
to
subclause (A)(2) above
and any alternative
method for determining
the
Mid
Market
Swap
Rate
described
in
subclause
(A)(3)
above),
the
Alternative
MMSR
Page,
the
Alternative
Relevant
Time,
and
any
amendments
implemented
pursuant
to
clause
(c)
of
Condition
13
(
Meetings
of
Holders;
Substitution
and
Amendment
)
as
described
in
subclauses (B) and (D) above.
Any determination that is made by an Independent Adviser or by the Issuer for purposes of this Condition 5(c) will be made in good faith and in a commercially reasonable manner.
(d)
Publication of Reset Interest Rate and interest amount payable upon redemption
With
respect
to
each
Reset
Interest
Period,
as
soon
as
practicable
after
such
determination
but
in
any
event
no
later
than
the
relevant
Reset
Date,
the
Calculation
Agent
will
cause
(i)
the
relevant
Reset
Interest
Rate
and
the
relevant
Reset
Interest
Amount
determined
by
it,
together
with
the
Interest
Payment
Date
in
relation
to
each
Interest Period
falling in
such Reset
Interest Period,
to be
notified to
the Issuer
and the
Paying Agents and (ii)
the relevant Reset Interest
Rate determined by it
to be notified
to
any
stock
exchange
or
other
relevant
authority
on
which
the
Notes
are
at
the
relevant
time listed and to be published in accordance with Condition 14 ( Notices ).
The
Calculation Agent
shall calculate
any
interest
amount payable
on
any Redemption
Date
(if
the
Notes
are
to
be
redeemed
pursuant
to
Condition
6
(
Redemption
and
Purchase )) and cause such interest amount to be notified to Issuer and the Paying Agents
and
to
any
stock
exchange
or
other
relevant
authority
on
which
the
Notes
are
at
the
relevant
time
listed
and
to
be
published
in
accordance
with
Condition
14
(
Notices
)
no
later than two Business Days prior to such Redemption Date.
(e)
Calculation of amount of interest payable per Calculation Amount
Subject to Condition 8 ( Conversion ) and clause (i) of this Condition 5:
(i)
the
amount
of
interest
payable
per
Calculation
Amount
on
each
Interest
Payment Date falling on or before the First Reset Date will be USD 35.00; and
(ii)
if interest is required to be paid in respect of a Note on any other date (including, for
the
avoidance of
doubt,
the
Reset Interest
Amount),
the amount
of
interest
payable per Calculation Amount on such date will be calculated by:
(A)
applying the applicable Interest Rate to the Calculation
Amount;
(B)
multiplying the product thereof by the Day Count Fraction;
and
(C)
rounding
the
resulting
figure
to
the
nearest
cent
(half
a
cent
being
rounded upwards).

(f)
Calculation of amount of interest payable per Note
Subject
to
Condition
8
(
Conversion
)
and
clause
(i)
of
this
Condition
5,
the
amount
of
interest payable in respect of a Note will be the product of:
(i)
the amount of interest per Calculation Amount;
and
(ii)
the number by which the
Calculation Amount is required to be multiplied
to equal
the denomination of such Note.
(g)
Notifications, etc. to be final
All
notifications,
opinions,
determinations,
certificates,
calculations,
quotations
and
decisions given,
expressed, made
or obtained
for purposes
of this
Condition 5,
whether
by
the
Reset
Reference
Banks
(or
any
of
them)
or
the
Calculation
Agent
or
the
Independent Adviser, will
(in the absence of
wilful default, bad faith
and manifest error)
be binding on the Issuer, the Agents and the Holders and (in the absence of wilful default and bad faith)
no liability to
the Issuer or
the Holders will
attach to the
Reset Reference
Banks (or any of
them), the Calculation Agent or
the Independent Adviser in connection
with the exercise or non-exercise by the Calculation Agent or the Independent Adviser of
its powers, duties and discretions under this Condition 5.
(h)
Accrual of interest in the case of redemption or a Trigger Event or a Viability Event
(i)
Subject to Condition 8 ( Conversion
), if the Notes are to be redeemed pursuant
to
Condition
6(b)
(
Redemption
and
Purchase
–
Redemption
at
the
option
of
the
Issuer
),
Condition 6(c)
(
Redemption and
Purchase
–
Redemption due
to a
Tax
Event
)
or
Condition
6(d)
(
Redemption
and
Purchase
–
Redemption
due
to
a
Regulatory
Event
),
interest
on
the
Notes
will
accrue
to
(but
excluding)
the
relevant Redemption
Date, and
will cease
to accrue
on such
Redemption Date;
provided , however
,
that
if
the
payment
with
respect
to
any
Note
is
improperly
withheld
or
refused
on
such
Redemption
Date,
interest
will
continue
to
accrue
on
the
principal
amount
of
such
Note
(both
before
and
after
judgment)
at
the
relevant Interest Rate to the Relevant Date.
(ii)
Upon
the
occurrence
of
a
Trigger
Event
or
a
Viability
Event,
interest
on
the
Notes will
cease to
accrue from
(and including)
the date
on which
such Trigger
Event or Viability Event occurs.
(i)
Cancellation of interest; prohibited interest
(i)
The Issuer
may,
in its
sole discretion,
elect to
cancel all
or part
of any
payment
of
interest
on
the
Notes
(including,
for
the
avoidance
of
doubt,
any
related
Additional
Amounts)
that
is
otherwise
scheduled
to
be
paid
on
an
Interest
Payment
Date.
This
subclause
(i)(i)
is
without
prejudice
to
the
provisions
of
subclause (i)(ii)
of this
Condition 5.
Non-payment of
any amount
of interest
by
the
Issuer
to
the
Fiscal
Agent
will
constitute
evidence
of
cancellation
of
the
relevant
payment,
whether
or
not
notice
of
cancellation
has
been
given
by
the
Issuer.
If practicable,
the Issuer
shall provide
notice of
any cancellation
of interest
(in
whole or in part) pursuant to this subclause (i)(i) to the Holders on or prior to the relevant
Interest
Payment
Date.
If
practicable,
the
Issuer
shall
endeavour
to
provide
such
notice
at
least
five
Business
Days
prior
to
the
relevant
Interest
Payment
Date.
Failure
to provide
such notice
will
not
have
any
impact
on
the
effectiveness
of,
or
otherwise
invalidate,
any
such
cancellation
of
interest,
or
give Holders any rights as a result of such failure.
(ii)
The Issuer will
be prohibited from
making, in whole
or in part,
any payment of
interest
on
the
Notes
(including,
for
the
avoidance
of
doubt,
any
related
Additional Amounts)
on the
relevant Interest
Payment Date
if and
to the
extent
that:

(A)
the amount
of
Distributable
Items
as
at
such
Interest
Payment
Date
is
less
than
the
sum
of
(1)
the
amount
of
such
interest
payment,
plus
(2) all other
payments (other than
redemption payments) made
by UBS
Group
AG
on
or
in
respect
of
the
Notes
or
any
Parity
Obligations
or
Junior
Obligations
since
the
balance
sheet
date
of
the
Relevant
Accounts and prior to such Interest Payment Date, plus (3) all payments
(other than
redemption payments)
payable by
UBS Group
AG on
such
Interest
Payment
Date
on
or
in
respect
of
any
Parity
Obligations
or
Junior
Obligations,
in
the
case
of
each
of
subclauses
(1),
(2)
and
(3),
excluding
any
portion
of
such
payments
already
accounted
for
in
determining the amount of such Distributable Items; and/or
(B)
UBS
Group
AG
is
not,
or
will
not
immediately
after
the
relevant
payment
of
interest
be,
in
compliance
with
all
applicable
minimum
capital
adequacy
requirements
of
the
National
Regulations
on
a
consolidated ( Finanzgruppe
) basis (for
the avoidance of
doubt, it being
understood that
such minimum
requirements will
reflect any
reduction
in
such
requirements granted
by
FINMA to
the
Group pursuant
to
the
Capital Adequacy Ordinance); and/or
(C)
FINMA has required the Issuer not to make such
interest payment.
The Issuer shall
deliver a certificate
signed by the
Authorised Signatories to
the
Fiscal Agent and
shall give notice
in accordance with
Condition 14 (
Notices ) to
the Holders, in each case as soon as practicable following any determination that interest is required to
be cancelled pursuant to
this subclause (i)(ii) or,
where no
such prior determination is made, promptly following any Interest Payment Date on which interest
was scheduled to
be paid if
such interest is
being cancelled in
accordance with this subclause (i)(ii), to such effect setting out brief details as to
the amount of interest being cancelled and the reason therefor. Failure to provide such certificate
and notice
will not
have any
impact on
the effectiveness
of, or
otherwise
invalidate,
any
such
cancellation or
give
any
Holder
any
rights
as
a
result of such failure.
(iii)
If, on any
Interest Payment Date,
any payment of
interest scheduled to
be made
on such date is not made in full pursuant to subclause (i)(i) or subclause (i)(ii) of this Condition 5, UBS Group AG shall not, directly or indirectly,
(A)
recommend
to
Shareholders
that
any
dividend
or
other
distribution
in
cash or
in kind
(other than
in
the form
of Ordinary
Shares) be paid
or
made on any Ordinary Shares; or
(B)
redeem, purchase or
otherwise acquire any
Ordinary Shares other
than as
a Permitted Transaction,
in
each
case
unless
and
until
(x)
the
interest payment
due
and
payable
on
the
Notes
on
any
subsequent
Interest
Payment
Date
has
been
paid
in
full
(or
an
amount equal
to the
same has
been paid
in full
to a
designated third
party trust
account for the
benefit of
the Holders prior
to payment by
the trustee thereof
to
the
Holders
on
such
subsequent
Interest
Payment
Date)
or,
if
earlier,
(y)
all
outstanding
Notes
have
been
cancelled
in
accordance
with
these
Terms
and
Conditions.
(iv)
Payments of interest on the Notes are not cumulative. Notwithstanding any other provision
in
these
Terms
and
Conditions,
the
cancellation
or
non-payment
of
any interest
amount by virtue
of this
Condition 5(i) will
not constitute
a default
for any purpose (including, without limitation, Condition 12 ( Events of Default ))
on
the
part
of
the
Issuer.
Any
interest
payment
not
paid
by
virtue
of
this
Condition
5(i)
will
not
accumulate
or
be
payable
at
any
time
thereafter,
and
Holders will have no right thereto.

(v)
If UBS Group AG determines, after consultation with FINMA, that the Notes do not,
or
will
cease
to,
fully
qualify
as
Additional
Tier
1
Capital,
(A)
the
Issuer
shall
not,
to
the
extent
permitted
under
National
Regulations,
exercise
its
discretion pursuant
to subclause
(i)(i) of
this Condition
5 to
cancel any
interest
payments
due
on
the
Notes
on
any
Interest
Payment
Date
following
the
occurrence
of
such
determination,
and
(B)
the
Issuer
shall
give
notice
to
the
Holders in
accordance with
Condition 14
(
Notices
) as
soon as
practicable after
such determination
stating that
the Issuer
may no
longer exercise
its discretion
pursuant to
subclause (i)(i)
of this
Condition 5
to cancel
any interest
payments
as from the date of such notice.
6.
REDEMPTION AND PURCHASE
(a)
No fixed redemption date
The Notes are
perpetual securities in
respect of which
there is no
fixed redemption date.
Unless
previously
redeemed
(including
by
way
of
Conversion pursuant
to
Condition 8
( Conversion
))
or
purchased
and
cancelled
in
accordance
with
this
Condition
6
and
subject to Condition
8 (
Conversion
), the Notes
are perpetual and
may only be
redeemed
or purchased in accordance with this Condition 6.
(b)
Redemption at the option of the Issuer
Subject to
clause (e)
of this
Condition 6,
the Issuer
may elect,
in its
sole discretion,
to
redeem
the
Notes,
in
whole
but
not
in
part,
at
any
time
during
the
period
from
(and
including)
the
First
Call
Date
to
(and
including)
the
First
Reset
Date
or
on
any
Reset
Date thereafter at their aggregate principal amount, together with any accrued and unpaid interest thereon to (but excluding) the relevant Redemption Date.
(c)
Redemption due to a Tax Event
(i)
Subject to clause
(e) of this
Condition 6, upon
the occurrence of
a Tax
Event at
any
time
after
the
Issue
Date,
the
Issuer
may
elect,
in
its
sole
discretion,
to
redeem the
Notes, in
whole but
not in
part, on
the relevant
Redemption Date
at
their aggregate
principal amount,
together with
any accrued
and unpaid
interest
thereon to (but excluding) such Redemption Date.
(ii)
A "
Tax
Event
" will have
occurred if the
Issuer in making
any payments on
the
Notes
(A)
has
paid,
or
will
or
would
on
the
next
payment
date
be
required
to
pay,
Additional Amounts,
or (B)
has paid,
or will
or would
be required
to pay,
any additional Tax
in respect of the
Notes, in the case
of each of subclauses
(A)
and
(B),
under
the
laws
or
regulations
of
a
Tax
Jurisdiction
or
any
political
subdivision thereof
or any
authority of
or in
a Tax
Jurisdiction or
any political
subdivision thereof having the power to impose, levy, collect, withhold or assess
Taxes,
including, without
limitation, any
treaty to
which a
Tax
Jurisdiction is
a
party,
or
any
generally
published
application
or
interpretation
of
such
laws
(including, without limitation,
a decision of
any court or
tribunal, any generally
published application or interpretation of such laws by any relevant tax authority
or
any
generally
published
pronouncement
by
any
relevant
tax
authority),
and
the Issuer cannot avoid the foregoing by taking measures reasonably available to
it.
(d)
Redemption due to a Regulatory Event
(i)
Subject to
clause
(e) of
this Condition
6,
upon
the occurrence
of
a
Regulatory
Event at any time after the Issue Date, the Issuer may elect, in its sole discretion, to redeem
the Notes, in
whole but not
in part, on
the relevant Redemption
Date
at
their
aggregate
principal
amount,
together
with
any
accrued
and
unpaid
interest thereon to (but excluding) such Redemption Date.

(ii)
A
"
Regulatory
Event
"
will
have
occurred
if
any
of
the
Notes
ceases
to
be
eligible in full to be
(A) treated as Additional Tier
1 Capital, and/or (B) counted
towards either the Going-Concern LR Requirement or the Going-Concern RWA
Requirement (or both).
(e)
Conditions for redemption
(i)
If the
Issuer elects
to redeem
the Notes
pursuant to
clause (b),
(c) or
(d) of
this
Condition 6, then the Issuer
shall give the Holders not
less than 10 and not more
than 60 days'
notice in accordance with
Condition 14 (
Notices ) (a " Redemption
Notice
"),
which
notice
shall,
subject
to
subclauses
(ii)
and
(iii)
below,
be
irrevocable and
specify (x)
the clause
of this
Condition 6
pursuant to
which the
redemption is to be made, (y) if
any Definitive Certificates have been issued, the
method by which Notes to be redeemed will be tendered, and (z) the date (which
date, in the case of a redemption pursuant to clause (c) or (d) of this Condition 6, shall
be
a
Payment
Business
Day)
on
which
the
Issuer
will
redeem
the
Notes
pursuant
to
such
clause
of
this
Condition
6
(such
specified
date,
the
" Redemption Date ").
(ii)
The
Issuer
may
only
redeem
the
Notes
pursuant
to
clause
(b)
or
(c)
of
this
Condition
6
on
the
relevant
Redemption
Date
if
FINMA
has
approved
such
redemption
on
or
prior
to
such
Redemption
Date,
if
such
approval
is
then
required under applicable Swiss laws and regulations.
(iii)
The Issuer may only redeem the Notes pursuant to any clause of this Condition 6 on
the
relevant
Redemption
Date
if
no
Trigger
Event
or
Viability
Event
has
occurred prior to such Redemption Date.
(iv)
If
the
Issuer
elects
to
redeem
the
Notes
pursuant
to
clause
(c)
or
(d)
of
this
Condition 6,
then prior
to the
publication of
the Redemption Notice
pursuant to
subclause (i)
above, the
Issuer shall
deliver to
the Fiscal
Agent (A)
a certificate
signed
by
the
Authorised
Signatories
stating
that
the
relevant
requirement
or
circumstance
giving
rise
to
the
right
to
redeem
under
clause
(c)
or
(d),
as
applicable,
of
this
Condition
6
is
satisfied
and
the
reasons
therefor
and
such
certificate will be conclusive and binding on the Holders, and (B) in the case of a redemption
pursuant
to
clause
(c)
of
this
Condition
6
only,
an
opinion
of
independent
legal
advisers
of
recognised
standing
to
the
effect
that
circumstances
entitling
the
Issuer
to
exercise
its
right
of
redemption
under
clause (c) of this Condition 6 have arisen.
(f)
Purchases
The Issuer or
any other member
of the Group
or any of
their respective affiliates
may at
any
time
purchase
Notes
at
any
price
in
the
open
market
or
otherwise,
provided
that
(i)
such
purchase
complies
with
any
limits
or
conditions
to
which
any
member
of
the
Group
is
subject
under
applicable
banking
laws
and
regulations
at
the
time
of
such
purchase, (ii)
other than
in the
case of
purchases made
in connection
with stabilisation
measures in compliance with applicable law or
in connection with any market making
in
the Notes,
FINMA has
approved such purchase
(if such
approval is
then required
under
applicable
Swiss
laws
and
regulations)
on
or
prior
to
the
date
of
such
purchase,
and
(iii) no Trigger
Event or Viability
Event has occurred prior
to the date
of such purchase.
Any
Notes
so
purchased
may,
at
the
option
of
the
Issuer,
be
held,
reissued,
resold
or
cancelled.
(g)
Cancellation
All
Notes
redeemed
in
accordance
with
this
Condition
6
or
by
way
of
Conversion
pursuant
to
Condition
8
(
Conversion
)
will
be
cancelled
and
may
not
be
reissued
or
resold; provided , however
,
that,
in
the
case
of
Notes
redeemed by
way
of
Conversion,
the Issuer will
not take any
action to cause
such Notes to
be removed from
the Relevant
Clearing System prior
to the later
of (i) the
applicable Settlement Date
and (ii) the
Final
Cancellation Date.
Following the
issuance and
delivery of
the relevant
Ordinary Shares

to the
Settlement Share
Depository on
the Conversion
Date and
until the
later of
(i) the
applicable Settlement Date
and (ii)
the Final Cancellation
Date, the
Notes will
evidence
solely
the
Holder's
right
to
receive
Ordinary
Shares
and/or
cash
proceeds,
as
the
case
may be, from
the Settlement Share
Depository or the
Settlement Shares Offer
Agent (or
such other relevant recipient).
(h)
Redemption of other instruments
For the avoidance
of doubt, it
is understood that,
if, upon the
occurrence of a
Tax
Event
or
a
Regulatory
Event,
the
Issuer
does
not
elect
to
redeem
the
Notes
pursuant
to
this
Condition
6,
nothing
in
this
Condition
6
or
any
other
provision
of
these
Terms
and
Conditions
will
prohibit
the
Issuer
from
redeeming
(whether
early,
at
maturity
or
otherwise)
any
other
instruments
issued
by
any
member
of
the
Group
pursuant
to
the
terms thereof.
7.
TRIGGER EVENT AND VIABILITY EVENT
(a)
Trigger Event
(i) Upon the occurrence of a Trigger Event, a Conversion will occur on the applicable
Trigger Event Conversion Date in accordance with Condition 8 ( Conversion ).
(ii)
A
"
Trigger
Event
"
will
have
occurred
if
the
Issuer
gives
the
Holders a
Trigger
Event Notice in accordance with clause (b) of this Condition 7.
(b)
Trigger Event Notice
(i)
If,
with
respect
to
any
Publication
Date,
the
Trigger
CET1
Ratio
as
of
such
Publication
Date
is
less
than
the
Threshold
Ratio,
the
Issuer
shall,
subject
to
subclauses (ii)
and (iii)
of this
Condition 7(b),
give a
notice (a
"
Trigger
Event
Notice
")
to
the
Holders
in
accordance
with
Condition
14
(
Notices
)
(x)
if
such
Publication Date
is an
Ordinary Publication
Date, within
five Business
Days of
such Ordinary
Publication Date
(such fifth
Business Day,
the "
Trigger
Breach
Determination
Date
",
and
the
date
of
such
notice,
the
"
Ordinary
Trigger
Event
Notice
Date
"),
and
(y)
if
such
Publication
Date
is
an
Extraordinary
Publication Date,
on such
Extraordinary Publication
Date (the
"
Extraordinary
Trigger Event Notice Date "), which notice shall:
(A)
state
that
the
Trigger
CET1
Ratio
as
of
such
Publication
Date
is
less
than the Threshold Ratio, and a Conversion will take place;
(B)
specify
the
date
on
which
the
Conversion
will
take
place,
which
date
shall,
subject
to
postponement
pursuant
to
subclause
(ii)
of
this
Condition 7(b), be no more than 20 Business Days after the date of such notice (the " Trigger Event Conversion Date ");
(C)
specify the Conversion Price in effect
on the date of such Trigger
Event
Notice; and
(D)
specify
the
details
of
the
arrangement
for
the
settlement
of
the
Conversion
(including
whether
or
not
the
Issuer
will
appoint
a
Settlement
Shares
Offer
Agent
to
conduct
a
Settlement
Shares
Offer,
the
Suspension
Date,
the
details
of
the
Settlement
Share
Depository
(including
its
Specified
Office)
or,
if
the
Issuer
is
unable
to
appoint
a
Settlement
Share
Depository
prior
to
giving
of
such
notice,
the
other
arrangements
it
has
made
in
accordance
with
subclause
(i)
of
Condition
8(h)
(
Conversion
–
Procedure
for
delivery
in
respect
of
a
Conversion
) for
the issuance
and delivery
of the
Ordinary Shares
to be
issued
and
delivered
upon
Conversion
to
the
Holders,
the
procedures
Holders must follow
to obtain delivery of
the Ordinary Shares from
the
Settlement
Share
Depository,
the
Settlement
Notice
Cut-Off
Date
and
the Final Cancellation Date).

(ii)
If a Trigger Event
Notice is required to be given
pursuant to subclause (i) of this
Condition
7(b),
and
on
the
relevant
Publication
Date
any
Higher-Trigger
Contingent
Capital
is
outstanding
with
respect
to
which
either
(x)
no
Higher-
Trigger
Write-down/Conversion
Notice
has
been
given
prior
to
the
Trigger
Event
Notice
Date
or
(y)
a
Higher-Trigger
Write-down/Conversion
Notice
has
been
given
prior
to
the
Trigger
Event
Notice
Date,
but
the
Trigger
Event
Conversion
Date
is
scheduled
to
occur
prior
to
the
relevant
Higher-Trigger
Write-down/Conversion Date,
(A)
in
the
case
of
subclause
(x)
above,
the
giving
of
such
Trigger
Event
Notice
will
be
postponed
until
the
date
on
which
a
Higher-Trigger
Write-down/Conversion Notice
has been
given with
respect to
all such
outstanding
Higher-Trigger
Contingent
Capital
and
such
date
will
be
deemed to be the Trigger Event Notice Date; and
(B)
in
the
case
of
subclauses
(x)
and
(y)
above,
if
the
Trigger
Event
Conversion
Date
is
scheduled
to
occur
prior
to
the
Higher-Trigger
Write-down/Conversion Date
(or, in
the case of
more than
one Higher-
Trigger
Write-down/Conversion
Date, the
latest Higher-Trigger
Write-
down/Conversion
Date),
the
Trigger
Event
Conversion
Date
will
be
postponed
to
the
Higher-Trigger
Write-down/Conversion
Date
(or
the
latest
Higher-Trigger
Write-down/Conversion
Date,
as
applicable) and
such postponement shall be specified in such Trigger Event Notice.
(iii)
If (A) a Trigger
Event Notice is required to
be given pursuant to subclause
(i) of
this Condition
7(b) in
relation to
an Ordinary
Publication Date,
and (B)
prior to
the
earlier
of
the
Ordinary
Trigger
Event
Notice
Date
and
the
Trigger
Breach
Determination Date, FINMA, upon the request of UBS Group AG, has agreed in writing
that
a
Conversion
is
not
required
as
a
result
of
actions
taken
by
the
Group
or
circumstances
or
events,
in
each
case,
that
have
had,
or
imminently
will have,
the effect
of restoring
the CET1
Ratio as
of
the Balance
Sheet Date
relating to
the relevant
Ordinary Publication
Date, after
giving pro
forma effect
to
such
actions,
circumstances
or
events,
to
a
level
above
the
Threshold
Ratio
that FINMA and UBS Group AG deem, in their sole discretion, to be adequate at such
time,
(x)
the
Issuer
shall
not
give
such
Trigger
Event
Notice
pursuant
to
subclause
(i)
of
this
Condition
7(b)
in
relation
to
the
relevant
Ordinary
Publication Date, and (y) the Issuer shall give notice to the Holders on or prior to the
Trigger
Breach
Determination
Date
in
accordance
with
Condition
14
( Notices
),
which
notice
shall
state
that
no
Conversion
will
occur
in
relation
to
the relevant Ordinary Publication Date
.
(c)
Viability Event
(i)
Subject to clause (e) of this Condition 7, upon the occurrence of a Viability Event:
(A)
the Issuer shall
give notice (a
"
Viability
Event Notice
") to the
Holders
in accordance with Condition
14 (
Notices
) within three days
of the date
on which such Viability Event occurred, which notice shall:
(1)
state that
a Viability
Event has occurred
and a
Conversion will
take place;
(2) specify the date on which the Conversion will take place, which date
shall
be
no
more
than
20
Business
Days
following
the
occurrence
of
the
Viability
Event
(the
"
Viability
Event
Conversion Date ");
(3)
specify
the
Conversion
Price
in
effect
on
the
date
of
such
Viability Event Notice; and

(4)
specify the details
of the arrangements
for the settlement
of the
Conversion
(including
the
Suspension
Date,
the
details
of
the
Settlement Share Depository (including its Specified Office) or, if the Issuer
is unable to appoint
a Settlement Share Depository
prior
to
giving
of
such
notice,
the
other
arrangements
it
has
made
in
accordance
with
subclause
(i)
of
Condition
8(h)
(
Conversion
–
Procedure
for
delivery
in
respect
of
a
Conversion
)
for
the
issuance
and
delivery
of
the
Ordinary
Shares
to
be
issued
and
delivered
upon
Conversion
to
the
Holders, the procedures
Holders must follow
to obtain delivery
of
the
Ordinary
Shares
from
the
Settlement
Share
Depository,
the Settlement
Notice Cut-Off
Date and
the Final
Cancellation
Date); and
(B)
a
Conversion
will
occur
on
the
applicable
Viability
Event
Conversion
Date in accordance with Condition 8 ( Conversion ).
(ii)
A " Viability Event
" will have
occurred if prior
to an Alternative
Loss Absorption
Date (if any):
(A)
FINMA has notified UBS Group
AG in writing that
it has determined a
conversion or write-down, as applicable, of holders' claims in respect of
the
Notes
and
all
other
capital
instruments
issued
by,
or
other
capital
obligations
(whether qualifying
fully
or
partially for
capital treatment)
of,
any
member
of
the
Group
that,
pursuant
to
their
terms
or
by
operation of
law,
are capable
of being
converted into
equity or
written
down
at
that
time,
is,
because
customary
measures
to
improve
the
Group Holding
Company's capital
adequacy are
at the
time inadequate
or
infeasible,
an
essential
requirement
to
prevent
the
Group
Holding
Company from
becoming insolvent,
bankrupt, unable
to pay
a material
part of its debts as they fall due or unable to carry on its business; or
(B)
customary measures
to improve
the Group
Holding Company's
capital
adequacy being at
the time inadequate or
infeasible, the Group Holding
Company has
received an
irrevocable commitment
of direct
or indirect
extraordinary
support
from
the
Public
Sector
(beyond
customary
transactions
and
arrangements
in
the
ordinary
course)
that
has,
or
imminently
will
have,
the
effect
of
improving
the
Group
Holding
Company's capital adequacy and without which,
in the determination of
(and
as
notified
in
writing
by)
FINMA,
the
Group
Holding
Company
would
have
become
insolvent, bankrupt,
unable
to pay
a material
part
of its debts as they fall due or unable to carry on its business.
For
the
avoidance
of
doubt,
it
is
understood
that
a
Viability
Event
may
occur
irrespective of
whether or
not a
Trigger
Event has
occurred or
whether any
of
the conditions to the issuance of a Trigger Event Notice have been met.
(d)
Determination of CET1 Ratio and Trigger CET1 Ratio
With respect
to any Publication
Date, (i)
the CET1 Ratio
as of
the relevant Balance
Sheet
Date, (ii)
the Trigger
CET1 Ratio
as of
such Publication Date
and (iii)
the components of
both of the foregoing, in each case, as published
on such Publication Date, will be final for
purposes of
this Condition
7, and
any revisions, restatements
or adjustments
to any
of the
calculations
described
in
subclauses
(i)
through
(iii)
above
subsequently
published
will
have no effect for purposes of this Condition 7.
(e)
Alternative loss absorption
In
the
event
of
the
implementation
of
any
new,
or
amendment
to
or
change
in
the
interpretation of any
existing, laws or
components of National
Regulations, in each
case
occurring
after
the
Issue
Date,
that
alone
or
together
with
any
other
law(s)
or
regulation(s) has,
in the
joint determination
of UBS
Group AG
and FINMA,
the effect
that clause (c) of this Condition 7 could cease to apply to the Notes without giving rise to a Regulatory
Event, then
the Issuer
shall give
notice to
the Holders
in accordance
with
Condition
14
(
Notices
)
no
later
than
five
Business
Days
after
such
joint
determination
stating
that
such
provisions
will
cease
to
apply
from
the
date
of
such
notice
(the
" Alternative Loss Absorption Date "), and from the date of such notice, such provisions will cease to apply to the Notes.
8.
CONVERSION
(a)
Conversion upon a Trigger Event or
a Viability Event
If the Issuer has given a Trigger Event Notice or a Viability Event Notice in accordance with Condition 7 ( Trigger Event and Viability Event ), then:
(i)
each Note shall, subject to
and as provided in this
Condition 8, be redeemed and
settled (the " Conversion ") on the applicable Conversion Date by (x) the delivery of new fully
paid Ordinary Shares
to the Settlement
Share Depository on
behalf
of the Holders, and (y) the cancellation of any accrued and unpaid interest on the
Notes (whether or not due and payable); and
(ii)
receipt by
the Settlement
Share Depository
of such
number of
Ordinary Shares
as is required to satisfy in full its obligation to deliver Ordinary Shares in respect of
the
Conversion
on
the
applicable
Conversion
Date
shall
be
a
good
and
complete discharge of the Issuer's (and, if UBS Group AG is not the Issuer,
UBS
Group AG's) obligations in respect of the Notes.
In
the
case
of
the
Ordinary
Shares
to
be
delivered
upon
Conversion,
as
from
the
applicable
Share
Creation
Date
for
such
Ordinary
Shares,
there
is
no
provision
for
the
reconversion of such Ordinary Shares into Notes.
(b)
Recourse for Ordinary Shares
Holders
shall
have
recourse
only
to
the
Issuer
for
the
issue
and
delivery
of
Ordinary
Shares to the Settlement Share Depository pursuant to these Terms and Conditions. After such delivery to the Settlement Share Depository, Holders shall have recourse only to the
Settlement Share
Depository for
the delivery
to them
of such
Ordinary Shares
or, in
the
circumstances
described
in
clause
(h)
of
this
Condition
8,
any
cash
amounts
to
which
such Holders are entitled under clause (h) of this Condition 8.
(c)
Conversion Price and determination
of number of Ordinary Shares
(i)
Upon the
occurrence of
a Trigger
Event or
a Viability
Event, as
at the
date on
which the relevant Trigger Event Notice or Viability Event Notice, as applicable, is published, each
Holder shall be
deemed to have
accepted, and hereby
accepts
and agrees, (A) to
the conversion of its holding
of Notes into Ordinary Shares
at
the Conversion Price
provided for herein
and that, where
necessary under Swiss
law,
the Settlement
Agent shall
effect such
conversion on
such Holder's
behalf,
and (B) that its obligation to pay
up the Ordinary Shares to be issued
shall be set
off against
its claim
for repayment
of the
principal amount
upon redemption
of
the Notes, which claim shall be deemed to be due and payable immediately prior to
the
time
on
the
Share
Creation
Date
when,
as
a
matter
of
Swiss
law,
the
relevant Ordinary Shares are paid up. Such Ordinary
Shares shall be paid up and
issued on the Share Creation Date whereupon the Holders shall cease as a matter
of Swiss law
to be treated for
all purposes under Swiss
law as Holders
and shall
instead
as
of
such
date
be
treated
for
all
purposes
under
Swiss
law
as
Shareholders
.
(ii)
Subject
to
clause
(g)
of
this
Condition
8,
the
Issuer,
with
the
assistance of
the
Settlement
Agent,
where
necessary
under
Swiss
law,
shall
issue
and
deliver
to
the Settlement Share Depository on the applicable Conversion Date such number of Ordinary Shares
in respect of
each Holder as
is determined by
the Settlement
Agent by dividing
the aggregate principal
amount of Notes
held by such
Holder
on the applicable
Conversion Date by
the Conversion Price
in effect on
the date

of relevant
Trigger Event
Notice or
Viability
Event Notice,
as the
case may
be.
The
Settlement
Agent
shall
determine
such
number
of
Ordinary
Shares
in
accordance with this subclause (ii)
as soon as practicable after
publication of the
relevant Trigger Event Notice or Viability Event Notice, as applicable.
(iii)
The
initial
Conversion
Price
per
Ordinary
Share
in
respect
of
the
Notes
is
specified in the definition thereof. The
Conversion Price is subject to adjustment
to
(and
including)
the
date
of
the
relevant
Trigger
Event
Notice
or
Viability
Event Notice, as the case may be,
in the circumstances described in clause (d) of
this Condition 8.
(d)
Anti-dilution adjustment of
the Conversion Price
(i)
Upon the occurrence of
any of the
events described below
after 5 January
2026,
the Conversion Price will be adjusted by the Issuer as follows:
(A)
If there is
a consolidation, reclassification,
redesignation or subdivision
in
relation
to
the
Ordinary
Shares
that
alters
the
number
of
Ordinary
Shares
in
issue,
the
Conversion
Price
will
be
adjusted
by
multiplying
the Conversion
Price in
force immediately
prior to
such consolidation,
reclassification, redesignation or subdivision by the following fraction:
where:
A
is
the
aggregate
number
of
Ordinary
Shares
in
issue
immediately
before
such
consolidation,
reclassification,
redesignation or subdivision, as the case may be; and
B
is
the
aggregate
number
of
Ordinary
Shares
in
issue
immediately
after,
and
as
a
result
of,
such
consolidation,
reclassification, redesignation
or subdivision,
as the
case may
be.
Such
adjustment
will
become
effective
on
the
date
on
which
the
consolidation, reclassification,
redesignation or
subdivision, as
the case
may be, takes effect.
(B) If UBS Group AG issues any Ordinary Shares to Shareholders as a class credited
as
fully
paid
by
way
of
capitalisation
of
profits
or
reserves
(including
any
share
premium
account
or
capital
redemption
reserve)
other than
(x) where
any such
Ordinary Shares
are or
are to
be issued
instead of the whole or part of a
Cash Distribution that the Shareholders
would
or
could
otherwise
have
elected
to
receive,
(y)
where
the
Shareholders
may
elect
to
receive
a
Cash
Distribution
in
lieu
of
such
Ordinary
Shares
or
(z)
where
any
such
Ordinary
Shares
are
or
are
expressed
to
be
issued
in
lieu
of
a
dividend
(whether
or
not
a
Cash
Distribution equivalent
or amount
is announced
or would
otherwise be
payable to the
Shareholders, whether at
their election or
otherwise), the
Conversion Price
will be
adjusted by
multiplying the
Conversion Price
in force immediately prior to such issue by the following fraction:
where:
A
is
the
aggregate
number
of
Ordinary
Shares
in
issue
immediately before such issue; and

B
is
the
aggregate
number
of
Ordinary
Shares
in
issue
immediately after such issue.
Such
adjustment
shall
become
effective
on
the
date
of
issue
of
such
Ordinary Shares.
(C)
If
UBS
Group
AG
makes
or
pays
an
Extraordinary
Distribution
to
Shareholders, the
Conversion Price
will be
adjusted by
multiplying the
Conversion
Price
in
force
immediately
prior
to
the
Effective
Date
by
the following fraction:
where:
A
is
the
Current
Market
Price
of
one
Ordinary
Share
on
the
Effective
Date
(translated,
if
necessary,
into
the
Relevant
Currency at the Prevailing Rate on the Effective Date); and
B
is
the
portion
of
the
aggregate
Extraordinary
Distribution
attributable
to
one
Ordinary
Share,
with
such
portion
being
determined
by
dividing
the
aggregate
Extraordinary
Distribution
by
the
number
of
Ordinary
Shares
entitled
to
receive
the
relevant
Extraordinary
Distribution.
If
the
Extraordinary
Distribution
shall
be
expressed
in
a
currency
other than the Relevant Currency, it
shall be converted into the
Relevant
Currency
at
the
Prevailing
Rate
on
the
relevant
Effective Date.
Such adjustment shall
become effective on the
Effective Date.
For purposes of
this subclause (C),
"
Effective Date
" means (x)
the first
date
on
which
the
Ordinary
Shares
are
traded
ex-the
Extraordinary
Distribution
on
the
Relevant
Stock
Exchange
or
(y)
if
there
is
no
Relevant
Stock
Exchange,
the
first
date
upon
which
the
adjusted
Conversion Price is capable of being determined in accordance with this subclause (C).
(D)
If UBS Group
AG issues Ordinary
Shares to Shareholders as
a class by
way of
rights or
UBS Group
AG or
any other
member of
the Group
or
(at
the
direction
or
request
or
pursuant
to
arrangements
with
UBS
Group AG
or any
other member
of the
Group) any
other Person
issues
or
grants
to
Shareholders
as
a
class
by
way
of
rights,
any
options,
warrants or other rights to subscribe for or purchase Ordinary Shares, or any Securities
that by
their terms
of issue
carry (directly
or indirectly)
rights of conversion into,
or exchange or subscription
for, any
Ordinary
Shares (or shall grant any such rights in respect
of existing Securities so
issued),
in
each
case
at
a
price
per
Ordinary
Share
that
is
less
than
95
per
cent.
of
the
Current
Market
Price
per
Ordinary
Share
on
the
Effective
Date
(translated,
if
necessary,
into
the
Relevant
Currency
at
the Prevailing Rate on the
Effective Date), the Conversion Price
will be
adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:
where:
A
is the number
of Ordinary Shares
in issue on
the Effective Date;

B
is
the
number
of
Ordinary
Shares
that
the
aggregate
consideration
(if
any)
receivable
for
the
Ordinary
Shares
issued by way
of rights, or
for the Securities
issued by way
of
rights, or
for the
options or
warrants or
other rights
issued by
way
of
rights
and
for
the
total
number
of
Ordinary
Shares
deliverable
on
the
exercise
thereof,
would
purchase
at
such
Current Market Price per Ordinary Share on the Effective Date
(translated,
if
necessary,
into
the
Relevant
Currency
at
the
Prevailing Rate on the Effective Date); and
C is the number of Ordinary Shares to be issued or the maximum number of Ordinary Shares that
may be issued upon exercise
of
such options, warrants
or rights calculated
as at the
date of issue
of
such
options,
warrants
or
rights
or
upon
conversion
or
exchange
or
exercise
of
rights
of
subscription
or
purchase
in
respect thereof at the initial conversion, exchange, subscription or purchase price or rate, as the case may be,
provided
that, if on the
Effective Date, such number
of Ordinary Shares
is to be determined
by reference to the
application of a formula
or other
variable feature or the occurrence of any event at some subsequent time, then for
the purposes
of this
subclause (D),
"C" will
be determined
by
the application
of such
formula or
variable feature
or as
if the
relevant
event
occurs
or
had
occurred
as
at
the
Effective
Date
and
as
if
such
conversion,
exchange,
subscription,
purchase
or
acquisition
had
taken
place on the Effective Date.
Such adjustment shall become
effective on the Effective
Date.
For purposes of this
subclause (D), "
Effective Date
" means (x) the
first
date
on
which
the
Ordinary
Shares
are
traded
ex-rights,
ex-options
or
ex-warrants
on
the
Relevant
Stock
Exchange
or
(y)
if
there
is
no
Relevant
Stock
Exchange,
the
first
date
upon
which
the
adjusted
Conversion Price is capable of being determined in accordance with this subclause (D).
For purposes
of any
calculation of the
consideration receivable or
price
pursuant to this subclause (D), the following provisions shall apply:
(1)
the
aggregate
consideration
receivable
or
price
for
Ordinary
Shares issued for cash shall be the amount of such cash;
(2)
(x) the aggregate consideration
receivable or price for
Ordinary
Shares
to
be
issued
or
otherwise
made
available
upon
the
conversion or
exchange of
any Securities
will be
deemed to
be
the
consideration
or
price
received
or
receivable
for
any
such
Securities
and
(y)
the
aggregate
consideration
receivable
or
price
for
Ordinary
Shares
to
be
issued
or
otherwise
made
available upon the
exercise of rights
of subscription attached to
any Securities
or upon
the exercise
of any
options, warrants
or
rights will be
deemed to be
that part (which
may be the
whole)
of
the
consideration
or
price
received
or
receivable
for
such
Securities or,
as the
case may
be, for
such options,
warrants or
rights
that
are
attributed
by
UBS
Group
AG
to
such
rights
of
subscription
or,
as
the
case
may
be,
such
options,
warrants
or
rights
or,
if
no
part
of
such
consideration
or
price
is
so
attributed, the
Fair Market
Value
of such
rights of
subscription
or, as the case
may be, such options, warrants or rights
as at the
relevant
Effective
Date,
plus
in
the
case
of
each
of
subclauses
(x)
and
(y)
above,
the
additional
minimum
consideration
receivable
or
price
(if
any)
upon
the
conversion
or
exchange
of
such
Securities,
or
upon
the
exercise
of
such
rights
or
subscription
attached
thereto
or,
as
the
case
may
be,

upon
exercise
of
such
options,
warrants
or
rights,
and
(z)
the
consideration
receivable
or
price
per
Ordinary
Share
upon
the
conversion or
exchange of,
or upon
the exercise
of such
rights
of subscription
attached to,
such Securities
or,
as the
case may
be, upon the exercise of
such options, warrants or rights will
be
the aggregate consideration or
price referred to in
subclause (x)
or
(y)
above
(as
the
case
may
be),
divided
by
the
number
of
Ordinary Shares to be issued upon such conversion or exchange
or
exercise
at
the
initial
conversion,
exchange
or
subscription
price or rate;
(3)
if
the
consideration
or
price
determined
pursuant
to
subclause
(1)
or
(2)
above
(or
any
component
thereof)
is
expressed
in
a
currency
other
than
the
Relevant
Currency,
it
shall be
converted into
the Relevant
Currency at
the Prevailing
Rate on the relevant Effective Date (in the case of subclause
(1)
above) or the
relevant date of first
public announcement (in the
case of subclause (2) above);
(4)
in determining the consideration or
price pursuant to the
above,
no
deduction
shall
be
made
for
any
commissions
or
fees
(howsoever described) or any expenses paid or
incurred for any
underwriting,
placing
or
management
of
the
issue
of
the
relevant
Ordinary
Shares
or
Securities
or
options,
warrants
or
rights, or otherwise in connection therewith; and
(5)
the
consideration
or
price
shall
be
determined
as
provided
above
on
the
basis
of
the
consideration
or
price
received,
receivable,
paid
or
payable,
regardless
of
whether
all
or
part
thereof
is
received,
receivable,
paid
or
payable
by
or
to
UBS
Group AG or another entity.
(E)
If
UBS
Group
AG
determines,
in
its
sole
discretion,
that,
notwithstanding
subclauses
(A)
to
(D)
of
this
Condition
8(d)(i),
a
reduction to
the Conversion
Price should
be made
as a
result of
one or
more
events
or
circumstances
not
referred
to
in
this
Condition
8(d)(i)
that
would
require
an
adjustment
to
the
Conversion
Price
in
order
to
comply
with
Swiss
mandatory
law
on
the
protection
of
holders
of
instruments
that
may
convert
into
shares
issued
out
of
capital
range
( Kapitalband
),
conditional
capital
(
bedingtes
Kapital
)
or
Conversion
Capital, the
Conversion Price
will be
reduced (either
generally or
for a
specified period) in such manner and with effect from such date as UBS
Group AG
shall determine
and the
Issuer shall
notify to
the Holders
in
accordance with Condition 14 ( Notices ).
(ii)
Notwithstanding subclause (i) of this Condition 8(d):
(A) where
(1)
the events or circumstances giving rise
to any adjustment to the
Conversion Price
have
resulted or
will result
in
an
adjustment
to the Conversion Price; or
(2)
more
than
one
event
that
gives
rise
to
an
adjustment
to
the
Conversion Price occurs within such a short period of time,
that, in
the opinion
of UBS
Group AG,
a modification
to the
operation
of the
adjustment provisions
set forth
in this
Condition 8(d)
is required
to
give
the
intended
result,
such
modification
will
be
made
to
the
operation of the adjustment provisions set forth in this Condition 8(d) as may
be
determined
by
an
Independent
Adviser
to
be
in
its
opinion

appropriate to
give the
intended result,
including to
ensure that
(x)
an
adjustment to
the Conversion Price
or the
economic effect
thereof shall
not be taken
into account more than
once, (y) the
economic effect of
an
Extraordinary Distribution is not taken into account more than once, and
(z)
to
reflect
a
redenomination
of
the
issued
Ordinary
Shares
for
the
time being into a new currency;
(B)
any
adjustment
to
the
Conversion
Price
will
be
subject
to
such
Conversion
Price
(translated,
if
necessary,
into
the
currency
in
which
the
par
value
of
an
Ordinary
Share
is
denominated
at
the
time
such
adjustment
becomes
effective
at
the
then-prevailing
exchange
rate
as
determined
by
the
Issuer)
not
being
less
than
the
par
value
of
an
Ordinary Share at such time;
(C)
UBS
Group
AG
shall
not
take
any
action,
and
shall
procure
that
no
action
is
taken,
that
would
otherwise
result
in
an
adjustment
to
the
Conversion
Price
(translated,
if
necessary,
into
the
currency
in
which
the par
value of
an Ordinary
Share is
denominated at
the time
of such
action at the
then-prevailing exchange rate
as determined by
the Issuer)
to below the par value of an Ordinary Share then in effect;
(D)
if
any
doubt
arises
as
to
whether
an
adjustment
is
to
be
made
to
the
Conversion Price or
as to
the appropriate
adjustment to
the Conversion
Price,
the
Issuer
may
in
its
sole
discretion
appoint
an
Independent
Adviser
and,
following
consultation
between
the
Issuer
and
such
Independent Adviser,
a written opinion
of such Independent
Adviser in
respect
thereof
will
(in
the
absence
of
wilful
default,
bad
faith
and
manifest error) be conclusive and binding on the Issuer and the Holders;
(E)
no
adjustment
will
be
made
to
the
Conversion
Price
where
Ordinary
Shares
or
other
securities
(including
rights,
warrants
and
options)
are
issued,
offered,
exercised,
allotted,
purchased,
appropriated,
modified
or
granted
to,
or
for
the
benefit
of,
employees
or
former
employees
(including directors holding
or formerly holding
executive office
or the
personal
service
company
of
any
such
person)
or
their
spouses
or
relatives, in
each case,
of UBS
Group AG
or any
of its
subsidiaries or
any
associated
company
or
to
a
trustee
or
trustees
to
be
held
for
the
benefit
of
any
such
person,
in
any
such
case
pursuant
to
any
share
or
option scheme; and
(F)
on any
adjustment, if
the resultant
Conversion Price
has more
decimal
places than
the initial
Conversion Price,
it will
be rounded
to the
same
number
of
decimal
places
as
the
initial
Conversion
Price.
No
adjustment will be made to the Conversion Price where such adjustment
(rounded
down
if
applicable)
would
be
less
than
one
per
cent.
of
the
Conversion
Price
then
in
effect.
Any
adjustment
not
required
to
be
made,
and/or
any
amount
by
which
the
Conversion
Price
has
been
rounded
down,
will
be
carried
forward
and
taken
into
account
in
any
subsequent
adjustment,
and
such
subsequent
adjustment
will
be
made
on the basis that
the adjustment not required to
be made had been
made
at the relevant time and/or that the relevant rounding down had not been made, as the case may be.
(iii)
The
Issuer
shall
give
notice
of
any
adjustments
to
the
Conversion
Price
made
pursuant to
this Condition
8(d) to
the Holders
in accordance
with Condition
14
( Notices ) promptly after the determination thereof.
(iv)
References
in
these
Terms
and
Conditions
to
any
issue
or
offer
or
grant
to
Shareholders "as a class" or "by way
of rights" shall be taken to
be references to
an
issue
or
offer
or
grant
to
all
or
substantially
all
Shareholders,
other
than
Shareholders to whom, by
reason of the laws
of any territory or
requirements of
any recognised regulatory body or any other stock exchange or securities market in any territory or in connection with fractional entitlements, it is determined not to make such issue or offer or grant.

(e)
Qualifying Relevant Event
(i)
Upon
the
occurrence
of
a
Relevant
Event
that
is
a
Qualifying
Relevant
Event,
then:
(A)
upon the
occurrence of
a Trigger
Event or
a Viability
Event where
the
applicable
Conversion
Date
falls
on
or
after
the
New
Conversion
Condition Effective Date,
(1)
the Notes
shall be
converted on
such Conversion
Date into,
or
be exchanged on such Conversion Date for,
as the case may be,
Relevant
Shares
of
the
Approved
Entity,
mutatis
mutandis
as
provided in
accordance with
this Condition
8, at
a Conversion
Price that shall be the New Conversion Price; and
(2)
the Issuer shall procure the
issue and/or delivery of the
relevant
number
of
Relevant
Shares
of
the
Approved
Entity
in
the
manner
provided
in
this
Condition
8
(as
may
be
amended
as
described
in
the
definition
of
the
term
New
Conversion
Condition); and
(B)
the
New
Conversion
Price
shall
be
subject
to
adjustment
in
the
circumstances
provided
in
this
Condition
8
for
the
adjustment
of
the
Conversion
Price
(if
necessary
with
such
amendments
as
an
Independent
Adviser
shall
determine
to
be
appropriate)
and
the
Issuer
shall
give
notice
in
accordance
with
Condition
14
(
Notices
)
to
the
Holders
of
the
New
Conversion
Price
and
of
any
such
amendments
thereafter.
(ii)
Upon the
occurrence of a
Relevant Event, the
Issuer shall give
notice thereof to
the Holders in
accordance with Condition
14 (
Notices
) within 10
Business Days
following the occurrence of such Relevant Event, which notice shall:
(A)
specify the identity of the
Acquiror;
(B)
specify whether the Relevant
Event is a Qualifying
Relevant Event or a
Non-Qualifying Relevant Event;
(C)
in the case of a Qualifying Relevant Event, specify the New Conversion
Price; and
(D)
if applicable, specify
the New Conversion
Condition Effective Date.
(iii)
For
the
avoidance of
doubt,
upon
the
occurrence
of
a
Relevant
Event
that
is
a
Non-Qualifying
Relevant
Event,
the
provisions
of
this
Condition
8(e)
shall
(subject to
the subsequent
operation of
this Condition
8(e) upon
the occurrence
of
a
subsequent
Relevant
Event)
not
apply,
and
the
Notes
will
continue
to
be
convertible
into
Ordinary
Shares
pursuant
to
and
in
accordance
with
the
other
provisions
of
this
Condition
8
(
Conversion
),
if
and
when
the
Issuer
gives
a
Trigger Event Notice or a Viability
Event Notice in accordance with Condition 7
(
Trigger Event and Viability
Event
).
(iv)
For purposes of these Terms and Conditions:
" Acquiror
" means the Person (including a Governmental Entity) that,
following
a Relevant Event, controls UBS Group AG.
"
Approved
Entity"
means
an
Acquiror
that
is
body
corporate
that
is
incorporated or
established under
the laws
of an
OECD member
state and
that,
on the occurrence of the Relevant Event, has in issue Relevant Shares.

" Governmental Entity
" means (x)
the Swiss Confederation,
(y) an agency
of the
Swiss
Confederation
or
(z)
a
person
or
entity
(other
than
a
body
corporate)
controlled by the Swiss Confederation or any such
agency referred to in clause (y)
of
this
definition;
provided
, however
,
that,
if
UBS
Group
AG
is
at
any
time
organised
in a
jurisdiction outside
of Switzerland,
references in
this definition
to
"the Swiss
Confederation" shall
be read
as references
to the
government of
such
other jurisdiction.
The
"
New
Conversion
Condition
"
shall
be
satisfied
in
respect
of
a
Relevant
Event
if, by
no
later than
seven days
following
the occurrence
of
such
Relevant
Event, (x) UBS Group AG has, to
the satisfaction of UBS Group AG, entered
into
arrangements
with
the
Approved
Entity
that
provide
for
delivery
of
Relevant
Shares
of
the
Approved
Entity
on
Conversion
on
terms
mutatis
mutandis
as
provided in
the provisions
of this
Condition 8,
and (y)
the Issuer
has entered
into
such
agreements
and
arrangements,
and
made
such
amendments
to
these
Terms
and
Conditions,
as
may
be
required
to
ensure
that,
with
effect
from
the
New
Conversion Condition Effective Date, the Notes
shall, following the occurrence of
a
Trigger
Event
or
a
Viability
Event,
be
convertible
into,
or
exchangeable
for,
Relevant Shares of the Approved Entity, mutatis mutandis
in accordance with, and
subject to, this Condition 8
(as may be so
amended) at the New Conversion
Price;
provided , however
, that, any failure to enter into
the arrangements and agreements
and/or
make
the
amendments
described
in
clauses
(x)
and
(y)
of
this
definition
shall
not
constitute
a
default
or
an
Event
of
Default
under
these
Terms
and
Conditions.
"
New Conversion
Condition Effective
Date
" means
the date
with effect
from
which the New Conversion Condition has been satisfied.
"
New Conversion
Price
" means, in
respect of
any Conversion Date
falling on
or
after the New Conversion Condition Effective Date, the amount determined by the
Issuer in accordance with the following formula:
where:
NCP
is the New Conversion Price.
ECP
is the Conversion Price in effect
on the last dealing day prior
to the New Conversion Condition Effective Date.
VWAPRS
is the average of
the Volume
Weighted
Average
Price of the
Relevant
Shares
of
the
Approved
Entity
(translated,
if
necessary,
into
USD
at
the
Prevailing
Rate
on
the
relevant
dealing day)
on each
of the
five dealing
days ending
on the
last
dealing
day
prior
to
the
date
on
which
the
Relevant
Event
occurred
(and
where
references
in
the
definition
of
"Volume
Weighted
Average
Price"
to
"Ordinary
Shares"
shall
be
construed
as
a
reference
to
the
Relevant
Shares
of
the
Approved Entity
and
in
the
definition
of
"dealing day",
references to
the "Relevant
Stock Exchange"
shall be
to the
primary Recognised
Stock Exchange
on which
the Relevant
Shares
of
the
Approved
Entity
are
then
listed,
admitted
to
trading or accepted for dealing).
VWAPOS
is the average of
the Volume
Weighted
Average
Price of the
Ordinary
Shares
(translated,
if
necessary,
into
USD
at
the
Prevailing
Rate on
the relevant
dealing day)
on
each of
the
five dealing
days ending
on the
last dealing
day prior
to the
date on which the Relevant Event occurred.

"
Non-Qualifying
Relevant
Event
"
means
a
Relevant
Event
that
is
not
a
Qualifying Relevant Event.
" Qualifying Relevant Event
" means a Relevant
Event where:
(A)
the Acquiror is an
Approved Entity; and
(B)
the New Conversion Condition
is satisfied.
A "
Relevant
Event
" will
have occurred
if, at
any
time after
the Issue
Date, any
Person or Persons acting in concert acquires control of UBS Group AG (other than as
a
result
of
an
Exempt
Reorganisation).
For
the
purposes
of
this
definition
"Relevant
Event",
"
control
"
means
the
acquisition
or
holding
of
legal
or
beneficial ownership
of
more than
95
per
cent. of
the issued
Ordinary Shares
of
UBS Group
AG (whether
obtained directly or
indirectly and whether
obtained by
ownership of
share capital,
contract or
otherwise) and,
as a
consequence thereof,
the
Ordinary
Shares
are
no
longer
admitted
to
trading
on
any
Recognised
Stock
Exchange, and " controlled " shall be construed accordingly.
"
Relevant
Shares
" means,
in respect
of an
Acquiror,
ordinary share
capital of
such
Acquiror
that
constitutes
equity
share
capital
or
the
equivalent
(or
depositary or other
receipts representing the
same) that is
listed and admitted
to
trading on a Recognised Stock Exchange.
(f)
Procedure for settlement and delivery of
Ordinary Shares on Conversion
Ordinary Shares to be issued on Conversion
shall be delivered subject to and as provided
below.
(g)
Fractions
Fractions of Ordinary Shares will
not be issued or
delivered pursuant to these
Terms and
Conditions on Conversion and no cash payment will be made in lieu thereof. The number of Ordinary Shares to
be issued and delivered
to the Settlement Share
Depository for the
benefit of
each Holder
in respect
of a
Conversion shall
be calculated
by the
Settlement
Agent on the basis of the aggregate principal amount of Notes held by such Holder on the applicable Conversion Date and rounded down, if necessary, to the nearest whole number of Ordinary Shares.
(h)
Procedure for delivery in respect of a Conversion
(i)
UBS
Group
AG,
with
the
assistance
of
the
Settlement
Agent
where
necessary
under Swiss
law,
shall on
or prior
to the
applicable Conversion
Date issue
and
deliver to the Settlement Share Depository such number of
Ordinary Shares as is
required to satisfy in full
its obligation to deliver Ordinary
Shares to the Holders
in respect
of the
Conversion on
the applicable
Conversion Date.
Receipt by
the
Settlement
Share
Depository
of
such
Ordinary
Shares
shall
be
a
good
and
complete discharge of the Issuer's (and, if UBS Group AG is not the Issuer,
UBS
Group
AG's)
obligations
in
respect
of
the
Notes.
If
the
Issuer
is
unable
to
appoint
a
Settlement Share
Depository on
or
prior
to
the giving
of
the
Trigger
Event Notice
or Viability
Event Notice,
as the
case may
be, it
shall make
such
other
arrangements
for
the
issuance
and
delivery
of
the
Ordinary
Shares
to
be
issued and
delivered upon
Conversion to
the Holders
as it
considers, in
its sole
discretion, to be reasonable in the circumstances,
which may include issuing and
delivering such
Ordinary Shares
to another
independent nominee
to be
held on
trust
for
the
Holders
or
issuing
and
delivering
such
Ordinary
Shares
to
the
Holders
directly,
which
issuance
and
delivery
shall
irrevocably
discharge
and
satisfy all
of the
Issuer's obligations
under the
Notes as
if the
relevant Ordinary
Shares had been issued
and delivered to the Settlement
Share Depository and, in
which
case,
where
the
context
so
admits,
references
in
these
Terms
and
Conditions to
the issue
and delivery
of Ordinary
Shares to
the Settlement
Share
Depository shall be construed accordingly and apply mutatis mutandis
.

(ii)
Subject
to
the
making
of
a
Settlement
Shares
Offer
and
as
otherwise
provided
herein,
the
Settlement
Agent
shall
give
instructions
to
the
Settlement
Share
Depository
for
the
relevant
Ordinary
Shares
to
be
delivered
by
the
Settlement
Share
Depository
on
the
applicable
Settlement
Date
to
the
Holders,
and
the
Settlement
Share
Depository
shall
procure
that
the
Ordinary
Shares
are
so
delivered to the Holders on the applicable Settlement Date.
(iii)
In respect of
a Conversion as a
result of the
occurrence of a
Trigger Event
only,
following receipt by the Settlement Share Depository of the Ordinary Shares and
the resulting
good and
complete discharge
of the
Issuer's obligations
in respect
of
the
Notes
as
described
in
subclause
(i)
above,
the
Issuer
may,
in
its
sole
discretion,
appoint
a
placement
agent
(the
"
Settlement
Shares
Offer
Agent
")
acting on
behalf, and
for the
accounts, of
the Holders
to conduct
an offering
of
the Ordinary
Shares to
which the
Holders are
otherwise entitled
(a "
Settlement
Shares Offer
"). In the
relevant Trigger
Event Notice, the
Issuer shall notify
the
Holders whether
it will
appoint such
Settlement Shares
Offer Agent
to conduct
such a
Settlement Shares
Offer.
If it
does so
appoint a
Settlement Shares
Offer
Agent,
it
will
instruct
the
Settlement
Share
Depository
to
deliver
the
relevant
Ordinary Shares to
or to
the order
of the
Settlement Shares Offer
Agent for
this
purpose prior to
the end of
the Offer
Settlement Period. Such
Settlement Shares
Offer
shall
be
made
(x)
in
the
currency
of
the
Issuer's
choosing
and
at
a
cash
price
per
Ordinary
Share
(such
price
translated,
if
necessary,
into
USD
at
the
prevailing exchange
rate on
the date
of the
Trigger
Event Notice
as determined
by the
Issuer) equal
to the
Conversion Price
in effect
on the
date of
the Trigger
Event Notice, and
(y) to some
or, subject
to applicable laws and
regulations and
to
such
an
offer
being
practicable
in
the
opinion
of
the
Issuer
in
the
Offer
Settlement
Period,
all
Shareholders
on
the
record
date
of
the
Trigger
Event
Notice
then
eligible
to
participate
in
such
offer.
Any
such
Settlement
Shares
Offer shall
be completed no
later than 20
Business Days after
the occurrence of
the
Trigger
Event
(the
"
Offer
Settlement
Period
").
Neither
the
Issuer
nor
the
Settlement Share
Depository shall
incur any
liability whatsoever
to the
Holders
in
respect
of
the
appointment
of
such
Settlement
Shares
Offer
Agent
or
its
conduct, save for cases of gross negligence or wilful intent.
If the Settlement Shares Offer is fully
subscribed by or before the end of
the Offer
Settlement
Period,
the
Holders
shall,
pursuant
to
the
agreement
appointing
the
Settlement Shares
Offer Agent,
be entitled
to receive
from the
Settlement Shares
Offer Agent on the fifth Business Day after the end of the Offer Settlement Period, their
pro
rata
share of
the aggregate
cash proceeds
received from
the Settlement
Shares
Offer
(such
aggregate
cash
proceeds
translated,
if
necessary,
from
the
currency in which they are denominated into USD at
the then-prevailing exchange
rate
as
determined
by
the
Settlement
Shares
Offer
Agent
(less
any
foreign
exchange transaction costs)),
such amount being
rounded to
the nearest cent
(half
a
cent
being
rounded
upwards).
If
the
Settlement
Shares
Offer
is
only
partially
subscribed
by
the
end
of
the
Offer
Settlement
Period,
the
Holders
shall
(x)
pursuant
to
the
agreement
appointing
the
Settlement
Shares
Offer
Agent,
be
entitled
to receive
from
the Settlement
Shares Offer
Agent on
the fifth
Business
Day
after
the
end
of
the
Offer
Settlement
Period,
their
pro
rata
share
of
the
aggregate
cash
proceeds
received
from
the
Settlement
Shares
Offer
(such
aggregate cash
proceeds translated,
if necessary,
from the
currency in
which they
are denominated
into USD
at the
then-prevailing exchange
rate as
determined by
the Settlement
Shares Offer
Agent (less
any foreign
exchange transaction
costs)),
such
amount
being
rounded
to
the
nearest
cent
(half
a
cent
being
rounded
upwards),
and
(y)
be
entitled
to
receive
their
pro
rata
share
of
the
number
of
Ordinary Shares
not subscribed
pursuant to
the Settlement
Shares Offer
(rounded
down
to
the
nearest
whole
number
of
such
Ordinary
Shares)
within
the
period
specified below
from the
Settlement Share
Depository.
If no
Ordinary Shares
are
subscribed in the
Settlement Shares Offer,
Holders shall be
entitled to receive
the
relevant
Ordinary
Shares
within
the
period
specified
below
from
the
Settlement
Share
Depository.
Notwithstanding
Condition
9
(
Payments;
Agents
),
any
cash
proceeds
that
the
Holders
are
entitled
to
receive
pursuant
to
this
subclause
(iii)
shall be delivered to the Holders in accordance with clause (j) of this Condition 8.

In
relation
to
any
Ordinary
Shares
not
sold
pursuant
to
a
Settlement
Shares
Offer,
the
Settlement
Agent
shall
give
instructions
to
the
Settlement
Shares
Offer Agent
for such
Ordinary Shares
to be
delivered by
the Settlement
Shares
Offer Agent
to the
relevant Holders
within five
Business Days
after the
end of
the Offer Settlement Period.
(i)
Taxes and duties
None
of
the
Issuer,
any
other
member
of
the
Group,
any
Agent,
the
Settlement
Share
Depository
and
the
US
Transfer
Agent
will
pay
any
capital,
stamp,
issue,
registration,
transfer or other taxes or duties
arising upon Conversion or that may
arise or be paid as a
consequence
of
or
in
connection
with
the
issue
and
delivery
of
Ordinary
Shares
to
the
Settlement
Share
Depository
or
the
delivery
of
any
Ordinary
Shares
to
the
relevant
recipient
in
accordance
with
the
instructions
given
in
the
relevant
Settlement
Shares
Settlement Notice.
A Holder
must pay
any capital,
stamp, issue,
registration, transfer
or
other
taxes
or
duties
arising
upon
Conversion
or
that
may
arise
or
be
paid
as
a
consequence of or in connection with the issue and delivery of the Ordinary Shares to the
Settlement
Share
Depository
or
the
delivery
of
the
Ordinary
Shares
to
the
relevant
recipient
in
accordance
with
the
instructions
given
in
the
relevant
Settlement
Shares
Settlement Notice, and such
Holder must pay all,
if any,
such taxes and duties
arising by
reference to
any disposal
or deemed
disposal of
such Holder's
Notes or
interest therein.
Any capital, stamp, issue, registration, transfer or other taxes or duties arising on delivery
or
transfer
of
Ordinary
Shares
to
a
purchaser
in
any
Settlement
Shares
Offer
shall
be
payable by the relevant purchaser of those Ordinary Shares.
(j)
Delivery of Ordinary Shares and cash
proceeds received from a Settlement Shares Offer
UBS
Group
AG,
with
the
assistance
of
the
Settlement
Agent
where
necessary
under
Swiss law,
will issue and deliver the Ordinary
Shares required to be issued and
delivered
on Conversion to the Settlement Share Depository on behalf of the Holder of the relevant
Note(s).
The
Issuer
(or
another party
so
authorised by
the
Issuer)
shall
instruct
the
US
Transfer
Agent to
credit such
Ordinary Shares
to a
nominee account
in the
name of
the
Settlement
Share
Depository
to
be
held
on
behalf
of
the
Holders
on
the
applicable
Conversion Date.
Receipt by
the
Settlement Share
Depository of
such Ordinary
Shares
on the applicable Conversion Date shall be
a good and complete discharge
of the Issuer's
obligations in respect of the Notes as described in subclause (h)(i) of this Condition 8.
In order to
obtain delivery from
the Settlement Share
Depository of the
Ordinary Shares
and/or cash proceeds received from a
Settlement Shares Offer,
in each case to which it
is
entitled
pursuant
to
this
Condition
8,
a
Holder
will
be
required
to
deliver
to
the
Settlement
Share
Depository
(or
any
of
its
agent
designated
for
such
purpose
in
the
Trigger
Event
Notice
or
Viability
Event
Notice,
as
applicable)
an
executed
settlement
shares settlement notice substantially in the form that may be obtained from the Specified
Office
of
the
Settlement
Agent
(a
"
Settlement
Shares
Settlement
Notice
")
and
the
relevant Certificate representing the relevant Note to the
Settlement Share Depository (or
any
of
its
agents
designated
for
such
purpose
in
the
Trigger
Event
Notice
or
Viability
Event Notice) on or before the Settlement Notice
Cut-off Date. If such Settlement Shares
Settlement Notice or Certificate is delivered after
the end of normal business hours at
the
Specified Office
of the
Settlement Share
Depository,
such delivery
shall be
deemed for
all purposes to
have been made
or given on
the following New
York
Business Day.
The
Settlement
Shares
Settlement
Notice
must
contain
certain
information,
including
the
name of the
relevant recipient in
which the relevant
Ordinary Shares are
to be registered
directly on
the books
of the
US Transfer,
and Settlement
Shares Settlement
Notices and
Certificates
must
be
delivered
to
the
Settlement
Share
Depository
(or
any
of
its
agents
designated
for
such
purpose
in
the
Trigger
Event
Notice
or
Viability
Event
Notice,
as
applicable)
in
accordance
with
the
procedures
described
in
the
relevant
Trigger
Event
Notice or Viability
Event Notice, as
applicable;
provided , however
, that, if
the Notes are
represented by
one or
more Global
Certificates deposited
with, or
with a
custodian for,
the
Depositary,
then
the
Settlement
Shares
Settlement
Notice
must
be
given
in
accordance with
the standard
procedures of
the Depositary
(which may
include, without
limitation, delivery of the notice to the Settlement Share Depository by electronic means)

and
in
a
form
acceptable
to
the
Depositary,
the
Settlement
Agent
and
the
Settlement
Share
Depository.
Subject
as
otherwise
provided
herein,
the
relevant
Ordinary
Shares
and/or cash proceeds of a Settlement Shares Offer will be delivered by or on behalf of the
Settlement
Share
Depository
or
the
Settlement
Shares
Offer
Agent,
as
applicable,
in
accordance
with
the
instructions
given
in
the
relevant
Settlement
Shares
Settlement
Notice; provided , however
,
that,
if
the
Notes
are
represented
by
one
or
more
Global
Certificates deposited with,
or with
a custodian for,
the Depositary,
then delivery of
any
such
cash
proceeds
shall
be
made
by
the
Settlement Shares
Offer
Agent in
accordance
with the Depositary's practices from time to time.
If
a
Holder
delivers
a
valid
Settlement
Shares
Settlement
Notice
and
the
relevant
Certificate on
or before
the Settlement
Notice Cut-off
Date, then
the Ordinary
Shares will
be delivered in respect of the
relevant Note(s) by way of registering the
Ordinary Shares in
the name
of the
relevant recipient
directly on
the books
of the
US Transfer
Agent on
the
applicable Settlement
Date or
such other
date as
is specified
for delivery.
Once Ordinary
Shares are
registered in
the name
of the
relevant recipient directly
on the
books of
the US
Transfer
Agent,
such
relevant
recipient,
as
Shareholder,
is
expected
to
receive
periodic
account statements from the
US Transfer Agent
with respect to its
Ordinary Shares. At the
time
of
delivery
of
any
Ordinary
Shares
to
the
relevant
recipient
by
registration
of
such
Ordinary
Shares
directly
on
the
books
of
the
US
Transfer
Agent,
the
then-valid
share
registration
rules
of
UBS
Group
AG
will
apply,
and
UBS
Group
AG
does
not
offer
any
assurance or
guarantee that
such relevant
recipient will
be accepted
as a
Shareholder with
voting rights in the share register of UBS Group AG.
If a Holder fails to deliver a Settlement Shares Settlement Notice or the relevant
Certificate
on or
before the
Settlement Notice
Cut-off Date
or if
a Holder
has delivered
a Settlement
Shares
Settlement
Notice
and
the
relevant
Certificate
on
or
prior
the
Settlement
Notice
Cut-off
Date
but
such
Settlement
Shares
Settlement
Notice
has
been
determined
by
the
Settlement
Share
Depository
to
be
null
and
void,
then
the
Settlement
Share
Depository
shall
continue
to
hold
the
relevant
Ordinary
Shares
and/or,
as
applicable,
cash
proceeds
received
from
a
Settlement
Shares
Offer,
in
each
case
to
which
such
Holder
is
entitled
pursuant
to
this
Condition
8,
until
a
valid
Settlement
Shares
Settlement
Notice
(and
the
Certificate
representing
the
relevant
Notes)
is
so
delivered
by
such
Holder.
If
any
such
Ordinary
Shares
or
such
cash
proceeds
received
from
a
Settlement
Shares
Offer
(as
applicable) have
not been
claimed during
the 10-year
and 30-day
period commencing
on
the Final
Cancellation Date,
the relevant
claims of
the applicable
Holders are
time-barred
and the
relevant Ordinary
Shares and
cash, as
the case
may be,
will be
transferred to
the
Issuer.
None
of
the
Issuer,
the
Settlement
Share
Depository
and
the
Settlement
Shares
Offer Agent
shall have any
liability to any
Holder for any
loss resulting from
such Holder
not receiving any such Ordinary Shares and/or cash proceeds.
If not previously cancelled on
the applicable Settlement Date, the
relevant Notes shall be
cancelled on
the Final
Cancellation Date
and any
Holder delivering
a Settlement
Shares
Settlement Notice after the Settlement Notice
Cut-off Date will have to
provide evidence
of its entitlement to the
relevant Ordinary Shares and/or cash proceeds
from a Settlement
Shares
Offer,
as
applicable,
satisfactory
to
the
Settlement
Share
Depository
in
its
sole
discretion in order
to receive delivery
of such Ordinary
Shares or such
cash proceeds, as
applicable.
None
of
the
Issuer,
the
Settlement
Share
Depository
and
the
Settlement
Shares Offer Agent shall have any liability to any Holder for any loss resulting from such
Holder
not
receiving
any
Ordinary
Shares
or
cash
proceeds
from
a
Settlement
Shares
Offer,
as applicable,
or from
any delay
in the
receipt thereof,
in each
case as
a result
of
such
Holder
failing
to
submit
a
valid
Settlement
Shares
Settlement
Notice
and
any
relevant Certificate (if applicable), on a timely basis or at all.
Any
determination
as
to
whether
any
Settlement
Shares
Settlement
Notice
has
been
properly
completed
and
delivered
together
with
the
relevant
Certificate(s)
as
provided
in
these Terms
and Conditions, or whether
any evidence of entitlement
to Ordinary Shares or
cash proceeds received
from a Settlement
Shares Offer,
as applicable, is
satisfactory,
shall
be made
by the
Settlement Share
Depository in
its sole
discretion and
shall be
conclusive
and
binding
on
the
relevant
Holders.
In
the
case
of
Notes
represented
by
a
Global
Certificate, any
Settlement Shares
Settlement Notice
delivered prior
to the
day
following
the Suspension Date will be null and void.

(k)
Ordinary Shares
The
Ordinary
Shares
issued
and
delivered
on
Conversion
will
be
fully
paid
and
non-
assessable and will
in all respects
rank
pari passu
with the fully
paid Ordinary Shares
in
issue on the relevant Share Creation
Date, except in any such case
for any right excluded
by mandatory provisions of applicable law, and except that the
Ordinary Shares so issued
and delivered
will not
rank for
(or,
as the
case may
be, the
relevant Holder
will not
be
entitled to receive) any rights, distributions
or payments the record date or
other due date
for the
establishment of
entitlement for
which falls
prior to
the relevant
Share Creation
Date.
All Ordinary Shares issued and
delivered to Holders upon Conversion
are expected to be
"restricted securities"
within the
meaning of
Rule 144
under the
US Securities
Act, and
accordingly,
any Holder
who receives
Ordinary Shares
upon Conversion
will be
subject
to restrictions
under the
US Securities
Act on
its ability
to resell
such Ordinary
Shares.
Subject to applicable law and the
policies and procedures of the US
Transfer Agent from
time to time, through the US
Transfer Agent, Holders who
receive Ordinary Shares upon
Conversion are expected to be able
to effect transfers of
such Ordinary Shares with other
Shareholders
holding
their
Ordinary
Shares
through
the
US
Transfer
Agent,
or
with
Shareholders holding their Ordinary
Shares via DTC
through custodian banks or
brokers
by means of DTC's Direct Registration System.
(l)
Purchase or redemption of Ordinary Shares
UBS Group AG or any of its subsidiaries may exercise such rights as it may from time to
time enjoy to purchase or redeem or buy back any shares or
securities of UBS Group AG
(including
Ordinary
Shares)
or
any
depositary
or
other
receipts
or
certificates
representing the same without the consent of Holders.
(m)
Determinations to be made
by an Independent Adviser
In the
case of
any determination
that is
required to
be made
by an
Independent Adviser
for purposes of this Condition 8, the Issuer
shall use reasonable endeavours to appoint an
Independent
Adviser
to
make
such
determination;
provided , however
,
that,
notwithstanding
the
other
provisions
of
these
Terms
and
Conditions,
if
the
Issuer
is
unable to so appoint an Independent Adviser or
the Independent Adviser so appointed by
the
Issuer
fails
to
make
such
determination,
the
Issuer,
acting
in
good
faith
and
a
commercially reasonable manner, will make such determination.
Any
determination
that
is
made
by
an
Independent
Adviser
for
purposes
of
this
Condition
8
will
be
made
in
the
sole
discretion
of
such
Independent
Adviser
acting
in
good faith and in a commercially reasonable manner.
(n)
Notifications, etc. to be
final
All
notifications,
opinions,
determinations,
certificates,
calculations,
quotations
and
decisions
given,
expressed,
made
or
obtained
by
an
Independent
Adviser
or
the
Settlement Agent
for purposes
of this
Condition 8
will (in
the absence
of wilful
default,
bad faith and manifest error) be binding on the Issuer, the Agents and the Holders and (in
the absence
of wilful
default and
bad faith)
no liability
to the
Issuer or
the Holders
will
attach
to
the
Independent
Adviser
or
the
Settlement
Agent
in
connection
with
the
exercise
or
non-exercise
by
the
Independent
Adviser
or
the
Settlement
Agent
of
its
powers, duties and discretions under this Condition 8.

9.
PAYMENTS;
AGENTS
(a)
All payments
required to
be made
under the
Notes will
be made
available in
good time
in freely disposable funds in
USD, which will be placed
at the free disposal of
the Fiscal
Agent on behalf
of the Holders.
If the Scheduled
Due Date for
any payment (whether in
respect
of
principal,
interest
or
otherwise)
in
respect
of
the
Notes
is
not
a
Payment
Business
Day,
then
the
Holders
will
not
be
entitled
to
payment
thereof
until
the
first
Payment Business
Day following
the Scheduled
Due Date,
and the
Holders will
not be
entitled to
any additional
sum in
relation to
such payment.
All payments
required to
be
made under
the Notes
(including, for
the avoidance
of doubt,
any Additional
Amounts)
shall
be
made to
the
Holders in
USD
without collection
costs, without
any restrictions
and
whatever
the
circumstances
may
be,
irrespective
of
nationality,
domicile
or
residence of
the relevant
Holder and
without certification,
affidavit or
the fulfilment
of
any
other
formality;
provided , however
,
that,
in
the
case
of
Notes
represented
by
Definitive Certificates, such Definitive Certificates
must be presented and,
in the case of
redemption,
surrendered
at
the
Specified
Office
of
the
relevant
Paying
Agent
as
a
condition to receipt of any such payment.
(b)
The receipt
by the
Fiscal Agent
of the
due and
punctual payment
of funds
in USD
will
release the Issuer from its obligations under the Notes to the extent of such payment.
(c)
Subject to clause (d) of this Condition 9,
(i)
the Issuer
reserves the
right to
terminate the
appointment of
any Agent,
as well
as
to
appoint
or,
after
any
such
appointment,
to
terminate
the
appointment
of,
one
or
more
other
paying
agents
to
carry
out
any
payment
or
other
similar
functions in respect of the
Notes (each, a "
Paying Agent "), provided
that (A) so
long
as
any
Note
is
outstanding,
there
will
at
all
times
be
a
Fiscal
Agent,
a
Registrar,
a
Calculation
Agent
and
a
Settlement
Agent,
(B)
for
so
long
as
the
Notes
are
listed
on
the
SIX
Swiss
Exchange
and
if
then
required
by
the
regulations of the SIX Swiss Exchange, the Issuer shall maintain a
Paying Agent
in Switzerland, which agent shall have
an office in Switzerland and
be a bank or
securities dealer subject to supervision
by FINMA, to perform the
functions of a
Swiss
paying
agent
(the
"
Swiss
Paying
Agent
"),
and
(C)
any
successor
Calculation
Agent
must
be
a
leading
bank
or
financial
institution
that
is
experienced in the calculations and determinations to be made by the Calculation
Agent; and
(ii)
if at any time the Fiscal Agent, the Registrar, the Calculation Agent, or the Swiss
Paying Agent,
(A) becomes
incapable of
acting, or
(B) is
adjudged bankrupt
or
insolvent, or files a voluntary petition in bankruptcy,
or makes an assignment for
the benefit of
its creditors, or
consents to the
appointment of a
receiver of all
or
any
substantial
part
of
its
property,
or
admits
in
writing
its
inability
to
pay
or
meet
its
debts
as
they
mature,
or
if
an
order
of
any
court is
entered
approving
any
petition
filed
by
or
against
it
under
the
provisions
of
any
applicable
bankruptcy
or
insolvency
law,
or
if
a
receiver
of
it
or
of
all or
any
substantial
part of
its property
is appointed,
or if
any public
officer takes
charge or
control
of it or of its property
or affairs for the purpose of
rehabilitation, conservation or
liquidation (any such
event, an "
Agent Insolvency
Event
"), then the
Issuer will
terminate the
appointment of
such Agent
in accordance
with the
Fiscal Agency
Agreement and appoint a successor Agent; and
(iii)
if at any time the Calculation Agent
fails to (A) determine the Mid Market Swap
Rate or
the Reset
Interest Rate
or duly
calculate the
Reset Interest
Amount for
any
Reset
Interest
Period
or
the
interest
amount
payable
on
the
relevant
Redemption
Date
(if
the
Notes
are
to
be
redeemed
pursuant
to
Condition
6
(
Redemption
and
Purchase
))
or
(B)
comply
with
any
other
requirement
in
relation
to
the
Notes,
then
the
Issuer
will
terminate
the
appointment
of
the
Calculation Agent in accordance with
the Fiscal Agency Agreement and appoint
a successor Calculation Agent; provided , however
, that, if the
Calculation Agent

duly
calculates
such
Reset
Interest
Rate,
Reset
Interest
Amount
or
interest
amount payable on the relevant Redemption Date, as the case may be, prior to its termination
(and
the
appointment
of
its
successor)
taking
effect
in
accordance
with clause (d) of this Condition 9, the Issuer may elect, in its sole discretion and upon notice to
the Holders in
accordance with Condition
14 (
Notices ), to cancel
such termination (and appointment).
(d)
Any
appointment
or
termination
of
appointment
of,
or
any
resignation
by,
any
Agent
(other
than
the
Settlement
Agent)
may
only
take
effect
not
less
than
30
and
not
more
than 45 days after the Issuer has notified the Holders of such appointment, termination or resignation
in
accordance
with
Condition
14
(
Notices ); provided , however
,
that,
in
the
case of the termination of an Agent with respect to which an Agent Insolvency Event has occurred,
such
termination
may
take
effect
prior
to
the
expiry
of
such
30-day
notice
period,
so
long
as
a
successor
Agent
has
been
appointed
to
the
extent
required
by
the
immediately succeeding sentence. Notwithstanding the foregoing, any termination of the
appointment
of,
or
resignation
by,
the
Fiscal
Agent,
the
Registrar,
the
Swiss
Paying
Agent
or
the
Calculation
Agent
may
not
take
effect
until
the
Issuer
has
appointed
a
successor
Fiscal
Agent,
Registrar,
Swiss
Paying
Agent
or
Calculation
Agent,
as
applicable; provided , however
,
that,
if
no
such
successor
has
been
appointed
within
30 days of the scheduled effectiveness of such termination or resignation, any Holder (on behalf of
itself and
all others
similarly situated)
or,
pursuant to
and in
accordance with
the Fiscal
Agency Agreement,
the Fiscal
Agent, the
Registrar,
any Paying
Agent or
the
Calculation Agent,
as the case
may be, may
petition any
court of competent
jurisdiction
for the appointment of a successor, at the expense of the Issuer.
(e)
Subject to
subclause (c)(i)
of this
Condition 9,
the Issuer
may
appoint or
terminate the
appointment of a Settlement Agent, and a Settlement Agent
may resign, at any time. The
Issuer
will
notify
the
Holders
of
any
such
appointment,
termination
or
resignation
in
accordance with Condition 14 ( Notices ).
10.
TAXATION
(a)
All payments to be made by
or on behalf of the
Issuer in respect of the Notes
(including,
for
the
avoidance
of
doubt,
payments
by
a
Paying
Agent)
shall
be
made
without
withholding
or
deduction
for,
or
on
account
of,
any
present
or
future
taxes,
duties,
assessments
or
other
government
charges
of
any
nature
("
Taxes
")
imposed,
levied,
collected, withheld
or assessed
by or
on behalf
of any
Tax
Jurisdiction or
any political
subdivision
thereof
or
any
authority
of
or
in
a
Tax
Jurisdiction
or
any
political
subdivision thereof having
the power to
impose, levy,
collect, withhold or
assess Taxes,
unless withholding, deduction or accounting for such Taxes is required by law.
(b)
In the
event that any
payment to
be made
by or
on behalf of
the Issuer
in respect of
the
Notes (including, for
the avoidance of
doubt, payments by
a Paying Agent)
is subject to
any withholding or deduction for, or on account of, any Taxes by requirement of law in a
Tax
Jurisdiction
(as
determined
by
the
relevant
tax
authority
of
or
in
such
Tax
Jurisdiction), the
Issuer shall
pay such
additional amounts
as will
result in
the Holders
receiving the
amounts that
they would
have received
in respect
of the
Notes if
no such
withholding or deduction had been required (" Additional Amounts ").
(c)
No
Additional Amounts
will
be
payable
pursuant
to
clause (b)
of
this
Condition 10
in
relation to any Note:
(i)
if the relevant Holder
is liable for such
Taxes on
such Note as a
result of having
some connection with the relevant Tax Jurisdiction other than its mere ownership or possession of such
Note or the
receipt of principal
or interest in respect
thereof;
or
(ii)
if such Taxes are a result of such Note having been presented for payment (where
presentment is required) more than 30 days after the Relevant Date, except to the extent that
the Holder
would have
been entitled
to receive
the Additional
Amounts
if it had presented such Note for payment on the last day of the 30-day period; or

(iii)
with respect to any
Tax
collected pursuant to Sections
1471 through 1474 of
the
US
Internal
Revenue
Code,
as
amended
and
as
may
be
further
amended
from
time to time (the
"
Code
"), the regulations promulgated thereunder,
or applicable
inter-governmental
agreements
or
agreements
with
the
United
States
Internal
Revenue
Service
entered
into
in
connection
with
the
implementation
of
such
sections of the Code, or legislation enacted by a non-United States jurisdiction in connection with the implementation of such sections of the Code (FATCA);
or
(iv)
where
such
withholding
or
deduction
is
required
to
be
made
pursuant
to
laws
enacted
by
Switzerland
providing
for
the
taxation
of
payments
according
to
principles similar to those
laid down in the
draft legislation of the
Swiss Federal
Council
of
3
April
2020,
or
otherwise
changing
the
Swiss
federal
withholding
tax system from an issuer-based system to a paying
agent-based system pursuant
to which a Person other than the issuer is required to withhold tax on any interest payments; or
(v)
to the extent any combination of subclauses (i) through (iv) above applies.
(d)
Any reference in these Terms and Conditions to amounts payable by the Issuer in respect of the
Notes includes
(i) any
Additional Amount
payable pursuant
to this
Condition 10
and (ii) any
sum payable pursuant
to an obligation
taken in addition
to or in
substitution
for the obligation in this Condition 10.
11.
STATUTE
OF LIMITATIONS
In accordance with Swiss law, (a) claims for interest payments under the Notes will become time-
barred
after
the
five-year
period
and
(b)
claims
for
the
repayment
or
redemption
of
Notes
will
become
time-barred
after
the
10-year
period,
in
each
case,
commencing
on
the
date
on
which
such payments, repayment or redemption become due and payable.
12.
EVENTS OF DEFAULT
(a)
If
any
of
the
following
events
occurs,
such
occurrence
will
constitute
an
"
Event
of
Default ":
(i)
the
Issuer
fails
to
pay
the
principal
amount
of
any
Note
if
and
when
the
same
becomes
due
and
payable
under
these
Terms
and
Conditions,
and
such
failure
continues unremedied for a period of 30 days; or
(ii)
the Issuer
fails to
pay any
interest on
the Notes
if and
when the
same becomes
due and
payable under
these Terms
and Conditions,
and such
failure continues
unremedied for a period of 30 days; or
(iii)
the Issuer fails to observe or
perform any other covenant, condition,
or agreement
contained in these Terms
and Conditions, and such failure continues unremedied
for a period of 60 days after written notice thereof from any Holder to the Issuer;
or
(iv)
a Bankruptcy Event;
provided , however
,
that,
notwithstanding
subclauses
(i)
to
(iv)
above,
neither
(A)
the
opening of
Restructuring Proceedings
with respect
to the
Issuer nor
(B) the
exercise of
any
Swiss
Resolution
Power
with
respect
to
the
Issuer
during
any
such
Restructuring
Proceedings nor
(C) the
ordering of
any Protective
Measures with
respect to
the Issuer
that
are
ordered
or
confirmed
upon
the
opening
of
or
during
any
such
Restructuring
Proceedings will constitute a default or an Event of Default.
(b)
Upon the
occurrence of
an Event
of Default
relating to
any failure of
the Issuer
to meet
any
payment
obligation
under
these
Terms
and
Conditions
and
subject
to
Condition
8

( Conversion
),
(i)
such
payment
obligation
(and
such
payment
obligation
only)
will
be
immediately
deemed
a
due
and
payable
(
fällige
)
payment
obligation
of
the
Issuer,
and
(ii)
if
(A)
the
relevant
Holder
has
formally
requested
payment
of
such
payment
obligation, (B) such payment obligation has not
been fulfilled within the statutory period
under
Swiss
law
commencing
after
the
date
of
such
formal
request
and
(C)
a
writ
of
payment
(
Zahlungsbefehl
)
has
been
issued
with
respect
to
such
payment
obligation
pursuant to
the DEBA,
the relevant
Holder may
institute proceedings
against the
Issuer
in
Switzerland
(but
not
elsewhere)
to
enforce
its
rights
with
respect
to
such
payment
obligation under the DEBA
.
(c)
If
a
debt
collection
or
insolvency
proceeding
with
respect
to
the
Issuer
is
instituted
in
Switzerland
in
accordance
with
clause
(b)
of
this
Condition
12,
the
Issuer
shall
not
(i)
after
having
received
the
writ
of
payment
(
Zahlungsbefehl
)
relating
to
the
relevant
payment obligation,
argue or
plead that
such payment obligation
is not
due and
payable
by the
Issuer, or
(ii) prior
to the
declaration of
bankruptcy (or
similar proceeding
under
Swiss insolvency laws), make any payment to the relevant Holder under or in connection with the Notes.
(d)
In the
case of
any Event
of Default
arising under
subclause (a)(iii)
of this
Condition 12
and subject
to Condition
8 (
Conversion
), any
Holder may
seek specific
performance or
damages with respect
to such Event
of Default pursuant
to the Swiss
Code if so
entitled
thereunder.
Any
such
damage
claim
of
any
Holder
will
rank
junior
to
the
rights
and
claims of all holders of Senior Obligations.
(e)
In the
case of
any Event
of Default
arising under
subclause (a)(iv)
of this
Condition 12
and subject to Condition 8 ( Conversion ), any Holder may, by written notice to the Issuer, declare the
principal amount
of any
of its
Notes, together
with any
accrued and
unpaid
interest thereon,
immediately due
and payable,
without presentment,
demand, protest
or
other notice of any kind.
(f)
No
remedy
against
the
Issuer
other
than
those
described
in
this
Condition
12
will
be
available
to
the
Holders
in
connection
with
the
Issuer's
obligations
under
these
Terms
and
Conditions,
whether
for
the
recovery
of
amounts
owing
under
these
Terms
and
Conditions or in respect
of any breach by
the Issuer of any
of its other obligations
under
these
Terms
and
Conditions
or
otherwise.
In
particular,
no
Holder
may
declare
(i)
the
principal amount of any Notes due and payable prior to any Redemption Date, or (ii)
any
interest
on
any
Notes
due
and
payable
prior
to
the
relevant
Interest
Payment
Date,
except,
in
the
case
of
each
of
subclauses
(i)
and
(ii),
pursuant
to
clause
(e)
of
this
Condition 12.
13.
MEETINGS OF HOLDERS; SUBSTITUTION AND AMENDMENT
(a)
Except
as
otherwise
specified
in
this
Condition
13,
the
provisions
of
bondholder
meetings
contained
in
article
1157
et
seqq.
of
the
Swiss
Code
apply
in
relation
to
meetings of Holders.
(b)
If a
Tax
Event or
a Regulatory
Event has
occurred, the
Issuer may,
without the
consent
of the
Holders, either
substitute all, but
not some
only,
of the Notes
for, or
amend these
Terms
and
Conditions
so
that
they
remain
or
become,
Compliant
Securities,
provided
that:
(i)
neither a Tax
Event nor a Regulatory Event arises as a result of such substitution or amendment;
(ii)
FINMA has
approved such
substitution or
amendment (if
such approval
is then
required under applicable Swiss laws and regulations);
(iii)
the Issuer has given the Holders not less than 30 days' notice of such substitution
or
amendment
in
accordance
with
Condition
14
(
Notices
),
which
notice
will,
subject to
subclause (v) below,
be irrevocable,
and state
the date
on which
such
substitution or
amendment will
be effective
(the "
Substitution or
Amendment
Effective Date ");

(iv)
prior to the publication of any notice pursuant to subclause
(iii) above, the Issuer
shall
deliver
to
the
Fiscal
Agent
(A)
a
certificate
signed
by
the
Authorised
Signatories
stating
that
the
relevant
requirement
or
circumstance
giving
rise
to
the right to substitute or amend the terms
of the Notes, as applicable, pursuant to
this Condition 13(b) is satisfied and the reasons therefor
and such certificate will
be
conclusive
and
binding
on
the
Holders,
and
(B)
an
opinion
of
independent
legal
advisers
of
recognised
standing
to
the
effect
that
circumstances
entitling
the Issuer
to exercise
its right
to substitute
or amend
the terms
of the
Notes, as
applicable, pursuant to this Condition 13(b) have arisen; and
(v)
no
Trigger
Event
or
Viability
Event
has
occurred
prior
to
the
relevant
Substitution or Amendment Effective Date.
In connection with any substitution or amendment in accordance with this Condition 13(b), the Issuer shall comply with the rules of any stock exchange on which the Notes are for the
time being listed or admitted to trading.
(c)
In addition to its rights under clause
(b) of this Condition 13, the Issuer
may, without the
consent
of
the
Holders,
make
any
amendment
to
these
Terms
and
Conditions
that
it
considers
to
be
(i)
necessary
or
desirable
to
give
effect
to
(A)
any
Alternative
Benchmark
Rate
determined
in
accordance
with
Condition
5(c)
(
Interest
–
Benchmark
replacement
)
(including
any
Adjustment
Spread
determined
in
accordance
with
subclause (v)(A)(2)
thereof and
any alternative
method for
determining the
Mid Market
Swap
Rate
if
such
Alternative
Benchmark
Rate
is
unavailable
on
the
relevant
Reset
Determination Date determined in accordance with subclause (v)(A)(3) thereof), and any related
changes
to
the
definitions
of
the
terms
"Business
Day",
"Day
Count
Fraction",
"Payment Business Day" and/or
"Reset Determination Date" determined
to be necessary
in
accordance
with
subclause
(v)(D)
thereof,
or
(B)
the
provisions
of
clause
(a)
of
Condition
15
(
Issuer
Substitution
)
(including,
without
limitation,
(x)
if
the
Substitute
Issuer
is
organised
and/or
resident
for
tax
purposes
in
a
jurisdiction
other
than
Switzerland,
any
amendments
to
any
references
to
the
jurisdiction
of
"Switzerland"
contained herein, including, without limitation,
amendments to the definition of
the term
"Bankruptcy Event", the definition of
the term "Business Day", the
governing law of the
subordination
provisions
set
forth
in
Condition
4
(
Status
and
Subordination
)
and
the
provisions of
Condition 12
(
Events of
Default
), and
(y) any
amendments to reflect
UBS
Group
AG's
guarantee
described
in
subclause
(a)(iii)
of
Condition
15
(
Issuer
Substitution
)),
or
(C)
the
provisions
of
subclause
(i)(B)
and/or
subclause
(iii)
of
Condition
8(e)
(
Conversion
–
Qualifying
Relevant
Event
),
or
(ii)
formal,
minor
or
technical
in
nature,
or
(iii)
necessary
to
correct
a
manifest
error,
or
(iv)
not
materially
prejudicial to the interests of the Holders
.
(d)
The Issuer
shall notify
the Holders
of
any amendments
made
pursuant to
clause (c)
of
this Condition 13 in accordance with Condition
14 (
Notices ), which notice shall state the
date on which such amendment will be effective.
(e)
Any amendment
made pursuant
to this
Condition 13
will be
binding on
the Holders
in
accordance with its terms.
14.
NOTICES
(a)
So long
as the
Notes are
listed on
the SIX
Swiss Exchange,
notices to
Holders shall
be
given by the
Issuer (i) by
means of electronic
publication on the
internet website of
SIX
Exchange
Regulation
Ltd
(https://www.ser-ag.com),
where
notices
are
as
at
the
Issue
Date
published
under
the
address
https://www.ser-ag.com/en/resources/notifications-
market-participants/official-notices.html#/,
or
(ii)
otherwise
in
accordance
with
the
regulations of
the SIX
Swiss Exchange.
Any notice
will be
validly given
on the
date of
such publication or, if published more than once, on the date of the first such publication.

(b)
If the Notes are for
any reason no longer listed
on the SIX Swiss Exchange:
(i)
if the Notes
are represented by
one or more
Global Certificates deposited with
a
custodian for
DTC, notices
to Holders
shall only
be required
to be
given by
the
Issuer in accordance with clause (c) of this Condition 14; or
(ii)
if the
Global Certificate(s)
have been
exchanged for
Definitive Certificates,
the
Issuer
shall
send
notices
to
Holders
by
first
class
mail
at
their
respective
addresses as
recorded in
the Register,
and any
such notice
will be
validly given
on the fourth Business Day after the date of such mailing.
(c)
So long as the Notes are represented by one
or more Global Certificates deposited with a
custodian
for
DTC,
any
notices
required
to
be
given
by
the
Issuer
to
the
Holders
hereunder shall
also be
given to
the Indirect
Holders through
the Fiscal
Agent to
DTC
for forwarding to the
Indirect Holders. Any such
notice will be validly
given on the date
of delivery to DTC in accordance with DTC's applicable procedures.
15.
ISSUER SUBSTITUTION
(a)
The Issuer
(for purposes
of this
Condition 15,
the "
Current
Issuer
") may,
without the
consent
of
the
Holders,
substitute
any
entity
(whether
or
not
such
entity
is
organised
under the laws of
Switzerland) (such substitute entity,
the "
Substitute Issuer ") for itself
as principal
debtor under
the Notes
upon giving
not less
than 10
and not
more than
30
days' notice to the Holders in accordance with Condition 14 ( Notices ), provided that:
(i)
the
Substitute
Issuer
is
UBS
Group
AG
or,
if
the
Substitute
Issuer
is
not
UBS
Group
AG,
(A)
an
exemption
exists
from
the
requirement
to
register
the
Substitute Issuer
as an
investment company
under the
US Investment
Company
Act,
and
(B)
at
least
95
per
cent.
of
the
Substitute
Issuer's
capital
and
voting
rights are held, directly or indirectly, by UBS Group AG;
(ii)
the Current
Issuer is
not in
default in
respect of
any amount
payable under
the
Notes at the time of such substitution;
(iii)
if the
Substitute Issuer
is not
UBS Group
AG, UBS
Group AG
has irrevocably
and
unconditionally
guaranteed
to
the
Holders,
pursuant
to
article
111
of
the
Swiss
Code
and
on
a
subordinated
basis
corresponding
mutatis
mutandis
to
Condition
4
(
Status
and
Subordination
),
(A)
the
due
and
punctual
payment
of
principal
and
interest
and
all
other
amounts
due
and
payable
by
the
Substitute
Issuer under,
or in
respect of,
the Notes
upon receipt
of the
written request
for
payment of
the relevant
amount, and
(B) upon
the occurrence
of a
Conversion,
the
due
delivery
of
the
Ordinary
Shares
required
to
be
delivered
pursuant
to
Condition
8
(
Conversion
),
and
on
the
terms
whereby
subclause
(iii)
of
Condition
5(i)
(
Interest
–
Cancellation
of
interest;
prohibited
interest
),
subclause (ii)(C) of Condition 8(d) ( Conversion – Anti-dilution adjustment of the
Conversion
Price
),
Condition
10
(
Taxation
),
Condition
12
(
Events
of
Default
)
and
Condition
20
(
No
Set-off
by
Holders
)
apply
to
UBS
Group
AG
and
to
its
obligations under
such guarantee
either by
making the
necessary consequential
amendments to such Conditions or
including such Conditions applicable to UBS
Group AG and to its obligations under such guarantee in such guarantee itself, as applicable;
(iv)
the
Current
Issuer
and
the
Substitute
Issuer
(A)
have
entered
into
such
documents
(the
"
Substitution
Documents
")
as
are
necessary
to
give
effect
to
such substitution and
pursuant to which
the Substitute Issuer
has (x) undertaken
in
favour
of
each
Holder
to
be
bound
by
these
Terms
and
Conditions
as
the
principal
debtor
(on
a
subordinated basis
corresponding
to
Condition
4
(
Status
and
Subordination
))
under
the
Notes
in
place
of
the
Current
Issuer
and
(y)
assumed
the
obligations
of
the
Current
Issuer
under
the
Fiscal
Agency
Agreement, and (B)
procure that all
action, conditions and
things required
to be
taken,
fulfilled
and
done
(including,
without
limitation,
the
obtaining
of
any
necessary
consents)
to
ensure
that
the
Substitution
Documents
represent
valid,
legally
binding
and
enforceable
obligations
of
the
Substitute
Issuer
have
been
taken, fulfilled and done and are in full force and effect
;

(v)
if
the
Substitute
Issuer
is
resident
for
tax
purposes
in
a
jurisdiction
(the
"
New
Residence ") other than that in which the Current Issuer prior to such substitution was
resident
for
tax
purposes
(the
"
Former
Residence
"),
the
Substitution
Documents
contain
an
undertaking
by
the
Substitute
Issuer
and/or
such
other
provisions as
may be
necessary to
ensure that
each Holder
has the
benefit of
an
undertaking in terms corresponding to the
provisions of Condition 10 (
Taxation )
in relation to the payment of all amounts due and payable under, or in respect of,
the
Notes
and
in
relation
to
the
guarantee
referred
to
in
subclause
(iii)
above,
with,
in
the
case
of
the
Notes
but
not
such
guarantee,
the
substitution
of
references to
the Former
Residence with
references to
the New
Residence, and
an
undertaking
by
the
Substitute
Issuer
to
indemnify
each
Holder
against
any
Tax
that is
imposed on
it by
(or by
any authority
in or
of) the
New
Residence
and,
if
different,
the
jurisdiction
of
the
Substitute
Issuer's
organisation
with
respect
to
any
Note
and
that
would
not
have
been
so
imposed
had
the
substitution not been made,
as well as against
any Tax,
and any cost or
expense,
relating to such substitution;
(vi)
if
the
Substitute
Issuer
is
not
UBS
Group
AG,
FINMA
has
approved
such
substitution (if
such approval
is then
required under
applicable Swiss
laws and
regulations),
and
the
Current Issuer
and
the
Substitute
Issuer have
obtained
all
other
necessary
governmental
and
other
approvals
and
consents
for
such
substitution
and
for
the
performance
by
the
Substitute
Issuer
of
its
obligations
under the Substitution Documents;
(vii)
if
the
Substitute
Issuer
is
not
organised
under
the
laws
of
Switzerland,
the
Substitute
Issuer
has
appointed
a
process
agent
as
its
agent
in
Switzerland
to
receive
service
of
process
on
its
behalf
in
relation
to
any
legal
proceedings
arising out of or in connection with the Notes; and
(viii)
such substitution does not
give rise to a Tax Event or a
Regulatory Event.
(b)
Upon any substitution pursuant to clause (a) of this Condition 15, (i) the Substitute Issuer will succeed
to, and
be substituted
for,
and may
exercise every
right and
power of,
the
Current Issuer
under the
Notes with
the same
effect as
if the
Substitute Issuer
had been
named
as
Issuer
in
these
Terms
and
Conditions,
and
(ii)
the
Current
Issuer
will
be
released from its obligations under the Notes.
(c)
After
giving
effect
to
any
substitution
pursuant
to
clause
(a)
of
this
Condition
15,
(i)
references
to
the
"Issuer"
in
the
Notes
and
these
Terms
and
Conditions
will
be
references
to
the
Substitute
Issuer,
and
(ii)
references
to
the
"Tax
Jurisdiction"
in
the
Notes
and
these
Terms
and
Conditions
will
be
read
and
construed
as
including
the
jurisdiction of
establishment of
the Substitute
Issuer and,
if different,
the jurisdiction
in
which the Substitute Issuer is resident for tax purposes instead of or in addition to (as the
case
may
be)
references
to
the
jurisdiction
of
establishment
of
the
Issuer
and
Switzerland
.
16.
CONSOLIDATION, MERGER OR SALE
The
Issuer
will
not
consolidate
with,
merge
with
or
into,
or
sell,
convey,
transfer
or
otherwise
dispose
of
all
or
substantially
all
of
its
property
and
assets
(as
an
entirety
or
substantially
as
an
entirety in one transaction or a series of related transactions) to, any Person (other than with, into or to
any
Person
of
which
at
least
95
per
cent.
of
such
Person's
capital
and
voting
rights
are
held,
directly or
indirectly,
by the
Issuer) or
permit any
Person to
merge
with or
into the
Issuer unless
(a) the Issuer will
be the continuing Person,
or (b) the Person
formed by such consolidation
or into
which
the
Issuer
is
merged
or
that
acquired
such
property
and
assets
of
the
Issuer
expressly
assumes in
writing (or,
in the
case of
an acquisition
of property
and assets,
guarantees) all
of the
obligations of the Issuer under the Notes.

17.
FURTHER ISSUES
The
Issuer
may
from
time
to
time
without
the
consent
of
the
Holders
issue
further
notes
and,
provided
that such notes have the same terms
and conditions as the Notes in all
respects (or in all
respects
except
for
the
issue
date
and/or
the
first
date
on
which
interest
is
paid),
such
further
notes will
be consolidated
and form
a single
series with
the Notes.
If the
Issuer issues
any such
further notes pursuant
to this Condition
17, references in
these Terms
and Conditions to
"Notes"
include such further notes, unless the context otherwise requires.
18.
CURRENCY INDEMNITY
Any amount
received
or
recovered
by
any
Holder
in
a
currency other
than
USD
(whether
as
a
result
of,
or
of
the
enforcement
of,
a
judgment
or
order
of
a
court
of
any
jurisdiction,
in
the
insolvency,
winding-up
or
dissolution
of
the
Issuer
or
otherwise)
under
the
Notes
will
only
constitute a discharge of the Issuer to
the extent of the amount in USD that such
Holder is able to
purchase
with
the
amount
so
received
or
recovered
in
such
other
currency
on
the
date
of
such
receipt or recovery (or, if it is not practicable to purchase USD with such amount on such date, on the first date on which it is practicable to do so). If the amount of USD that such Holder is able to purchase is
less than
the amount
owed by
the Issuer
to such
Holder under
the Notes,
the Issuer
shall
indemnify
such
Holder against
any
loss sustained
by
it
as
a
result.
In
addition,
the
Issuer
shall
indemnify
such
Holder
for
the
costs
of
making
such
purchase.
For
purposes
of
this
Condition 18, it
is sufficient for
the relevant Holder
to demonstrate that
it would have
suffered a
loss
had
an
actual
purchase
been
made.
The
indemnities
under
this
Condition
18
will
(a) constitute a separate and independent obligation from the Issuer's other obligations hereunder,
(b)
give
rise
to
a
separate
and
independent
cause
of
action,
(c)
apply
irrespective
of
any
indulgence
granted
by
any
Holder
and
(d)
continue
in
full
force
and
effect
despite
any
other
judgment, order,
claim or
proof for
a liquidated
amount in
respect of
any amount
due under
the
Notes or any other judgment or order.
19.
RULE 144A INFORMATION
If at
any time the
Issuer is neither
a reporting company
under Section 13
or Section 15(d)
of the
US Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the US Exchange
Act, the
Issuer will
comply with
any applicable
requirements of
Rule 144A(d)(4)
under the
US
Securities Act in relation to the Notes.
20.
NO SET-OFF BY HOLDERS
Subject
to
applicable
law,
each
Holder
and
Indirect
Holder,
by
acceptance
of
any
direct
or
beneficial
interest
in
a
Note,
agrees
that
it
will
not,
and
waives
its
right
to,
exercise,
claim
or
plead any right of set-off, compensation or retention with respect to any amount owed to it by the
Issuer in respect of, or arising in connection with, the Notes.
21.
GOVERNING LAW AND JURISDICTION
(a)
The
Notes
and
all
non-contractual
obligations
arising
out
of
or
in
connection
with
the
Notes are governed by and construed in accordance with the laws of Switzerland.
(b)
The courts of the Canton of Zurich
(venue being the City of Zurich) shall
have exclusive
jurisdiction to
settle any
disputes that
may arise
out of
or in
connection with
the Notes,
including any non-contractual obligation arising out of or in connection with the Notes.